SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.               21        (File No. 2-97636)     [X]
                                        ---------

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                              21        (File No. 811-4299)    [X]
                                        ---------


                           IDS LIFE SERIES FUND, INC.
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                 IDS Tower 10, Minneapolis, Minnesota 55440-0010
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                                 (612) 671-7981
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          Colin M. Lancaster - IDS Tower 10, Minneapolis, MN 55440-0010
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately  upon filing  pursuant to paragraph (b)
[X] on June 25, 1998 pursuant to paragraph  (b) of rule 485
[ ] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of rule 485
[ ] 75 days after filing pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cross reference sheet for the IDS Life Series Fund showing location in the prospectus and Statement of Additional Information of the information called for by the items enumerated in Part A and Part B of Form N-1A.

Negative answers omitted from Part A or Part B are so indicated.

PART A

Item No.          Location in Prospectus
1                 Cover page of prospectus

2                 The fund in brief; Sales charge and expenses

3    (a)          Financial highlights
     (b)          NA
     (c)          Performance
     (d)          Financial Highlights

4    (a)          The fund in brief; Investment policies and risks;  How the fund is organized
     (b)          Investment policies and risks
     (c)          Investment policies and risks

5    (a)          How the fund is organized; Directors and officers; Directors and officers of the fund (listing)
     (b)          How the fund is organized; About IDS Life and AEFC
     (b) (i)      About IDS Life and AEFC
     (b) (ii)     Investment manager
     (b) (iii)    Investment manager
     (c)          Portfolio managers
     (d)          The fund in brief
     (e)          How the fund is organized:  Investment manager
     (f)          NA
     (g)          How the fund is organized:  Investment manager

5A   (a) *
     (b) *

6    (a)          How the fund is organized:  Shares; Voting rights
     (b)          NA
     (c)          NA
     (d)          NA
     (e)          Cover page;
     (f)          Distributions and taxes:  Dividend and capital gain distributions;
     (g)          Distributions and taxes:  Taxes
     (h)          NA

7    (a)          How the fund is organized
     (b)          Performance:  Key terms; Valuing assets
     (c)          NA
     (d)          NA
     (e)          NA
     (f)          NA

8    (a)          NA
     (b)          NA
     (c)          NA
     (d)          NA

9                 None

PART B

Item No.          Section in Statement of Additional Information

10                Cover page of SAI

11                Table of contents

12                NA

13   (a)          Additional Investment Policies; all appendices except Dollar Cost Averaging
     (b)          Additional Investment Policies
     (c)          "Unless changed by the board of directors, the fund may..." in Additional Investment Policies
     (d)          Portfolio Turnover, last paragraph of Portfolio Transactions

14   (a)          Directors and officers of the fund;** Directors and officers (SAI & prospectus)
     (b)          Directors and Officers
     (c)          Directors and Officers (last paragraph)

15   (a)          NA
     (b)          NA
     (c)          Directors and Officers (last paragraph)

16   (a) (i)      How the fund is organized;**  About IDS Life and AEFC**
     (a) (ii)     Investment Management and other services;
     (a) (iii)    Investment Management and other services;
     (b)          Investment Management and other services;
     (c)          NA
     (d)          None
     (e)          NA
     (f)          NA
     (g)          NA
     (h)          Custodian; Independent Auditors
     (i)          Custodian

17   (a)          Portfolio Transactions
     (b)          Brokerage Commissions Paid to Brokers Affiliated with IDS Life
     (c)          Portfolio Transactions
     (d)          Portfolio Transactions
     (e)          Portfolio Transactions

18   (a)          How the fund is organized:  Shares and Voting rights**
     (b)          NA

19   (a)          Investing in the Fund
     (b)          Valuing Fund Shares; Investing in the Fund
     (c)          NA

20                Taxes

21   (a)          NA
     (b)          NA
     (c)          NA

22   (a)          Performance Information:  Calculation of Yield (money market funds) (NA for all other funds).
     (b)          Performance Information:  Calculation of Total Return and/or Yield (all other funds)
                  (NA for money market funds)

23                Financial Statements

* Designates information is located in annual report.
**Designates location in prospectus.

IDS Life Series Fund


Prospectus
June 29, 1998


IDS Life Series Fund, Inc. (the fund) is a series mutual fund with six portfolios, each with a different investment objective.

Equity Portfolio is a stock portfolio.

Income Portfolio is a bond portfolio.

Money Market Portfolio is a money market portfolio.

An investment in Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.

Managed Portfolio is a managed portfolio.

Government Securities Portfolio is a government securities portfolio.

International Equity Portfolio is an international stock portfolio.

This prospectus contains information about the fund that you should know before investing. Read it along with your variable life insurance policy prospectus before you invest and keep them for future reference.

International Equity Portfolio is not available for investment under all life insurance policies. Please see the prospectus for your policy to see if it is available.

Additional  facts about the fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The current SAI is incorporated herein by reference. For a free copy, contact IDS Life Series Fund, Inc.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


IDS Life is not a bank or financial institution, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by an bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

IDS Life Series Fund, Inc.
IDS Tower 10
Minneapolis, MN 55440-0010
612-671-3733, 1-800-437-0602
or TTY: 800-285-8846

New York Service: 518-869-8613

Table of contents

The fund in brief
Goals and types of portfolio investments
Manager and distributor
Variable accounts
Sales charge
Expenses

Performance
Financial highlights
Total returns
Yield calculations
Key terms

Investment policies and risks
Facts about investments and their risks
Alternative investment option
Valuing assets

How to invest, transfer or redeem shares
How to invest
How to transfer among subaccounts
Redeeming shares

Distributions and taxes
Dividend and capital gain distributions
Taxes

How the fund is organized
Shares Voting rights
Shareholder  meetings
Portfolio managers
Directors and officers
Investment manager
Investment advisory agreement


About IDS Life and American Express Financial Corporation
General information
Year 2000

The fund in brief

Goals and types of portfolio investments

IDS Life Series Fund, Inc. is a series mutual fund. It has six portfolios whose goals and types of investments are as follows:

Equity Portfolio's goal is capital appreciation. The portfolio invests primarily in U.S. common stocks and securities convertible into common stock.

Income Portfolio's goal is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. The portfolio invests primarily in corporate bonds of the four highest ratings.

Money Market Portfolio's goal is to provide maximum current income consistent with liquidity and conservation of capital. The portfolio invests primarily in high-quality, short-term debt securities.

Managed Portfolio's goal is to maximize total investment return through a combination of capital appreciation and current income. The portfolio invests in common and preferred stocks, convertible securities, debt securities and money market instruments.

Government Securities Portfolio's goal is to provide a high level of current income and safety of principal. The portfolio invests in debt obligations issued or guaranteed by U.S. governmental units.

International Equity Portfolio's goal is capital appreciation and it invests primarily in common stocks of foreign issuers.

Because  any  investment   involves  risk,   achieving  these  goals  cannot  be
guaranteed. Only the shareholders can change the goals.

Manager and distributor

The fund is managed by IDS Life Insurance Company (IDS Life), a subsidiary of American Express Financial Corporation (AEFC). AEFC has an agreement with IDS Life to furnish investment advice for funds managed by IDS Life. IDS Life and IDS Life Insurance Company of New York (IDS Life of New York) buy fund shares for their variable accounts used in connection with their variable life insurance policies. In the future, the fund may offer shares to the owners of other variable life and variable annuity contracts and qualified plans.

Variable accounts

You may not buy (nor will you own) shares of the fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life of New York and allocating your premium payments among different subaccounts of the variable accounts that invest in these portfolios.

Sales charge

Cost of insurance charges, premium expense charges, surrender charges, mortality and expense risk fees and other charges under your policy are described in the variable life insurance policy prospectus.
There is no sales charge for the sale or redemption of fund shares.

Expenses

The fund pays IDS Life a fee for  managing  its  investment  portfolios  and for
certain  administrative   services.  The  fund  also  pays  certain  nonadvisory
expenses. See "Investment manager" under "How the fund is organized."



IDS Life Series Fund, Inc.
Equity Portfolio
Financial highlights

Fiscal period ended April 30,
Per share income and capital changesa
                                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Net asset value,
beginning of period                  $23.52   $29.34   $20.05   $18.10   $16.87   $16.01   $13.94   $12.77   $12.16   $10.79
Income from investment operations:
Net investment income (loss)           (.08)     .05      .03      .10      .06      .03      .03      .13      .35      .36
Net gains (losses) (both              11.55    (1.34)    9.30     2.40     3.26     1.40     2.90     2.09      .61     1.37
realized and unrealized)
Total from investment
operations                            11.47    (1.29)    9.33     2.50     3.32     1.43     2.93     2.22      .96     1.73
Less distributions:
Dividends from net                       --     (.05)    (.03)    (.10)    (.06)    (.03)    (.03)    (.13)    (.35)    (.36)
investment income
Distributions from                    (1.03)   (4.48)    (.01)    (.45)   (2.03)    (.54)    (.83)    (.92)      --       --
realized gains
Total distributions                   (1.03)   (4.53)    (.04)    (.55)   (2.09)    (.57)    (.86)   (1.05)    (.35)    (.36)
Net asset value,                     $33.96   $23.52   $29.34   $20.05   $18.10   $16.87   $16.01   $13.94   $12.77   $12.16
end of period
Ratios/supplemental data
                                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Net assets, end of period
(in thousands)                     $933,817 $551,518 $448,412 $241,032 $151,860  $87,742  $55,265  $33,933  $16,355  $11,620

Ratio of expenses to                    .72%     .76%     .76%     .77%     .75%     .79%     .80%     .80%b    .80%b    .80%
average daily net assets

Ratio of net income (loss) to          (.29%)    .21%     .15%     .56%     .33%     .21%     .17%    1.03%    2.61%    3.32%
average daily net assets

Portfolio turnover rate                 147%     231%     184%     144%     109%      81%      52%      79%     190%      48%
(excluding short-term
securities)

Total returnc                          49.5%    (3.7%)   46.6%    13.9%    19.7%     8.9%    21.1%    18.6%     7.8%    16.2%

Average brokerage                    $.0392  $ .0421       --       --       --       --       --       --       --       --
commission rated

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Commencing on May 1, 1989,  IDS Life  voluntarily  limited  total  operating expenses to 0.80% of average daily net assets. Had IDS Life not done so, the ratio of  expenses  to average  daily net  assets  would have been 0.86% and
  0.90% for the years ended April 30, 1991 and 1990, respectively.
c Total return does not reflect the expenses  that apply to the  subaccounts  or the policies.
d Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share  for security  trades  on  which
  commissions   are  charged.   The  comparability  of  this  information  may
  be affected  by  the  fact that commission rates per share vary significantly among foreign countries.

IDS Life Series Fund, Inc.
Income Portfolio
Financial highlights (continued)

Fiscal period ended April 30,
Per share income and capital changes(a)
                                 1998      1997      1996      1995      1994      1993      1992      1991     1990     1989
Net asset value,               $10.03     $9.93     $9.64     $9.71    $10.19    $ 9.40     $9.19     $8.55    $8.93    $9.05
beginning of period
Income from investment operations:

Net investment income (loss)      .69       .68       .68       .69       .71       .76       .73       .75      .75      .70

Net gains (losses) (both          .29       .10       .29      (.07)     (.48)      .80       .21       .64     (.40)    (.12)
realized and unrealized)
Total from investment
operations                        .98       .78       .97       .62       .23      1.56       .94      1.39      .35      .58
Less distributions:
Dividends from net               (.69)     (.68)     (.68)     (.69)     (.71)     (.77)     (.73)     (.75)    (.73)    (.70)
investment income
Distributions from
realized gain                    (.04)       --        --        --        --        --        --        --       --       --
Total distributions              (.73)     (.68)     (.68)     (.69)     (.71)     (.77)     (.73)     (.75)    (.73)    (.70)
Net asset value,
end of period                  $10.28    $10.03     $9.93     $9.64    $ 9.71    $10.19     $9.40     $9.19    $8.55    $8.93
Ratios/supplemental data
                                 1998      1997      1996      1995      1994      1993      1992      1991     1990     1989
Net assets, end of period     $82,773   $66,745   $54,976   $37,823   $33,770   $22,641   $16,306   $11,949   $8,831   $6,203
(in thousands)

Ratio of expenses to
average daily net assets         .74%      .80%      .80%      .80%      .80%      .80%b     .80%b     .80%b    .80%b   1.11%

Ratio of net income (loss) to   6.69%     6.73%     6.72%     7.23%     6.83%     7.66%     7.86%     8.41%    8.02%    7.87%
average daily net assets

Portfolio turnover rate           94%      106%       36%       55%       60%       47%       75%       55%      60%      99%
(excluding short-term securities)

Total return c              10.0%     8.1%  10.0%     6.7%     2.1%   17.2%   10.6%   16.8%     3.8%    6.7%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Commencing on May 1, 1989, IDS Life voluntarily limited total operating expenses to 0.80% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.83%, 0.88%, 0.93% and 0.96% for the years ended April 30, 1993, 1992, 1991 and 1990, respectively.
c Total return does not reflect the expenses that apply to the subaccounts or the policies.

IDS Life Series Fund, Inc.
Money Market Portfolio
Financial highlights (continued)

Fiscal period ended April 30,
Per share income and capital changes(a)
                                1998     1997    1996    1995    1994    1993    1992    1991   1990    1989
Net asset value,               $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00  $1.00   $1.00
beginning of period
Income from investment operations:
Net investment income (loss)     .05      .05     .05     .04     .03     .03     .05     .07    .08     .07
Less distributions:
Dividends from net              (.05)    (.05)   (.05)   (.04)   (.03)   (.03)   (.05)   (.07)  (.08)   (.07)
investment income
Net asset value,               $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00  $1.00   $1.00
end of period
Ratios/supplemental data
                                1998     1997    1996    1995    1994    1993    1992    1991   1990    1989
Net assets, end of period    $34,373  $28,546 $14,318  $9,885  $9,557  $8,181  $9,771  $9,596 $6,321  $4,721
(in thousands)

Ratio of expenses to           .60%      .60%    .60%    .60%    .60%    .60%    .60%    .60%   .60%   1.10%
average daily net assetsb

Ratio of net income (loss) to  5.04%    4.81%   5.04%   4.45%   2.61%   3.00%   4.60%   7.06%  8.26%   7.38%
average daily net assets

Total returnc                   5.2%     4.9%    5.0%    4.5%    2.6%    3.0%    4.7%    7.4%   8.6%    7.5%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Commencing on April 5, 1989, IDS Life voluntarily limited total operating expenses to 0.60% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64%, 0.73%, 0.77%, 0.71%, 0.74%, 0.75%, 0.86%, 0.96% and 1.35% for the years ended
  April 30, 1997,  1996,  1995,  1994, 1993, 1992, 1991, 1990, and 1989,
  respectively.
c Total return does not reflect the expenses that apply to the subaccounts or the policies.

IDS Life Series Fund, Inc.
Managed Portfolio
Financial highlights (continued)

Fiscal period ended April 30,
Per share income and capital changes(a)
                                1998       1997     1996      1995     1994     1993     1992    1991     1990       1989
Net asset value,              $17.16     $16.49   $14.11    $13.85   $13.84   $13.55   $13.29  $12.80   $11.22     $10.42
beginning of period
Income from investment operation:
Net investment income (loss)     .47        .57      .57       .44      .42      .44      .48     .57      .57        .61
Net gains (losses) (both        3.92       1.37     2.51       .30     1.40     1.44     1.87    1.90     1.58        .80
realized and unrealized)
Total from investment           4.39       1.94     3.08       .74     1.82     1.88     2.35    2.47     2.15       1.41
operations
Less distributions:
Dividends from net              (.47)      (.57)    (.57)     (.44)    (.42)    (.44)    (.48)   (.57)    (.57)      (.61)
investment income

Distributions from             (1.27)      (.70)    (.13)     (.04)   (1.39)   (1.15)   (1.61)  (1.41)       --         --
realized gains
Total distributions            (1.74)     (1.27)    (.70)     (.48)   (1.81)   (1.59)   (2.09)  (1.98)    (.57)      (.61)
Net asset value,              $19.81     $17.16   $16.49    $14.11   $13.85   $13.84   $13.55  $13.29   $12.80     $11.22
end of period
Ratios/supplemental data
                                1998       1997     1996      1995     1994     1993     1992    1991     1990       1989
Net assets, end of period   $580,697   $410,737 $316,732  $219,986 $160,706 $100,139  $72,366 $51,442  $32,725    $25,807
(in thousands)

Ratio of expenses to             .72%       .75%     .78%      .78%     .77%     .79%     .80%    .80%b    .80%b      .72%b
average daily net assets

Ratio of net income (loss)      2.60%      3.46%    3.73%     3.27%    2.83%    3.15%    3.40%   4.38%    4.54%      5.76%
to average daily net assets

Portfolio turnover rate          112%       100%      83%      143%     106%     118%     122%     71%     107%        58%
(excluding short-term
securities)

Total returnc                   26.7%      12.5%    22.3%      5.5%    13.3%    14.0%    17.8%   20.2%    19.4%      13.9%

Average brokerage             $.0555       $.0543       --       --        --      --       --      --       --        --
commission rated

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Commencing on April 5, 1989, IDS Life  voluntarily  limited total  operating expenses to 0.80% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average  daily net assets would have been 0.81%,  0.82%
  and 0.84% for the years ended April 30, 1991, 1990 and 1989, respectively.
c Total return does not reflect the expenses that apply to the subaccounts or the policies.
d Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

IDS Life Series Fund, Inc.
Government Securities Portfolio
Financial highlights (continued)

Fiscal period ended April 30,
Per share income and capital changesa

                                 1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Net asset value,                $9.87    $9.98    $9.85    $9.88   $10.54   $ 9.69    $9.44    $8.88    $8.97    $9.00
beginning of period
Income from investment operations:
Net investment income (loss)      .56      .59      .61      .59      .60      .63      .66      .67      .69     .64

Net gains (losses) (both          .42     (.03)     .13     (.03)    (.56)     .94      .28      .56     (.09)   (.03)
realized and unrealized)
Total from investment             .98      .56      .74      .56      .04     1.57      .94     1.23      .60     .61
operations
Less distributions:
Dividends from net               (.56)    (.59)    (.61)    (.59)    (.60)    (.63)    (.66)    (.67)    (.69)   (.64)
investment income

Distributions from               (.11)    (.08)      --       --     (.10)    (.09)    (.03)      --       --      --
realized gains
Total distributions              (.67)    (.67)    (.61)    (.59)    (.70)    (.72)    (.69)    (.67)    (.69)   (.64)
Net asset value,               $10.18    $9.87    $9.98    $9.85   $ 9.88   $10.54    $9.69    $9.44    $8.88   $8.97
end of period

Ratios/supplemental data
                                 1998     1997     1996     1995     1994     1993     1992     1991     1990    1989
Net assets, end of period     $14,607  $13,377  $12,464  $11,440  $11,185   $9,619   $7,853   $6,314   $3,184  $2,773
(in thousands)

Ratio of expenses to             .80%     .80%     .80%     .80%     .80%     .80%     .80%     .80%     .80%   1.12%
average daily net assetsb

Ratio of net income (loss) to   5.57%    5.88%    5.98%    6.02%    5.59%    6.10%    6.79%    7.24%    7.34%   7.19%
average daily net assets

Portfolio turnover rate           82%      62%      38%      12%      32%      15%      11%      18%      18%     14%
(excluding short-term
securities)

Total returnc                   10.1%     5.8%     7.5%     6.0%     0.2%    16.6%    10.2%    14.3%    6.5%     7.1%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Commencing on April 5, 1989, IDS Life voluntarily limited total operating expenses to 0.8% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.85% , 0.85%, 0.88%, 0.87%, 0.85%, 0.88%, 0.92%, 1.08%, 1.12% and 1.21% for the years ended April 30, 1998,  1997,  1996,  1995,  1994, 1993, 1992, 1991, 1990 and
  1989, respectively.
c Total return does not reflect the expenses that apply to the subaccounts or the policies.

IDS Life Series Fund, Inc.
International Equity Portfolio
Financial highlights

Fiscal period ended April 30,
Per share income and capital changes(a)
                                        1998          1997          1996        1995b
Net asset value,                      $14.73         16.35        $10.29        $10.00
beginning of period
Income from investment operations:
Net investment income (loss)             .08           .14           .11        .15

Net gains (losses) (both                4.06         (.24)          6.08        .29
realized and unrealized)
Total from investment operations        4.14         (.10)          6.19        .44
Less distributions:
Dividends from net                     (.07)         (.15)         (.13)        (.15)
investment income

Excess distributions from              (.05)            --            --       --
net investment income

Distributions from                     (.42)        (1.37)            --       --
realized gains

Total distributions                    (.54)        (1.52)         (.13)        (.15)
Net asset value,
end of period                         $18.33        $14.73        $16.35        $10.29

Ratios/supplemental data
                                        1998          1997          1996        1995b
Net assets, end of period           $217,573      $125,874       $52,061        $8,497
(in thousands)

Ratio of expenses to                  1.05%d       1.05%d         1.05%d        1.00%c,d
average daily net assets

Ratio of net income (loss) to          .49%           .73%          .92%        5.66%c
average daily net assets

Portfolio turnover rate                 172%          151%          172%        40%
(excluding short-term
securities)

Total returne                          28.4%         (.5%)         60.5%       4.4%

Average brokerage commission ratef   $.0014         $.0022           --         --

a For a share outstanding throughout the period.  Rounded to the nearest cent.
b Commencement of operations. Period from Oct. 28, 1994 to April 30, 1995.
c Adjusted to an annual basis.
d IDS Life voluntarily limited total operating expenses. Had IDS not done so, the ratio of expenses to average daily net assets would have been  1.06%,
  1.22%, 1.32% and 1.76% for the years ended April 30, 1998, 1997, 1996 and
  1995, respectively.
e Total return does not reflect the expenses that apply to the subaccounts or the policies.
f Effective fiscal year 1997, the Fund is required to disclose an average
  brokerage commission rate per share  for  security   trades  on  which
  commissions   are  charged.   The  comparability  of  this  information  may
  be affected by the fact that commission rates per share vary significantly among foreign countries.


The  information  in the preceding  tables has been audited by KPMG Peat Marwick
LLP, independent auditors. The independent auditors' report and additional information about the performance of the fund is contained in the fund's annual report which may be obtained without charge.

Total returns


Average annual total returns as of April 30, 1998

Purchase made                  1 year ago      5 years ago        10 years ago
-------------                  ----------      -----------        ------------
Equity Portfolio               +49.52%           +23.55%             +18.94%
S&P 500                        +40.91%           +23.18%             +18.88%
Lipper Growth and Income       +34.88%           +19.69%             +16.34%
Fund Index

Cumulative total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Equity Portfolio               +49.52%            +187.91%            +466.56%
S&P 500                        +40.91%            +183.57%            +463.60%
Lipper Growth and Income       +34.88%            +145.60%            +354.19%
Fund Index

Average annual total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Income Portfolio                +9.97%            +7.33%              +9.09%
Lehman Aggregate Bond          +10.92%            +6.84%              +9.02%
Index

Cumulative total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Income Portfolio                +9.97%           +42.44%              +138.63%
Lehman Aggregate Bond          +10.92%           +39.24%              +137.22%
Index

Average annual total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Managed Portfolio                +26.70%         +15.80%             +16.45%
S&P 500                          +40.91%         +23.18%             +18.88%
Lipper Balanced Fund Index       +26.08%         +14.21%             +13.30%

Cumulative total returns as of April 30, 1998

Purchase made               1 year ago      5 years ago          10 years ago
-------------               ----------      -----------          ------------
Managed Portfolio              +26.70%         +108.19%              +358.41%
S&P 500                        +40.91%         +183.57%              +463.60%
Lipper Balanced Fund Index     +26.08%          +94.28%              +248.62%

Average annual total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Government Securities          +10.11%          +5.85%                +8.33%
Portfolio
Merrill Lynch 1-3 Govt          +7.14%          +5.50%                +7.22%
Index

Cumulative total returns as of April 30, 1998

Purchase made               1 year ago       5 years ago          10 years ago
-------------               ----------       -----------          ------------
Government Securities          +10.11%          +32.91%               +122.63%
Portfolio
Merrill Lynch 1-3 Govt          +7.14%          +30.67%               +100.88%
Index

Average annual total returns as of April 30, 1998

Purchase made                       1 year ago           Since inception*
International Equity Portfolio           +28.41%               +24.02%
Goldman Sachs Extended Global             -0.10%                -0.69%
Market Index ex. U.S.
Goldman Sachs Extended Global             -1.94%                -0.63%
Market Index ex. U.S. with
Japanese Modification

Cumulative total returns as of April 30, 1998

Purchase made                       1 year ago           Since inception*
-------------                       ----------           ----------------
International Equity Portfolio          +28.41%               +113.95%
Goldman Sachs Extended Global            -0.10%                 -2.39%
Market Index ex. U.S.
Goldman Sachs Extended Global            -1.94%                 -2.17%
Market Index ex. U.S. with
Japanese Modification

*October 28, 1994


These examples show total returns from hypothetical investments in each portfolio. These returns are compared to those of popular indexes for the same periods. The results do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each portfolio assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a portfolio's future performance.

The portfolios' investments may be different from those in the indexes. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.


Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Equity Portfolio and Managed Portfolio invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


Lipper Growth and Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Equity Portfolio, although some funds in the index may have somewhat different investment policies or objectives.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Income Portfolio.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Managed Portfolio, although some funds in the index may have somewhat different investment policies or objectives.

Merrill Lynch 1-3 Year Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

The Goldman Sachs Extended Global Market Index ex. U.S. consists of market capitalization-weighted combinations of the Financial Times/Standard & Poor's (FT/S&P) Actuaries World Indices and the International Finance Corporation Investable (IFCI) Indices. The FT/S&P Actuaries Indices include 26 primarily developed countries and cover approximately 80% of the equity capitalization within those countries. The IFCI Market Indices consist of an additional 46 primarily emerging market countries and covers between 60% and 70% of the total capitalization in the markets included. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

The Goldman Sachs Extended Global Market Index ex. U.S. with Japanese Modification is calculated by Goldman, Sachs & Co. and is based on the GS-EGMI World Index excluding U.S. region with Japan included at 50% of its percentage weight. The weight of Japan is reset each week and the weights of the remaining countries are proportionally increased to make up for Japan's reduced weight. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

Yield calculations

Income Portfolio and Government Securities Portfolio may calculate a 30-day annualized yield by dividing:

o        net investment income per share deemed earned during a 30-day period by

o        the net asset value per share on the last day of the period, and

o        converting the result to a yearly equivalent figure.

This yield calculation does not include any surrender charge or life insurance policy charges, which would reduce the yield quoted.

A portfolio's yield varies from day to day, mainly because share values and net asset values (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

Past yields should not be considered an indicator of future yields.

Key terms

Average annual total return - The annually compounded rate of return over a given time period (usually two or more years) - total return for the period converted to an equivalent annual figure.

Capital gains or losses - Increase or decrease in value of the securities the portfolio holds. Gains are realized when securities that have increased in value are sold. A portfolio also may have unrealized gains or losses when securities increase or decrease in value but are not sold.

Close of business - Normally 3 p.m. Central time each business day (any day the New York Stock Exchange is open).

Distributions  - Payments to the  subaccounts  of two types:  investment  income
(dividends)   and  realized  net   long-term   capital  gains   (capital   gains
distributions).

Investment income - Dividends and interest earned on securities held by the portfolio.

Net asset value (NAV) - Value of a single share held by the portfolio. It is the total market value of all of a portfolio's investments and other assets, less any liabilities, divided by the number of shares outstanding.

The NAV is the price the subaccount receives when it sells shares. It usually changes from day to day, and is calculated at the close of business. For the Income and Government Securities Portfolios, NAV generally declines as interest rates increase and rises as interest rates decline.

Total return - Sum of all returns for a given period, assuming reinvestment of all distributions. Calculated by taking the total value of shares at the end of the period (including shares acquired by reinvestment), less the price of shares purchased at the beginning of the period.

Yield - Net investment income earned per share for a specified time period, divided by the share price at the end of the period.

Investment policies and risks

Equity Portfolio - Under normal market conditions, Equity Portfolio invests primarily in U.S. common stocks that the investment manager believes have potential for capital appreciation. The companies in which the portfolio invests may be well-seasoned or relatively new and lesser-known as long as the investment manager believes the stock is attractive for capital growth.

The portfolio also may invest in convertible securities, derivative instruments, money market instruments and foreign investments. Neither foreign investments nor derivative instruments will exceed 25% of the portfolio's total assets.

Income Portfolio - Under normal market conditions, Income Portfolio primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in both U.S. and foreign government bonds.

The portfolio also may invest in corporate bonds with lower ratings, convertible securities, preferred stocks, derivative instruments, foreign investments and money market instruments. Foreign investments are limited to 25% of the portfolio's total assets.

Money Market Portfolio - Under normal market conditions, Money Market Portfolio invests primarily in high-quality, short-term, marketable debt securities and other money market instruments. For a description of money market securities, see Appendix C in the SAI.

Because the portfolio seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the portfolio's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The portfolio cannot guarantee that it will always be able to maintain a stable net asset value of $1.00 per share. An investment in the portfolio is neither insured nor guaranteed by the U.S. government.

Managed Portfolio - This portfolio invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and
3) up to 100% in money market instruments. Stocks and debt securities will be selected for capital appreciation, income or both. Money market instruments will be selected for current income and safety of principal.

Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement. Foreign investments are limited to 25% of the portfolio's total assets.

Government  Securities  Portfolio - Under normal market  conditions,  Government
Securities Portfolio invests primarily in securities that are issued or guaranteed by a U.S. governmental unit. The portfolio also may invest in derivative instruments on U.S. government securities. Shares of this portfolio are not insured or guaranteed by the U.S. government or by any other person or entity.

International Equity Portfolio - Under normal market conditions, International Equity Portfolio invests at least 65% of its total assets in foreign equity securities having a potential for superior growth.


The portfolio's investments will be primarily in common stocks and securities convertible into common stocks of foreign issuers. However, if the investment manager believes they have more potential for capital growth, the portfolio may invest in bonds issued or guaranteed either by countries that are members of the Organization for Economic Cooperation and Development (OECD) or by international agencies such as the World Bank or the European Investment Bank. These bonds will not be purchased unless, in the judgment of the investment manager, they are comparable in quality to bonds rated AA by Standard & Poor's Corporation (S&P).


The percentage of portfolio assets invested in particular countries or regions of the world will change according to their political stability and economic condition. Ordinarily, the portfolio will invest in companies domiciled in at least three foreign countries. Please remember that the foreign securities involve special risks, including those described in the next section of this prospectus.


Normally, investments in U.S. issuers will constitute less than 20% of the portfolio's investments. However, as a temporary measure, the portfolio may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities. U.S. investments would include common stocks, convertible securities and corporate and government bonds. The bonds must bear one of the four highest ratings given by Moody's or S&P or must be of comparable quality.

The portfolio also may invest in money market instruments and derivative instruments. No more than 5% of the portfolio's total assets may be invested in options on individual securities.

The various types of investments the portfolio managers use to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of smaller or foreign companies or stocks of companies experiencing significant growth and operating in areas of financial and technological change may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, some of the securities in which a portfolio invests involve substantial risk and may be considered speculative.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, the convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of an investment grade bond also fluctuates if its credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as "junk bonds." Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, a portfolio relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the portfolio's investment manager believes it is advantageous to do so.


                 Bond ratings of holdings for fiscal year ended
                       April 30, 1998 for Income Portfolio


                   S&P Rating (or       Protection of                  Percent of net assets in
Percent of net     Moody's equivalent)  principal and                  unrated securities*
assets                                  interest

    34.24%         AAA                  Highest quality                       0.03%
     3.30          AA                   High quality                          -
    10.28          A                    Upper medium grade                    -
    19.87          BBB                  Medium grade                          0.38
    15.12          BB                   Moderately speculative                0.03
     8.81          B                    Speculative                           0.16
     0.14          CCC                  Highly speculative                    -
     -             CC                   Poor quality                          -
     -             C                    Lowest quality                        -
     -             D                    In default                            -
     2.03          Unrated              Unrated securities                    1.43

* AEFC's assessment of unrated securities.







Bond ratings of holdings for fiscal year ended
                      April 30, 1998 for Managed Portfolio

                                        Protection of
Percent of net     S&P Rating (or       principal and                  Percent of net assets in
assets             Moody's equivalent)  interest                       unrated securities*

    12.12%         AAA                  Highest quality                       0.43%
     0.94          AA                   High quality                          -
     2.72          A                    Upper medium grade                    -
     3.23          BBB                  Medium grade                          -
     3.74          BB                   Moderately speculative                -
     4.78          B                    Speculative                           0.20
     0.18          CCC                  Highly speculative                    0.28
     -             CC                   Poor quality                          -
     -             C                    Lowest quality                        -
     -             D                    In default                            -
     1.59          Unrated              Unrated securities                    0.68

* AEFC's assessment of unrated securities.


(See Appendix H to the SAI for further information regarding ratings.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, a portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, a portfolio may have to sell securities to have sufficient cash to pay the dividends.

Mortgage-backed securities: All portfolios except Money Market may invest in U.S. government securities representing part ownership of pools of mortgage loans. A pool, or group, of mortgage loans issued by such lenders as mortgage bankers, commercial banks and savings and loan associations, is assembled and mortgage pass-through certificates are offered to investors through securities dealers. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on the certificates.


Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the fund holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the fund. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the fund cannot guarantee against losses that might result from them.


Derivative instruments: For all portfolios except Money Market, the portfolio managers may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow a portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties, and inability to close such instruments. A portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The portfolios' custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolios' obligations. No more than 5% of each portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. For further information, see the options and futures appendixes in the SAI.

Securities and derivative instruments that are illiquid: Illiquid means the security or derivative instrument cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities and derivative instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. Each portfolio manager will follow guidelines established by the board of directors and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of each portfolio's net assets will be held in securities and derivative instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally less than 25% of each of Equity, Income, Managed, Government Securities and International Equity Portfolio's assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

Securities of other investment companies: Equity, Income and International Equity Portfolio may invest in securities of investment companies by purchase in the open market where the dealer's or sponsor's profit is the regular commission. If any such investment is made, not more than 5% of the portfolio's net assets (10% for International Equity Portfolio) will be so invested. To the extent the portfolio were to make such investments, you may be subject to duplicative advisory, administrative and distribution fees.

The investment policies described above may be changed by the board of directors.

Lending portfolio securities: Each portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless shareholders approve otherwise, loans may not exceed 30% of a portfolio's net assets.

Alternative investment option

In the future, the board of the fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the fund's investment portfolios would be managed by another investment company with the same goal as the fund, rather than being invested directly in a portfolio of securities.

Valuing assets

Money Market Portfolio's securities are valued at amortized cost. In valuing assets of Equity, Income, Managed, Government Securities and International Equity Portfolios:

o Securities and assets with available market values are valued on that basis.

o    Securities maturing in 60 days or less are valued at amortized cost.


o Assets without readily available market values are valued according to methods selected in good faith by the board.


o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable.

How to invest, transfer or redeem shares

How to invest

You may invest in the portfolios of the fund only by buying a variable life insurance policy offered by IDS Life or IDS Life of New York. Your financial advisor will help you fill out and submit an application. For further information concerning acceptance of your application, see the variable life insurance policy prospectus.

How to transfer among subaccounts

You can transfer all or part of your value in a subaccount to one or more of the other subaccounts. That way, you transfer to a portfolio with a different investment objective. Please refer to your variable life insurance policy prospectus for more information about transfers among subaccounts.

Redeeming shares


The fund will buy  (redeem)  any shares  presented  by the  subaccounts.  Policy surrender details are described in your variable life insurance policy prospectus. Payment generally will be made within seven days of the surrender request. The amount may be more or less than the amount invested. Shares will be redeemed at net asset value at the next close of business after we receive the request.


Distributions and taxes

The fund distributes to shareholders (the subaccounts) net investment income and net capital gains. It does so to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividend and capital gain distributions

The fund distributes its net investment income (dividends and interest earned on securities held by the fund, less operating expenses) to shareholders (the subaccounts) at the end of each calendar quarter for Equity, Managed and International Equity Portfolios. For Income, Money Market and Government Securities Portfolios, net investment income is distributed monthly. Short-term capital gains distributed are included in net investment income. Net realized capital gains, if any, from selling securities are distributed at the end of the calendar year. Before they are distributed, both net investment income and net capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (Since the distributions are reinvested, the total value of the holdings will not change.) The reinvestment price is the net asset value at close of business on the day the distribution is paid.

Taxes

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code. Each portfolio intends to comply with these requirements.

Federal income taxation of separate accounts, life insurance companies and variable life insurance policies is discussed in the variable life insurance policy prospectus.

Income received by the International Equity Portfolio may be subject to foreign tax and withholding. Tax conventions between certain countries and the United States may reduce or eliminate these taxes.

How the fund is organized

IDS Life Series Fund, Inc. is a series mutual fund. The fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated in Minnesota on May 8, 1985. All portfolios began operations on Jan. 20, 1986 except International Equity Portfolio which began operations on Oct. 28, 1994. The fund headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

Shares

The fund is owned by the subaccounts, its shareholders. Each of the portfolios issues its own series of common stock. All shares issued by each portfolio are of the same class--capital stock. Par value is $.001 per share. Both full and fractional shares can be issued. The shares of each portfolio making up IDS Life Series Fund, Inc. represent an interest in that portfolio's assets only (and profits or losses) and, in the event of liquidation, each share of a portfolio would have the same rights to dividends and assets as every other share of that portfolio.

Voting rights

For a discussion of the rights of policy owners concerning the voting of shares held by the subaccounts, please see the variable life insurance policy prospectus. Each share of a portfolio has one vote. On an issue affecting a particular portfolio, its shares vote as a separate series. On some issues, all shares of the fund vote together as one series. All shares have cumulative voting when voting on the election of directors.

The goals of the portfolios can be changed only if the majority of the outstanding shares agree. The vote of a majority of the outstanding voting shares means the vote:

o of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy; or

o    of more than 50% of the outstanding voting shares, whichever is less.

Shareholder meetings

The fund does not hold annual shareholder meetings. However, the directors may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove directors.

Portfolio managers

Equity Portfolio
Louis Giglio joined AEFC in January of 1994 and serves as portfolio manager. He was appointed to manage this portfolio in April 1997. He also serves as portfolio manager for Strategist World Technologies Fund. Prior to that, he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc., covering the microcomputer software and computer services industries.

Income Portfolio
Lorraine Hart joined AEFC in 1984 and serves as vice president - insurance investments. She has managed this portfolio since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.

Money Market Portfolio
Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since, 1996. From 1986 to 1992 he was a fixed income securities analyst and from 1992 to 1993 he was an associate portfolio manager. He also serves as portfolio manager of IDS Cash Management Fund, IDS Life Moneyshare Fund, IDS Tax-Free Money Fund and IDS Intermediate Tax-Exempt Fund.

Managed Portfolio
Scott Schroepfer joined AEFC in 1990 and serves as senior portfolio manager. He has managed the fixed income portfolio of Managed Portfolio since 1995 and as associate portfolio manager since 1994. Prior to that he served as a high-yield corporate bond analyst.


Betty Tebault joined AEFC in 1985 as an analyst and serves as portfolio manager. She became a portfolio manager in 1993 and was appointed to this portfolio from 1995 until early 1997. She also has managed IDS Equity Select Fund since 1997.

Government Securities Portfolio
Colin Lundgren joined AEFC in 1986 and serves as portfolio manager. He has managed this portfolio since January 1997. He served as Associate Portfolio Manager for IDS Advisory and Wealth Management Service from 1995 to 1997. Prior to that he has held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis.


International Equity Portfolio
John O'Brien joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manager of World Growth Portfolio and IDS Life International Equity Portfolio in September 1997.


Directors and officers

Shareholders elect a board of directors that oversees the operations of the fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings.


On April 30, 1998 the fund's directors and officers did not own any shares of the fund.


Investment manager

The fund pays IDS Life for managing its portfolio, providing administrative services and serving as transfer agent.

Under its Investment Management and Services Agreement, IDS Life determines which securities will be purchased, held or sold (subject to the direction and control of the fund's board of directors). For these services the fund pays IDS Life a fee based on the average daily net assets of the portfolios at the following rates: 0.7% on an annual basis for Equity, Income, Managed and Government Securities Portfolios, 0.5% for Money Market Portfolio, and 0.95% for International Equity Portfolio.


Under the Agreement, the fund also pays taxes, brokerage commissions and nonadvisory expenses. However, IDS Life has agreed to a voluntary limit of the annual charge of 0.1% of the average daily net assets of the fund for these nonadvisory expenses. Total net fees and expenses incurred after the limitations by each portfolio amounted to .72%, .74%, .60%, .72%, .80% and 1.05% of average daily net assets for Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios; respectively for the period ended April 30, 1998.


IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

Investment advisory agreement

IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice about the fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Income, Money Market, Managed and Government Securities Portfolios' average net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average net assets for the year. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life.

About IDS Life and American Express Financial Corporation

General information

IDS Life Series Fund is managed by IDS Life, a wholly owned subsidiary of AEFC, which itself is a wholly owned subsidiary of the American Express Company (American Express), a financial services company headquartered in New York City.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


AEFC has been providing financial services since 1894. Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life. Total assets under management on April 30, 1998 were more than $195 billion.

American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,700 planners.


Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.


Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the fund. The fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the fund's operations currently is being evaluated. The companies or governments in which the fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the fund's investments. The potential materiality of any such impact is not known at this time.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for


                           IDS LIFE SERIES FUND, INC.
                                Equity Portfolio
                                Income Portfolio
                             Money Market Portfolio
                                Managed Portfolio
                         Government Securities Portfolio
                         International Equity Portfolio

                                  June 29, 1998


This Statement of Additional Information is not a prospectus. It should be read together with the fund's prospectus which may be obtained from your financial advisor, or by writing or calling IDS Life Series Fund, Inc. at the address or telephone number below.

International Equity Portfolio is not available for investment under all life insurance policies. Please see the prospectus for your policy to see if it is available.


The date of this Statement of Additional Information is June 29, 1998, and is to be used with the fund's Prospectus dated June 29, 1998 and the fund's Annual Report for the fiscal year ended April 30, 1998.



IDS Life Series Fund, Inc.
IDS Tower 10
Minneapolis, MN 55440-0010
(612) 671-3733
800-437-0602
TTY: 800-285-8846

New York Service:
(518) 869-8613

                                TABLE OF CONTENTS

Goals and Investment Policies....................................See Prospectus

Additional Investment Policies............................................p.  3
Portfolio Transactions....................................................p. 19
Brokerage Commissions Paid to
Brokers Affiliated with IDS Life..........................................p. 21
Calculation of Total Return...............................................p. 22
Calculation of Yield......................................................p. 23
Valuing Each Portfolio's Shares...........................................p. 24
Investing in the Fund.....................................................p. 26
Redeeming Shares..........................................................p. 27
Investment Management and Other Services..................................p. 27
Management of the Fund....................................................p. 28
Custodian.................................................................p. 30
Independent Auditors......................................................p. 31
Financial Statements..........................................See Annual Report


Appendix A:       Foreign Currency Transactions, for
                  Investments of Equity, Income, Managed
                  and International Equity Portfolios.....................p. 32
Appendix B:       Investing in Foreign Securities.........................p. 36
Appendix C:       Description of Money Market Securities, for
                  Investments of all Portfolios except
                  Government Securities...................................p. 37
Appendix D:       Options and Stock Index Futures Contracts,
                  for Investments of Equity, Managed and
                  International Equity Portfolios.........................p. 39
Appendix E:       Options and Interest Rate Futures Contracts,
                  for Investments of Income, Managed and
                  Government Securities Portfolios........................p. 45
Appendix F:       Mortgage-Backed Securities and Additional
                  Information on Investment Policies for all
                  Portfolios except Money Market..........................p. 50
Appendix G:       Dollar-Cost Averaging...................................p. 53
Appendix H:       Description of Corporate Bond Ratings...................p. 54

ADDITIONAL INVESTMENT POLICIES

In addition to the investment goals and policies presented in the prospectus, each portfolio has the investment policies stated below.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Equity Portfolio agree to a change, Equity Portfolio will not:

`Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of portfolio securities under circumstances where the portfolio would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

`Buy securities of an issuer if the officers and directors of the portfolio, American Express Financial Corporation (AEFC) and IDS Life Insurance Company (IDS Life) hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Concentrate its investments in any particular industry, but reserves freedom of action to do so provided that not more than 25% of its assets, taken at cost, may be so invested at any one time.


`Purchase securities of any issuer if immediately after and as a result of such purchase the portfolio would own more than 10% of the outstanding voting securities of such issuer.


Unless changed by the board of directors, the following policies apply to Equity
Portfolio:

The portfolio will not invest in companies for the purpose of, or with the effect of, acquiring control.

The portfolio will not buy on margin or sell short.

The portfolio will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The portfolio does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value). The portfolio may acquire limited amounts of securities of one or more investment companies as permitted by the Investment Company Act of 1940 (1940 Act), in connection with the acquisition of or merger with such companies. Except for these instances, the portfolio will not purchase securities of investment companies.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities.

When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.


The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio does not intend to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will the investment in warrants exceed 5% of the portfolio's net assets. A warrant is a right to buy a certain security at a set price for a certain period of time and is freely traded in the market.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio will not invest in securities which are not readily marketable (including restricted securities and repurchase agreements over 7 days) without registration or the filing of a notification under the 1933 Act, or the taking of similar action under other securities laws relating to the sale of securities, if immediately after the making of any such investment more than 10% of the portfolio's net assets (taken at market or other current value) are invested in such securities.

The portfolio will not invest in interests in oil, gas and other mineral exploration or development programs.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Government Securities Portfolio agree to a change, Government Securities Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Make a loan of any part of its assets to AEFC, to the officers and directors of AEFC or to its own officers and directors.

`Buy any property or security (other than securities issued by the portfolio) from any officer or director of AEFC or the fund, nor will the portfolio sell any property or security to them.


`Issue senior securities, except that this restriction shall not be deemed to prohibit the portfolio from borrowing money from banks, lending its securities, or entering into repurchase agreements or options or futures contracts.

Unless changed by the board of directors, the following policies will apply to Government Securities Portfolio:

The portfolio will not invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

The portfolio will not invest for the purpose of exercising control or management.

The portfolio will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

The portfolio will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.


The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's
Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.


The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its gross assets. For purposes of this restriction, collateral arrangements with respect to margin for interest rate futures contracts are not deemed to be a pledge of assets.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the same purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Income Portfolio agree to a change, Income Portfolio will not:

`Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of portfolio securities under circumstances where the portfolio would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

`Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Concentrate its investments in any particular industry, but reserves freedom of action to do so provided that not more than 25% of its assets, taken at cost, may be so invested at any one time.

`Purchase securities of any issuer if immediately after and as a result of such purchase the portfolio would own more than 10% of the outstanding voting securities of such issuer.

Unless changed by the board of directors, the following policies apply to Income
Portfolio:

The portfolio will not invest in companies for the purpose of, or with the effect of, acquiring control.

The portfolio will not buy on margin or sell short.

The portfolio will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The portfolio does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value). The portfolio may acquire limited amounts of securities of one or more investment companies as permitted by the Investment Company Act of 1940 (1940 Act), in connection with the acquisition of or merger with such companies. Except for these instances, the portfolio will not purchase securities of investment companies.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's
Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio will not invest in securities which are not readily marketable (including restricted securities and repurchase agreements over 7 days) without registration or the filing of a notification under the 1933 Act, or the taking of similar action under other securities laws relating to the sale of securities, if immediately after the making of any such investment more than 10% of the portfolio's net assets (taken at market or other current value) are invested in such securities.

The portfolio will not invest in interests in oil, gas and other mineral exploration or development programs.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of International Equity Portfolio agree to a change, International Equity Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.

`Buy securities of an issuer if the directors and officers of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of a portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

`Issue senior securities, except to the extent that borrowing from banks, lending its securities, or entering into repurchase agreements or options or futures contracts may be deemed to constitute issuing a senior security.

Unless changed by the board of directors, the following policies apply to International Equity Portfolio:

The portfolio will not invest more than 10% of the portfolio's net assets in illiquid securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

The portfolio will not invest in a company to control or manage it.

The portfolio  will not buy on margin or sell short,  but the portfolio may make
margin  payments  in  connection  with   transactions  in  stock  index  futures
contracts.

The portfolio will not invest more than 10% of its net assets, at market, in securities of investment companies. To the extent the portfolio were to make such investments, the shareholders may be subject to duplicate advisory, administrative and distribution fees.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's
Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its total assets. If the portfolio were ever to do so, valuation of its assets would be based on market value and the portfolio would comply with applicable state laws, one of which requires 90% of the offering price to consist of net assets that are not pledged or mortgaged. For the purpose of this restriction, collateral arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Managed Portfolio agree to a change, Managed Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of this portfolio's total assets may be invested without regard to this 5% limitation.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Concentrate in any one industry. (According to the present interpretation of the staff of the Securities and Exchange Commission this means no more than 25% of the portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry).

`Make a loan of any part of its assets to AEFC, to the officers and directors of AEFC or to its own officers and directors.

`Issue senior securities, except that this restriction shall not be deemed to prohibit the portfolio from borrowing money from banks, lending its securities, or entering into repurchase agreements or options or futures contracts.

Unless changed by the board of directors, the following policies apply to Managed Portfolio:

The portfolio will not invest in a company to get control or manage it.

The portfolio will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

The portfolio will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's
Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio will not invest more than 5% of its total assets, taken at cost, in securities of companies, including any predecessor, which have a record of less than three years continuous operations.

The portfolio does not intend to invest in exploration or development programs, such as oil, gas or mineral programs.

The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio does not intend to invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its gross assets taken at cost. For the purposes of this restriction, collateral arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Money Market Portfolio agree to a change, Money Market Portfolio will not:

`Act as an underwriter (sell securities for others). However, under securities laws the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Buy securities of an issuer if the directors and officers of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all directors and officers of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.

`Buy or sell real estate, commodities, or commodity contracts.


`Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire (See Appendix C).


`Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

`Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities.

`Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

`Buy on margin or sell short.

`Invest in exploration or development programs, such as oil, gas or mineral programs.

`Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

`Pledge or mortgage portfolio assets beyond 15% of the cost of the portfolio's gross assets. If the portfolio should engage in such transactions, valuation of its assets for such purposes would be based on their market value.

`Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the portfolio will not purchase or retain the securities of other open-end investment companies.

`Invest in a company to get control or manage it.

`Invest more than 25% of the portfolio's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Unless changed by the board of directors, the following policies apply to Money Market Portfolio:

The portfolio will not invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's
Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

For a discussion on foreign currency transactions, see Appendix A. For a discussion on money market securities, see Appendix C. For a discussion on options and stock index futures contracts, see Appendix D. For a discussion on options and interest rate futures contracts, see Appendix E. For a discussion on mortgage-backed securities, see Appendix F. For a discussion on dollar-cost averaging, see Appendix G.
For a description of corporate bond ratings, see Appendix H.


PORTFOLIO TRANSACTIONS


Subject to policies set by the board of directors, IDS Life is authorized to determine, consistent with each portfolio's investment goals and policies, which securities shall be purchased, held or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board of directors. IDS Life intends to direct AEFC to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory agreement between AEFC and IDS Life. When AEFC acts on IDS Life's behalf for the fund, it follows the rules described herein.


AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

Because Income Portfolio's investments are primarily in bonds, which are traded in the over-the-counter market, IDS Life generally will deal through a dealer acting as a principal. The price usually includes a dealer's mark-up without a separate brokerage charge. When IDS Life believes that dealing through a broker as agent for a commission will produce the best results, it will do so. The portfolio also may buy securities directly from an issuing company which may be resold only privately to other institutional investors.

On occasion it may be desirable to compensate a broker for research services or for brokerage services, by paying a commission which might not otherwise be charged or a commission in excess of the amount another broker might charge. The board of directors has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities.

Research provided by brokers supplements IDS Life's own research activities. Research services provided by brokers include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stock and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. IDS Life has obtained and, in the near future, may obtain computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the Securities and Exchange Commission.


When paying a commission that might not otherwise be charged or a commission in excess of that which another broker might charge, IDS Life must follow procedures authorized by the board of directors. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded only in the over-the-counter market to a firm that does not make a market in the security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause a portfolio to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the fund that it is necessary to do business with a number of brokerage firms on a continuous basis to obtain such services as: handling large orders; the willingness of a broker to risk its own money by taking a position in a security; and specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has assured the fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be executed on the basis of the policy to obtain the best available price and the most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and other accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for a portfolio is made independently from any decision made for another portfolio or fund or other account advised by IDS Life or any of its subsidiaries. When a portfolio buys or sells the same security as another fund or account, IDS Life carries out the purchase or sale in a way the fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. IDS Life has assured the fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, back office efficiency and research services.


The portfolios paid total brokerage commissions of $1,546,768 for fiscal year 1996, $3,573,645 for fiscal year 1997 and $2,980,916 for fiscal year ended April 30, 1998. The majority of all firms through whom transactions were executed provide research services.

Transactions amounting to $60,703,000 with related commissions of $139,169 were directed to brokers by the fund because of research services received for the fiscal year ended April 30, 1998.

Income, Money Market and Managed Portfolios' acquisition during the period ended April 30, 1998, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derive more than 15% of gross revenue from securities-related activities is presented below:

                                        Value of Securities
                                        Owned at End of
Name of Issuer                          Fiscal Year
--------------                          -----------
Bank America                               $4,636,410
Salomon Brothers                              509,225
Merrill Lynch                               2,028,289
First Chicago Capital Markets               5,009,817
Goldman Sachs & Co.                         1,497,245
Morgan Stanley                                997,857
Travelers Group                             6,822,406


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE

Affiliates of American Express Company (of which IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the fund in accordance with procedures adopted by the fund's board of directors and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if
(i) IDS Life determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) if such use is consistent with terms of the Investment Management and Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the fund for the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

                                                    For the Fiscal Year Ended April 30,


                                                   1998                                      1997               1996
                                Aggregate                          Percent of             Aggregate           Aggregate
                                 Dollar                         Aggregate Dollar           Dollar              Dollar
                                Amount of       Percent of          Amount of             Amount of           Amount of
               Nature          Commissions       Aggregate        Transactions           Commissions         Commissions
               of                Paid to         Brokerage      Involving Payment          Paid to             Paid to
Broker         Affiliation       Broker         Commissions      of Commissions            Broker              Broker
------         -----------       ------         -----------      --------------            ------              ------
American          (1)            $11,112           .37%               .76%                 $24,523             $50,443
Enterprise
Investment
Services Inc.


(1) Wholly owned subsidiary of AEFC.

PERFORMANCE INFORMATION

Each portfolio may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by a fund are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by each portfolio to compute performance follows below.

CALCULATION OF TOTAL RETURN

Each portfolio may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:            P =    a hypothetical initial payment of $1,000
                  T =    average annual total return
                  n =    number of years
                ERV =    ending redeemable value of a hypothetical $1,000
                         payment at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

Each portfolio may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a portfolio over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:            P =    a hypothetical initial payment of $1,000
                ERV =    ending redeemable value of a hypothetical $1,000
                         payment at the beginning of a period, at the end of the period (or fractional portion thereof)

CALCULATION OF YIELD

Government Securities and Income Portfolios - These portfolios may calculate an annualized yield by dividing the average net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                           Yield = 2[ (a-b + 1)6 - 1]
                                       cd

where:            a =    dividends and interest earned during the period
                  b =    expenses accrued for the period (net of reimbursements)
                  c =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
                  d =    the maximum offering price per share on the last day
                         of the period


Government Securities Portfolio's yield was 5.44% for the 30-day period ended April 30, 1998 and Income Portfolio's yield was 6.51%. IDS Life has agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed
0.1 percent of the average daily net assets of the fund. If non-advisory expenses had not been limited, Government Securities Portfolio's yield would have been 5.39%. Income Portfolio's yield would have been 6.51*%.


*Expenses did not exceed .1% of average daily net assets.

Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The portfolio's yield does not include any realized or unrealized gain or loss.

The portfolio calculates its compound yield according to the following formula:

Compound Yield = [(return for seven day period + 1) x (365/7)] - 1


The portfolio's simple annualized yield was 5.01% and its compound yield was 5.13% on April 30, 1998, the last business day of the fund's fiscal year.


Yield, or rate of return, on portfolio shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the portfolio is meeting its goal. When comparing an investment in the portfolio with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the portfolio's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted.

In its sales material and other communications, each portfolio may quote rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING EACH PORTFOLIO'S SHARES


The value of an individual share in the Equity, Income, Managed, Government Securities and International Equity Portfolios, is determined by using the net asset value before the shareholder transactions for the day. On April 30, 1998 the computation looked like this for Equity, Income, International Equity, Managed and Government Securities Portfolios:

                       Net assets before                Shares outstanding     Net asset
                       shareholder transactions         at end of previous     value of one share
                                                        day
Equity Portfolio       $933,781,853         divided by   27,496,521          =    $33.96
Income Portfolio         82,782,486         divided by    8,052,771          =     10.28
Managed Portfolio       580,699,563         divided by   29,313,456          =     19.81
Government               14,612,565         divided by    1,435,419          =     10.18
   Securities
   Portfolio
International Equity    217,535,674         divided by   11,867,740          =     18.33
   Portfolio

The net asset value per share is determined by dividing the total market value of a portfolio's investments and other assets, less any liabilities, by the number of outstanding shares of each portfolio. To establish the net assets, all securities are valued as of the close of each business day, which is the closing time of the New York Stock Exchange (currently 3 p.m. Central time). A business day for the fund is any day the New York Stock Exchange is open. The portfolio securities are valued at amortized cost, which approximates market value.

In determining net assets, securities are valued as follows:

`Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the New York Stock Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.

`Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the New York Stock Exchange.

`Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)


`Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.

`Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the net asset value of the portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the fund's board of directors. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


Valuing Money Market portfolio's shares.

Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.

Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.

In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.

In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling portfolio securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.


In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

INVESTING IN THE FUND

You cannot buy shares of the portfolios directly. The only way you can invest in the portfolios at the present time is by buying a Variable Life Insurance Policy from IDS Life or IDS Life of New York and directing the allocation of part or all of your net purchase payment to the Variable Accounts which will invest in shares of the portfolios. Read this prospectus along with your Variable Life Insurance Policy prospectus.

Sales Charges and Surrender Charges

The portfolios do not assess any sales charge, either when they sell or when they redeem securities. The surrender charges which may be assessed under your Variable Life Insurance Policy are described in the Variable Life Insurance Policy prospectus, as are mortality and expense risk fees and other charges.

Shares of the portfolios may not be held by persons who are residents of, or domiciled in Brazil. The portfolios reserves the right to redeem policies of policy owners who establish residence or domicile in Brazil.

REDEEMING SHARES

The portfolios will redeem any shares presented by the shareholders (the Variable Accounts) for redemption. The Variable Accounts' policy on when or whether to buy or redeem portfolio shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board of directors can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the fund (or portfolios) to redeem shares for more than seven days. Such emergency situations would occur if:

`The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted,


`Disposal of the fund's securities is not reasonably practicable, or it is not reasonably practicable for the fund to determine the fair value of its net assets, or


`The Securities and Exchange Commission, under the provisions of the Investment Company Act of 1940, declares a period of emergency to exist.


Should the fund stop selling shares, the directors may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.


INVESTMENT MANAGEMENT AND OTHER SERVICES

Management and Services Agreement

The portfolios (or the fund) do not maintain their own research department or record-keeping services. These are provided by IDS Life under the Investment Management and Services Agreement.

For its services, IDS Life is paid a fee based on the net assets of the portfolios. The asset charge is based on the aggregate average daily net assets of each of the portfolios at the following rates:

         0.7 percent, on an annual basis, for Equity Portfolio;
         0.7 percent, on an annual basis, for Income Portfolio;
         0.5 percent, on an annual basis, for Money  Market  Portfolio;
         0.7  percent,  on an annual  basis,  for Managed Portfolio;  and
         0.7 percent, on an annual basis, for Government Securities Portfolio.
         0.95  percent, on an annual basis, for International Equity Portfolio;

The management fee is paid monthly. The total amount paid for fiscal year ended April 30, 1998 was $5,369,342 for Equity Portfolio, $520,492 for Income Portfolio, $156,403 for Money Market Portfolio, $3,495,488 for Managed Portfolio, $98,674 for Government Securities Portfolio and $1,616,804 for International Equity Portfolio. The total amount paid for fiscal year ended April 30, 1997 was $3,629,237 for Equity Portfolio, $430,476 for Income Portfolio, $98,580 for Money Market Portfolio, $2,555,556 for Managed Portfolio, $91,353 for Government Securities Portfolio and $862,518 for International Equity. The total amount paid for fiscal year ended April 30, 1996 was $2,334,846 for Equity Portfolio, $332,795 for Income Portfolio, $64,350 for Money Market Portfolio, $1,894,796 for Managed Portfolio, $86,352 for Government Securities Portfolio and $220,659 for International Equity Portfolio.


All non-advisory expenses incurred by each portfolio will be paid at an annual charge not to exceed 0.1 percent of the aggregate average daily net assets of the respective portfolio. The voluntary limitation of 0.1 percent has been established by IDS Life at that figure and IDS Life reserves the right to discontinue the voluntary limitation.

Investment Advisory Agreement


IDS Life and AEFC have an Investment Advisory Agreement. It calls for IDS Life to pay AEFC a fee for investment advice about the fund's portfolios. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life. The fee paid by IDS Life is 0.25 percent of the average net assets for the year of all portfolios, except for International Equity. The fee paid by IDS Life is
0.35 percent of International Equity portfolio's average net assets.



IDS Life paid AEFC $4,060,601 for investment advice for the fiscal year ended April 30, 1998. IDS Life paid AEFC $2,761,994 for investment advice for the fiscal year ended April 30, 1997. IDS Life paid AEFC $1,773,553 for investment advice for the fiscal year ended April 30, 1996.


Information concerning other funds advised by IDS Life or AEFC is contained in the prospectus.

MANAGEMENT OF THE FUND


The fund has a board of directors elected by policyholders that oversees the operations of each portfolio as required by state law. The board has named an executive committee of directors that has authority to act on its behalf between meetings.

The fund's directors and officers do not own any of the outstanding shares of the fund.


Directors of the Fund

The following is a list of the fund's directors.

Carl N. Platou

President Emeritus and Chief Executive Officer, Fairview Hospital and Healthcare Services. Director, St. Thomas University since 1990.

*Richard W. Kling

Director, IDS Life since 1984. President, IDS Life since March 1994. Executive Vice President, Marketing and Products from January 1988 to March 1994. Senior Vice President, American Express Financial Corporation, since 1994; Chairman of the Board of Managers of IDS Life Variable Annuity Funds A&B.

Edward Landes

Development consultant. Director of Endowment Development, YMCA of Metropolitan Minneapolis since 1996. Vice President for Financial Development, YMCA of Metropolitan Minneapolis from 1985 to 1995. Former sales manager -- Supplies Division and district manager -- Data Processing Division of IBM Corporation. Retired 1983.

Gordon H. Ritz

Director, Mid-America Publishing and Atrix International, Inc. Former president, Com Rad Broadcasting Corp. Former director, Sunstar Foods.

*Interested person of IDS Life and of the fund as the term "interested person" is defined in the 1940 Act.

Officers of the Fund

Besides Mr. Kling, who is the President, the fund's other executive officers are listed below:


Lorraine R. Hart
IDS Tower 10
Minneapolis, MN
Vice President Investments

Vice President--Insurance Investments, American Express Financial Corporation, since 1989. Vice President--Investments, IDS Life, since 1992.

Jeffrey S. Horton
IDS Tower 10
Minneapolis, MN
Vice President and Controller

Vice President and Controller since July 1996.

Paul F. Kolkman
IDS Tower 10
Minneapolis, MN
Vice President and Chief Actuary

Director and Vice President--Finance, IDS Life. Vice President--Insurance Finance, American Express Financial Corporation.

Timothy S. Meehan
IDS Tower 10
Minneapolis, MN
Secretary


Secretary of American Express Financial Corporation, American Express Financial Advisors, Inc. since October 1995. Vice president & group counsel to American Express Financial Corporation since 1998. Senior Counsel to American Express Financial Corporation from 1995 to 1998. Counsel from 1990 to 1995.


William A. Stoltzmann
IDS Tower 10
Minneapolis, MN
General Counsel and Assistant Secretary

Vice President and Assistant General Counsel, American Express Financial Corporation, since November 1985, and Vice President General Counsel and Secretary, IDS Life since December 1989.

                            Board Compensation Table for IDS Life Series Fund for fiscal year ended April 30, 1998

The members of the IDS Life Series Fund board of directors also serve on the boards for IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B.


                        Aggregate Compensation from IDS
Board Member            Life Series Fund                 Total Cash Compensation
Edward Landes                      $4,000                             $8,000
Carl N. Platou                      4,000                              8,000
Gordon H. Ritz                      4,000                              8,000


Members of the fund who are not salaried employees of IDS Life or one of its affiliates receive $2,000 per year plus $500 per meeting they attend and expenses. All officers are salaried employees of IDS Life or AEFC and receive no remuneration from the fund.

There are no pension or retirement benefits accrued as part of fund expenses.

CUSTODIAN

Each portfolios' securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. The custodian has entered into a sub-custodian arrangement with Morgan Stanley Trust Co. (Morgan Stanley), One Pierrepont Plaza, 8th Floor, Brooklyn, NY, 11201-2775. As part of this arrangement, portfolio securities purchased outside the United States may be held in custody and deposit accounts that have been established by Morgan Stanley with one or more domestic or foreign banks, or through the facilities of one or more clearing agencies or central securities depositories as may be permitted by law and by the fund's sub-custodian agreement.

INDEPENDENT AUDITORS

The fund's financial statements contained in its Annual Report to shareholders at the end of its fiscal year are audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402-3900. IDS Life has agreed that it will send a copy of this report and the unaudited Semi-Annual Report to every Variable Life Insurance policyowner having an interest in the fund. The independent auditors also provide other accounting and tax-related services as requested by the fund from time to time.

FINANCIAL STATEMENTS


The 1998 Annual Report to IDS Life Series Fund, Inc. shareholders, filed pursuant to Section 30(d) of the 1940 Act, is hereby incorporated in this Statement of Additional Information by reference.

The prospectus dated June 29, 1998, is hereby incorporated in this Statement of Additional Information by reference.

APPENDIX A

FOREIGN CURRENCY TRANSACTIONS, FOR INVESTMENTS OF EQUITY, INCOME, MANAGED, AND INTERNATIONAL EQUITY PORTFOLIOS


Since investments in foreign countries usually involve currencies of foreign countries, and since the portfolios referred to above may hold cash and cash-equivalent investments in foreign currencies, the value of these portfolios' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, these portfolios may incur costs in connection with conversions between various currencies.


Spot Rates and Forward Contracts. These portfolios conduct their foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.


These portfolios may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the portfolios enter into a contract for the purchase or sale of a security denominated in a foreign currency or have been notified of a dividend or interest payment, they may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, these portfolios will be able to protect against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.


These portfolios also may enter into forward contracts when management believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

These portfolios will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the portfolios to deliver an amount of foreign currency in excess of the value of that portfolio's portfolio securities or other assets denominated in that currency.

The portfolios will designate cash or securities in an amount equal to the value of that portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the portfolio's commitments on such contracts.


At maturity of a forward contract, these portfolios may either sell the portfolio security and make delivery of the foreign currency or retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.


If a portfolio retains the portfolio security and engages in an offsetting transaction, that portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

The portfolios' dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the portfolios' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although each portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The portfolios referred to above may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these portfolios may buy put options on the foreign currency. If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to a portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

These portfolios may write options on foreign currencies for the same types of hedging purposes. For example, when a portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. These portfolios also may enter into currency futures contracts to sell currencies. They also may buy put and write covered call options on currency futures.

Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. These portfolios may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations, including the limitation on the percentage of assets that may be used, described in the prospectus. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a portfolios' investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a portfolios' investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a portfolios' investments denominated in that currency over time.

The portfolios will not use leverage in its options and futures strategies. They will hold securities or other options or futures positions whose values are expected to offset its obligations. A portfolio will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B

INVESTING IN FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and, at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the portfolio(s) are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to such problems could cause the fund to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the fund does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX C


DESCRIPTION OF MONEY MARKET SECURITIES

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial  Paper  --  Commercial  paper  is  generally   defined  as  unsecured
short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial  paper rated A by  Standard & Poor's  Corporation  has the  following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e. the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S.  Government  Agency  Securities  --  Federal  agency  securities  are  debt
obligations  which  principally   result  from  lending  programs  of  the  U.S.
government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.


Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by a portfolio, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the portfolio's cost, plus interest, within a specified time. The portfolio thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the portfolio have a total value equal to or in excess of the value of the repurchase agreement and are held by the portfolio's custodian until required. Pursuant to guidelines established by the portfolios' board of directors, the creditworthiness of the other party to the transaction is considered and the value of those securities held as collateral is monitored to ensure that such value is maintained at the required level.

If IDS Life becomes aware that a security owned by a portfolio is downgraded below the second highest rating, IDS Life will either sell the security or recommend to the board of directors why it should not be sold.

APPENDIX D


OPTIONS AND STOCK INDEX FUTURES CONTRACTS, FOR INVESTMENTS OF EQUITY, MANAGED AND INTERNATIONAL EQUITY PORTFOLIOS


The portfolios referred to above may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Each portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. Each portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Portfolio also may enter into interest rate futures contracts (see Appendix E).


OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.


Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a portfolio and its shareholders by improving that portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.


Put and call options also may be held by a portfolio for investment purposes. Options permit a portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk a portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. Each portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with each portfolio's goal.

`All options written by a portfolio will be covered. For covered call options, if a decision is made to sell the security, each portfolio will attempt to terminate the option contract through a closing purchase transaction.

`Each portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

`Each portfolio will write options only as permitted under federal laws or regulations, such as those that limit the amount of total assets subject to the options. Some regulations also affect the Custodian. When a covered option is written, the Custodian segregates the underlying securities, and issues a receipt. There are certain rules regarding banks issuing such receipts that may restrict the amount of covered call options written. Furthermore, each portfolio is limited to pledging not more than 15 percent of the cost of its total assets.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since each portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30 percent of its annual gross income.

If a covered call option is exercised, the security is sold by the portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.


For example, excluding any transaction costs, if a portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the portfolio will gain $500 x (154-150) or $2,000. If the portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the portfolio will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the portfolio upon entering into stock index futures contracts. However, the portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5 percent of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when a portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How These Portfolios Would Use Stock Index Futures Contracts. The portfolios intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a portfolio to gain rapid exposure to or protect itself from changes in the market. For example, a portfolio may find itself with a high cash position at the beginning of a market rally.
Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

A portfolio may enter into contracts with respect to any stock index or sub-index. To hedge the portfolio's investment portfolio successfully, however, the portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the portfolio's individual portfolio securities.


Special Risks of Transactions in Stock Index Futures Contracts.


1. Liquidity. Each portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the portfolio. The portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the portfolio, and the portfolio realizes a gain or a loss.


Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade.


Although the portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.


Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. If this occurred, a portfolio could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, IDS Life believes that over time the value of the portfolio's investment portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the portfolio's investment portfolio securities sought to be hedged. It is also possible that if the portfolio has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the portfolio will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.


SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a stock index futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The portfolios will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, each portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and stock indexes is currently unclear, although the portfolios' tax advisors currently believe marking to market is not required. Depending on developments, a portfolio may seek IRS rulings clarifying questions concerning such treatment. Certain provisions of the Code also may limit a portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the portfolio's taxable year, at least 50 percent of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30 percent of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50-percent-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX E


OPTIONS AND INTEREST RATE FUTURES CONTRACTS, FOR INVESTMENTS OF INCOME, MANAGED AND GOVERNMENT SECURITIES PORTFOLIOS


Income and Managed Portfolios may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Each portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. Each portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Portfolio also may enter into stock index futures contracts (see Appendix D).


Government Securities Portfolio may buy or write options traded on any U.S. exchange or in the over-the-counter market. The portfolio may enter into interest rate futures contracts traded on any U.S. exchange. The portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.


Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a portfolio and its shareholders by improving the portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a portfolio for investment purposes. Options permit a portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk a portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with that portfolio's goal.

`All options written by a portfolio will be covered. For covered call options if a decision is made to sell the security, a portfolio will attempt to terminate the option contract through a closing purchase transaction.

`The portfolio will write options only as permitted under federal laws or regulations, such as those that limit the amount of total assets subject to the options. Some regulations also affect the Custodian. When a covered call option is written, the Custodian segregates the underlying securities and issues a receipt. There are certain rules regarding banks issuing such receipts that may restrict the amount of covered call options written. Furthermore, a portfolio is limited to pledging not more than 15 percent of the cost of its total assets.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a portfolio is taxed as a regulated investment company under the Code, any gains on options and other securities held less than three months must be limited to less than 30 percent of its annual gross income.

If a covered call option is exercised, the security is sold by the portfolio. The portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If a portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by a portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the portfolio's custodian bank. The initial margin deposit is approximately 1.5 percent of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a fund holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if a portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities that portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the portfolio from declining as much as it otherwise would have. If, on the other hand, a portfolio held cash reserves and interest rates were expected to decline, that portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the portfolio's earnings. Even if short-term rates were not higher, the portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, a portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the portfolio's cash reserves could then be used to buy long-term bonds on the cash market. A portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, a portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract.


However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the portfolio.


RISKS. There are risks in engaging in each of the management tools described above. The risk a portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts a portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. A portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, a portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of a portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that a portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the portfolio would lose money on the sale.


TAX TREATMENT. As permitted under federal income tax laws, each portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes currently is unclear, although the portfolios' tax advisors currently believe marking to market is not required. Depending on developments, a portfolio may seek IRS rulings clarifying questions concerning such treatment. Certain provisions of the Code also may limit a portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a portfolio's taxable year, at least 50 percent of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30 percent of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50-percent-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. A portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX F


MORTGAGE-BACKED SECURITIES AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES (FOR ALL PORTFOLIOS EXCEPT MONEY MARKET)

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. GNMA certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these certificates. GNMA is empowered to borrow without limitation from the U.S. Treasury, if necessary, to make such payments.

Underlying Mortgages of the Pool. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 member family homes. The terms and characteristics of the mortgage instruments generally are uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, a portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life of GNMA Certificates. The average life of GNMA certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest.

As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. It is customary in the mortgage industry in quoting yields on a pool of 30-year mortgages to compute the yield as if the pool were a single loan that is amortized according to a 30-year schedule and that is prepaid in full at the end of the 12th year. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

Calculation of Yields. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

Actual pre-payment experience may cause the yield to differ from the assumed average life yield. When mortgage rates drop, pre-payments will increase, thus reducing the yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a portfolio. The compounding effect from reinvestments of monthly payments received by a portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually. The yield also may be affected if the certificate was issued at a premium or discount, rather than at par. This also applies after issuance to certificates trading in the secondary market at a premium or discount.

"When-Issued" GNMA Certificates. Some U.S. government securities may be purchased on a "when-issued" basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a portfolio. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. However, the yield on a comparable GNMA certificate when the transaction is consummated may vary from the yield on the GNMA certificate at the time that the when-issued transaction was made. A portfolio does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and they may affect a portfolio's gross assets the same as owned securities.

Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA certificates a highly liquid instrument. Prices of GNMA certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages underlying each certificate.

Stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Income, Managed and Government Securities Portfolios may invest in securities called "inverse floaters". Inverse floaters are created by underwriters using the interest payments on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. What is left over, less a servicing fee, is paid to holders of the inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Equity, Income, International Equity, Managed and Government Securities Portfolios may purchase some securities in advance of when they are issued. Price and rate of interest are set on the date the commitments are given but no payment is made or interest earned until the date the securities are issued, usually within two months, but other terms may be negotiated. The commitment requires the portfolio to buy the security when it is issued so the commitment is valued daily the same way as owning a security would be valued. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. The portfolio may sell the commitment just like it can sell a security. Frequently, the portfolio has the opportunity to sell the commitment back to the institution that plans to issue the security and at the same time enter into a new commitment to purchase a when-issued security in the future. For rolling its commitment forward, the portfolio realizes a gain or loss on the sale of the current commitment or receives a fee for entering into the new commitment.

Income, Managed and Government Securities Portfolios may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to under perform like-duration Treasury securities.

APPENDIX G


DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more units will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the units lower than the average market price of units purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

Regular                   Market Price              Units Acquired
Investment                of a Unit
------------------------- -----------------------------------------------------
     $100                      $6.00                      16.7
      100                       4.00                      25.0
      100                       4.00                      25.0
      100                       6.00                      16.7
      100                       5.00                      20.0
      ---                       ----                      ----
     $500                     $25.00                     103.4

Average market price of a unit over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each unit:
$4.84 ($500 divided by 103.4).

APPENDIX H


Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of the desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Definitions of Zero-Coupon and Pay-In-Kind Securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.


Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the fund's objectives and policies. When assessing the risk involved in each non-rated security, the fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

 Independent auditors' report



      The board and shareholders
      IDS Life Series Fund, Inc.:



      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. at April 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 1998, and the financial highlights for each of the years in the ten-year period ended April 30, 1998 (for the three-year period ended April 30, 1998 and for the period from October 28, 1994, commencement of operations, to April 30, 1995 for the International Equity Portfolio.) These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. at April 30, 1998 and the results of their operations, changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      /s/ KPMG Peat Marwick LLP
      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      June 5, 1998






      (This annual report is not part of the prospectus.)




      Financial statements



      Statements of assets and liabilities
      IDS Life Series Fund, Inc.
      April 30, 1998


                                                                                       Equity           Income              Money
                                                                                   Portfolio         Portfolio             Market
                                                                                                                        Portfolio


                                  Assets
 Investments in securities, at value (Note 1):
 Investments in securities of unaffiliated issuers
      (identified cost: $729,890,393; $81,058,671 and
      $34,112,035, respectively)                                                 $926,978,528      $82,590,561       $34,112,035
 Investments in securities of affiliated issuers
      (identified cost: $5,604,628 for Equity Portfolio)                            4,837,500               --                --
                                                                                    ---------       ----------        ----------
 Total investments in securities
      (identified cost: $735,495,021 for Equity Portfolio)                        931,816,028       82,590,561        34,112,035
 Cash in bank on demand deposit                                                        38,347          152,525           107,985
 Receivable for investment securities sold                                         19,297,781          307,079                --
 Dividends and accrued interest receivable                                            100,291        1,296,003                --
 Receivable for capital stock sold                                                         --          379,006           377,698
                                                                                                       -------           -------
 Total assets                                                                     951,252,447       84,725,174        34,597,718
                                                                                  -----------       ----------        ----------


                                  Liabilities
 Dividends payable to shareholders (Note 1)                                                --          437,638           135,892
 Payable for investment securities purchased                                       14,677,805        1,348,435                --
 Accrued investment management services fee                                           540,206           47,226            13,614
 Payable for capital stock redeemed                                                 2,183,773           88,853            65,517
 Other accrued expenses                                                                33,737           29,741             9,344
                                                                                       ------           ------             -----
 Total liabilities                                                                 17,435,521        1,951,893           224,367
                                                                                   ----------        ---------           -------
 Net assets applicable to outstanding capital stock                              $933,816,926      $82,773,281       $34,373,351
                                                                                 ============      ===========       ===========


                                  Represented by
 Capital stock-- $.001 par value (Note 1)                                        $     27,497      $     8,053       $    34,377
 Additional paid-in capital                                                       601,864,150       80,637,605        34,339,943
 Undistributed net investment income                                                       --           20,872                --
 Accumulated net realized gain (loss)                                             135,604,272          574,861              (969)
                                                                                  -----------          -------              ----
 Unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                 196,321,007        1,531,890                --
                                                                                  -----------        ---------         ---------
 Total-- representing net assets applicable to outstanding capital stock         $933,816,926      $82,773,281       $34,373,351
                                                                                 ------------      -----------       -----------
 Shares outstanding                                                                27,496,521        8,052,771        34,376,580
                                                                                   ----------        ---------        ----------
 Net asset value per share of outstanding capital stock                          $      33.96      $     10.28       $      1.00
                                                                                 ============      ===========       ===========


See accompanying notes to financial statements.



      (This annual report is not part of the prospectus.)





      Statements  of assets and  liabilities  (continued)
      IDS Life Series Fund, Inc.
      April 30, 1998


                                                                                            Managed    Government   International
                                                                                          Portfolio    Securities          Equity
                                                                                                        Portfolio       Portfolio


                                  Assets
 Investments in securities, at value (Note 1):
 Investments in securities of unaffiliated issuers
      (identified cost: $482,009,938; $14,053,688 and
      $183,940,794, respectively)                                                       $579,224,333   $14,427,314   $217,569,032
 Cash in bank on demand deposit                                                                   --       482,166        130,825
 Receivable for investment securities sold                                                 1,635,311            --         23,018
 Dividends and accrued interest receivable                                                 3,517,570       169,717        571,690
 Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)             --            --            127
 Receivable for capital stock sold                                                         2,513,768        61,174        808,313
                                                                                           ---------        ------        -------
 Total assets                                                                            586,890,982    15,140,371    219,103,005
                                                                                         -----------    ----------    -----------


                                  Liabilities
 Disbursments in excess of cash on demand deposit                                            373,601            --             --
 Dividends payable to shareholders (Note 1)                                                3,626,968        63,965      1,072,179
 Payable for investment securities purchased                                               1,823,138       451,463        288,999
 Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)             --            --             78
 Accrued investment management services fee                                                  334,632         8,236        168,557
 Payable for capital stock redeemed                                                           13,176        10,091             --
 Other accrued expenses                                                                       22,107            42            475
                                                                                              ------            --            ---
 Total liabilities                                                                         6,193,622       533,797      1,530,288
                                                                                           ---------       -------      ---------
 Net assets applicable to outstanding capital stock                                     $580,697,360   $14,606,574   $217,572,717
                                                                                        ------------   -----------   ------------


                                  Represented by
 Capital stock-- $.001 par value (Note 1)                                               $     29,313   $     1,435   $     11,868
 Additional paid-in capital                                                              447,082,484    14,115,536    176,189,279
 Undistributed (excess of distributions over)
      net investment income                                                                  (98,258)      (14,715)       (32,762)
                                                                                             -------       -------        -------
 Accumulated net realized gain (loss)                                                     35,828,556       130,692      7,775,713
                                                                                          ----------       -------      ---------
 Unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies (Note 7)                97,855,265       373,626     33,628,619
                                                                                          ----------       -------     ----------
 Total-- representing net assets applicable to outstanding capital stock                $580,697,360   $14,606,574   $217,572,717
                                                                                        ------------   -----------   ------------
 Shares outstanding                                                                       29,313,456     1,435,419     11,867,740
                                                                                          ----------     ---------     ----------
 Net asset value per share of outstanding capital stock                                 $      19.81   $     10.18   $      18.33
                                                                                        ============   ===========   ============


      See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)




                                                     Financial statements


      Statements of operations
      IDS Life Series Fund, Inc.
      Year ended April 30, 1998


                                                                                         Equity           Income             Money
                                                                                      Portfolio        Portfolio            Market
                                                                                                                         Portfolio


                                  Investment income
 Income:
 Dividends                                                                          $ 1,883,381       $    6,664       $       --
 Interest                                                                             1,387,648        5,517,547        1,763,644
      Less foreign taxes withheld                                                        (2,047)              --               --
                                                                                         ------          -------         --------
 Total income                                                                         3,268,982        5,524,211        1,763,644
                                                                                      ---------        ---------        ---------
 Expenses (Note 2):
 Investment management and services fee                                               5,369,342          520,492          156,403
 Custodian fees                                                                         128,472            8,710           20,301
 Audit fees                                                                              15,500            9,500            7,000
 Directors fees                                                                           5,189              766              229
 Printing and postage                                                                     3,500            3,671            3,100
 Other                                                                                       --            8,773              650
                                                                                                           -----              ---
 Total expenses                                                                       5,522,003          551,912          187,683
                                                                                      ---------          -------          -------
 Investment income (loss)-- net                                                      (2,253,021)       4,972,299        1,575,961
                                                                                     ----------        ---------        ---------


                                  Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on:
      Security transactions (Note 3)                                                137,931,282          575,895             (159)
      Foreign currency transactions                                                      (2,936)              --               --
                                                                                         ------            -----              ---
 Net realized gain (loss) on investments                                            137,928,346          575,895             (159)
 Net change in unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                   153,419,212        1,370,727               --
                                                                                    -----------        ---------              ---
 Net gain (loss) on investments and foreign currencies                              291,347,558        1,946,622             (159)
                                                                                    -----------        ---------             ----
 Net increase (decrease) in net assets resulting from operations                   $289,094,537       $6,918,921       $1,575,802
                                                                                   ============       ==========       ==========


      See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)




      Statements of operations (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30, 1998


                                                                                          Managed     Government    International
                                                                                       Portfolio      Securities           Equity
                                                                                                      Portfolio         Portfolio


                                  Investment income
 Income:
 Dividends                                                                            $ 2,697,045      $      --     $ 1,771,977
 Interest                                                                              13,862,696        898,378       1,103,148
      Less foreign taxes withheld                                                          (3,150)            --        (254,666)
                                                                                           ------                       --------
 Total income                                                                          16,556,591        898,378       2,620,459
                                                                                       ----------        -------       ---------
 Expenses (Note 2):
 Investment management and services fee                                                 3,495,488         98,674       1,616,804
 Custodian fees                                                                            60,663          9,345         167,076
 Audit fees                                                                                14,500          8,000          12,000
 Directors fees                                                                             3,657            102           1,193
 Printing and postage                                                                       4,496          1,900           3,400
 Other                                                                                         --          1,100           1,100
                                                                                                           -----           -----
 Total expenses                                                                         3,578,804        119,121       1,801,573
      Less expenses voluntarily reimbursed by IDS Life                                         --         (6,351)        (14,580)
                                                                                                          ------         -------
 Total expenses-- net                                                                   3,578,804        112,770       1,786,993
                                                                                        ---------        -------       ---------
 Investment income (loss)-- net                                                        12,977,787        785,608         833,466
                                                                                       ----------        -------         -------


                                  Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on:
      Security transactons (includes foreign taxes
      withheld of $47,957 and also includes $749,587 realized gain on investments
      of affilliated issuers for International Equity Portfolio) (Note 3)              34,022,556        134,337       7,604,777
      Financial futures contracts                                                       1,709,267             --              --
      Foreign currency transactions                                                            14             --         594,674
      Options contracts written                                                           112,771             --         100,105
                                                                                          -------                        -------
 Net realized gain (loss) on investments                                               35,844,608        134,337       8,299,556
 Net change in unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                      66,941,764        445,383      33,874,515
                                                                                       ----------        -------      ----------
 Net gain (loss) on investments and foreign currencies                                102,786,372        579,720      42,174,071
                                                                                      -----------        -------      ----------
 Net increase (decrease) in net assets resulting from operations                     $115,764,159     $1,365,328     $43,007,537
                                                                                     ============     ==========     ===========

      See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)




      Financial statements


      Statements of changes in net assets
      IDS Life Series Fund, Inc.
      Year ended April 30,


                                                                           Equity Portfolio                Income Portfolio


                               Operations and distributions              1998            1997           1998            1997
      Investment income (loss)-- net                              $   (2,253,021)   $  1,090,051    $ 4,972,299     $ 4,145,791
 Net realized gain (loss) on investments                             137,928,346      25,205,763        575,895         872,910
 Net change in unrealized appreciation
(depreciation) on investments and on
 translation of assets and liabilities in foreign currencies         153,419,212     (47,584,150)     1,370,727        (278,890)
                                                                     -----------     -----------      ---------        --------
 Net increase (decrease) in net assets resulting from operations     289,094,537     (21,288,336)     6,918,921       4,739,811
                                                                     -----------     -----------      ---------       ---------
 Distributions to shareholders from:

 Net investment income                                                   (20,999)     (1,069,807)    (4,972,299)     (4,144,980)
 Excess distribution of net investment income                                 --              --             --            (811)
 Net realized gain                                                   (25,086,345)    (73,838,149)      (287,088)             --
                                                                     -----------     -----------       --------             ---
 Total distributions                                                 (25,107,344)    (74,907,956)    (5,259,387)     (4,145,791)
                                                                     -----------     -----------     ----------      ----------



Capital share transactions (Note 5)
 Proceeds from sales                                                 108,453,258     134,772,812     14,789,401      12,860,826
 Reinvested distributions at net asset value                          25,107,344      74,907,956      5,259,387       4,145,791
 Payments for redemptions                                            (15,248,865)    (10,378,879)    (5,679,799)     (5,832,042)
                                                                     -----------     -----------     ----------      ----------
 Increase (decrease) in net assets from capital share transactions   118,311,737     199,301,889     14,368,989      11,174,575
                                                                     -----------     -----------     ----------      ----------
 Total increase (decrease) in net assets                             382,298,930     103,105,597     16,028,523      11,768,595
                                                                     -----------     -----------     ----------      ----------
 Net assets at beginning of year                                     551,517,996     448,412,399      66,744,758     54,976,163
                                                                     -----------     -----------      ----------     ----------
 Net assets at end of year                                          $933,816,926    $551,517,996    $82,773,281     $66,744,758
                                                                    ------------    ------------    -----------     -----------
 Undistributed net investment income                                $         --    $     20,999    $    20,872     $    19,838
                                                                    ============    ============    ===========     ===========


      See accompanying notes to financial statements.


      (This annual report is not part of the prospectus.)






      Statements of changes in net assets (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30,


                                                                           Money Market Portfolio             Managed Portfolio


                           Operations and distributions                      1998           1997             1998           1997
 Investment income (loss)-- net                                      $  1,575,961    $   950,435    $  12,977,787  $  12,657,967
 Net realized gain (loss) on investments                                     (159)           (79)      35,844,608     31,253,972
 Net change in unrealized appreciation (depreciation)on investments
 and on translation of assets and liabilities in foreign currencies            --             --       66,941,764     (1,450,532)
                                                                                                       ----------     ----------
 Net increase (decrease) in net assets resulting from operations        1,575,802        950,356      115,764,159     42,461,407
                                                                        ---------        -------      -----------     ----------
 Distributions to shareholders from:
   Net investment income                                               (1,575,961)      (950,435)     (12,977,741)   (12,603,155)
   Excess distribution of net investment income                                --             --               --        (55,452)
   Net realized gain                                                           --             --      (31,257,376)   (13,910,481)
                                                                                                      -----------    -----------
 Total distributions                                                   (1,575,961)      (950,435)     (44,235,117)   (26,569,088)
                                                                       ----------       --------      -----------    -----------



Capital share transactions (Note 5)
 Proceeds from sales                                                   19,622,034     22,306,772       64,443,186     61,977,979
 Reinvested distributions at net asset value                            1,575,961        950,435       44,235,117     26,569,088
 Payments for redemptions                                             (15,370,198)    (9,029,770)     (10,246,876)   (10,434,788)
                                                                      -----------     ----------      -----------    -----------
 Increase (decrease) in net assets from capital share transactions      5,827,797     14,227,437       98,431,427     78,112,279
                                                                        ---------     ----------       ----------     ----------
 Total increase (decrease) in net assets                                5,827,638     14,227,358      169,960,469     94,004,598
 Net assets at beginning of year                                       28,545,713     14,318,355    410,736,891      316,732,293
                                                                       ----------     ----------    -----------      -----------
 Net assets at end of year                                            $34,373,351    $28,545,713     $580,697,360   $410,736,891
                                                                      -----------    -----------     ------------   ------------
 Excess of distributions over net investment income                   $        --    $        --     $    (98,258)  $    (91,841)
                                                                      ===========    ===========     ============   ============


      See accompanying notes to financial statements.




      (This annual report is not part of the prospectus.)




      Financial statements


      Statements of changes in net assets (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30,


                                                                                Government Securities         International Equity
                                                                                      Portfolio                     Portfolio


                                          Operations and distributions              1998          1997           1998          1997
      Investment income (loss)-- net                                         $   785,608    $  769,224   $    833,466   $   662,025
 Net realized gain (loss) on investments                                         134,337       129,567      8,299,556     4,046,978
 Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                   445,383      (188,485)    33,874,515    (6,133,514)
 Net increase (decrease) in net assets resulting from operations               1,365,328       710,306     43,007,537    (1,424,511)
 Distributions to shareholders from:
   Net investment income                                                        (785,584)     (762,735)      (800,705)     (662,648)
   Excess distributions of net investment income                                      --        (6,588)      (548,730)     (108,688)
   Net realized gain                                                            (141,363)     (103,298)    (3,978,926)   (5,909,647)
 Total distributions                                                            (926,947)     (872,621)    (5,328,361)   (6,680,983)



Capital share transactions (Note 5)
 Proceeds from sales                                                           4,424,154     3,256,810     51,860,011    76,861,699
 Reinvested distributions at net asset value                                     926,947       872,621      5,328,361     6,680,983
 Payments for redemptions                                                     (4,560,150)   (3,054,279)    (3,168,693)   (1,624,761)
 Increase (decrease) in net assets from capital share transactions               790,951     1,075,152     54,019,679    81,917,921
 Total increase (decrease) in net assets                                       1,229,332       912,837     91,698,855    73,812,427
 Net assets at beginning of year                                              13,377,242    12,464,405    125,873,862    52,061,435
 Net assets at end of period                                                 $14,606,574   $13,377,242   $217,572,717  $125,873,862
 Excess of distributions over net investment income                          $   (14,715)  $   (18,384)  $    (32,762) $    (32,761)


      See accompanying notes to financial statements.




      (This annual report is not part of the prospectus.)



 Notes to financial statements


      IDS Life Series Fund, Inc.


 1

Summary of significant
accounting policies



      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Portfolio has 10 billion authorized shares of capital stock. It has six portfolios whose goals are as follows: Equity Portfolio invests primarily in U.S. common stocks and securities convertible into common stock; Income Portfolio invests in corporate bonds of the four highest ratings; Money Market Portfolio invests in high-quality short-term debt securities; Managed Portfolio invests in common and preferred stocks, convertible securities, debt securities and money market instruments; Government Securities Portfolio invests in debt obligations issued or guaranteed by U.S. governmental units; and International Equity Portfolio invests primarily in common stocks of foreign issuers.

      Shares of each portfolio of the Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

      The significant accounting policies followed by the Fund are summarized as follows:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all portfolios, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Portfolios, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the portfolios pay a premium whether or not the option is exercised. The portfolios also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The portfolios also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The portfolios will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolios, except Money Market Portfolio, may buy and sell financial future contracts. Risks of entering into future contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The portfolios recognize a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolios, except Money Market Portfolio, also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      At April 30, 1998, investments in securities for Income Portfolio and Managed Portfolio included issues that are illiquid. The portfolios currently limit investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 1998 was $454,302 and $653,280, which represents 0.5% and 0.1% of net assets for Income Portfolio and Managed Portfolio, respectively. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included in the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the portfolios on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect the portfolio's net assets the same as owned securities. The portfolios designate cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of April 30, 1998, Government Securities Portfolio had entered into outstanding when-issued or forward-commitments of $451,463.




      Federal income taxes

      Since the Fund's policy is to comply with all requirements of the Internal
      Revenue  Code  applicable  to  regulated   investment   companies  and  to
      distribute  all of its taxable  income to  shareholders,  no provision for income taxes is required.  Each portfolio is treated as a separate  entity for federal income tax purposes.

      Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the portfolios.

      On the  statements  of assets and  liabilities,  as a result of  permanent
      book-to-tax   differences,   accumulated  net  realized  gain  (loss)  and
      undistributed  net  investment  income  have been  increased  (decreased), resulting  in  net  reclassification  adjustments  to  additional  paid-in capital by the following:

                                                         Equity      Income       Managed     Government    International
                                                        Portfolio   Portfolio    Portfolio    Securities       Equity
                                                                                               Portfolio      Portfolio

      Undistributed net investment income              2,253,021      1,034        (6,463)       3,645        515,968
      Accumulated net realized gain (loss)            (2,253,021)    (1,034)        6,463       (3,645)      (515,968)

      Additional paid-in capital reduction (increase)         --         --            --           --             --



      Dividends to shareholders

      At April 30, 1998, dividends declared for each portfolio payable May 1, 1998 are as follows:

            Income                                           $.055
            Money Market                                     $.004
            Managed                                          $.124
            Government Securities                            $.046
            International Equity                             $.091

      Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly for the Money Market, Income and Government Securities Portfolios and declared and distributed quarterly for the Equity, Managed and International Equity Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Investment
management
and services
agreement

      The Fund has an Investment Management and Services Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of each of the portfolios. The fee is 0.7% on an annual basis for the Equity, Income, Managed and Government Securities Portfolios. For Money Market Portfolio the fee is 0.5% on an annual basis. For International Equity Portfolio the fee is 0.95% on an annual basis.

      IDS Life and American Express Financial Corporation have an Investment Advisory Agreement which calls for IDS Life to pay American Express Financial Corporation a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Income, Money Market, Managed and Government Securities Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

      In addition to paying its own management fee, each portfolio also pays its taxes, brokerage commissions and nonadvisory expenses. Expenses that relate to a particular portfolio, such as custodian fees and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner as determined by the Fund's board. Each portfolio also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

      IDS Life has voluntarily agreed to reimburse each portfolio for operating expenses, excluding the investment management and services fees, which exceed 0.1% on an annual basis of average daily net assets of each portfolio.


  3

Securities
transactions




      For the year ended April 30, 1998, cost of purchases and proceeds from sales of securities aggregated, respectively, $264,842,805 and $259,280,948 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Portfolio are as follows:

      Portfolio                       Purchases                  Proceeds

      Equity                     $1,244,457,289            $1,090,278,901
      Income                         86,053,482                64,669,330
      Managed                       571,886,029               502,699,046
      Government Securities          12,114,328                11,277,373
      International Equity          315,248,477               268,890,402

      Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with IDS Life were $1,917, $7,965 and $1,230 for Equity Portfolio, Managed Portfolio and International Equity Portfolio, respectively, for the year ended April 30, 1998.


  4

Foreign currency
contracts


      At April 30, 1998, International Equity Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

      Exchange date   Currency to   Currency to    Unrealized     Unrealized
                      be delivered   be received   appreciation   depreciation


      May 4, 1998      288,886        518,551        $113            $--
                      U.S. Dollar   Deutsche Mark

      May 5, 1998      789,653        390,820          --             78
                     Dutch Guilder   U.S. Dollar

      May 5, 1998      138,445        23,047          14              --
                     French Franc    U.S. Dollar

      Total                                         $127             $78


      (This annual report is not part of the prospectus.)



  5

Capital share
transactions



      Transactions in shares of each portfolio for the years indicated are as follows:




      Number of shares:                                                                          Year ended April 30, 1998

                                                                   Money                        Government    International
                                     Equity         Income        Market          Managed        Securities          Equity
                                  Portfolio      Portfolio      Portfolio       Portfolio         Portfolio       Portfolio

      Sold                        3,690,818      1,441,650     19,623,972       3,499,409           440,153       3,199,923
      Issued for reinvested
        distributions               878,375        512,508      1,576,114       2,439,015            91,894         310,769
      Redeemed                     (519,416)      (554,245)   (15,371,758)       (559,693)         (451,521)       (190,260)
                                   --------       --------    -----------        --------          --------        --------
\
      Net increase (decrease)     4,049,777      1,399,913      5,828,328       5,378,731            80,526       3,320,432
                                  ---------      ---------      ---------       ---------            ------       ---------

      Number of shares:                                                                          Year ended April 30, 1997

                                                                   Money                        Government    International
                                     Equity         Income        Market          Managed        Securities          Equity
                                  Portfolio      Portfolio      Portfolio       Portfolio         Portfolio       Portfolio

      Sold                        5,247,248      1,285,296     22,308,722       3,697,780           326,772       5,004,552
      Issued for reinvested
        distributions             3,352,450        412,933        950,526       1,664,945            85,930         471,553
      Redeemed                     (436,609)      (582,861)    (9,030,614)       (633,327)         (307,264)       (112,948)
                                   --------       --------     ----------        --------          --------        --------

      Net increase (decrease)     8,163,089      1,115,368     14,228,634       4,729,398           105,438       5,363,157
                                  ---------      ---------     ----------       ---------           -------       ---------



      (This annual report is not part of the prospectus.)




      Notes to financial statements


      IDS Life Series Fund, Inc.


  6

Option contracts
written



      The number of contracts and premium amounts associated with option contracts written by Managed Portfolio is as follows:


                                     Year ended April 30, 1998

                                               Calls

                            Contracts                            Premium

Balance April 30, 1997          --                           $        --
Opened                         200                               161,895
Closed                         200                               161,895
Balance April 30, 1998          --                           $        --


See "Summary of significant accounting policies."




      The number of contracts and premium amounts associated with option contracts written by International Equity Portfolio is as follows:

                                        Year ended April 30, 1998

                                                  Calls

                               Contracts                            Premium
Balance April 30, 1997             --                           $        --
Opened                            170                               141,860
Closed                            170                               141,860
Balance April 30, 1998             --                           $        --



See "Summary of significant accounting policies."




  7

Stock index
futures contracts



      At April 30, 1998, investments in securities for Managed Portfolio included securities valued at $1,155,750 that were pledged as collateral to cover initial margin deposits on 63 open sales contracts. The market value of the open sales contracts at April 30, 1998, was $17,627,400 with a net unrealized gain of $641,025. See "Summary of significant accounting policies."




  8

Financial
highlights


      "Financial highlights" showing per share data and selected information is presented on pages 5-10 of the prospectus.




      (This annual report is not part of the prospectus.)

 Investments in securities

 Section start title


      IDS Life Series Fund, Inc.
      Equity Portfolio
      April 30, 1998



                                                       (Percentages represent
                                                         value of investments
                                                       compared to net assets)


 Common stocks (98.9%)
Issuer                       Shares       Value(a)

 Automotive & related (0.8%)
 Dura Automotive
    Systems Cl A             200,000(b)  $7,800,000

 Banks and savings & loans (4.3%)
 American Capital Strategies 200,000      4,525,000
 Astoria Financial           100,000      5,862,500
 Independence Community
    Bank                     250,000(b)   4,578,125
 Richmond County Financial   250,000      4,906,250
 TCF Financial               155,320      5,057,607
 Washington Mutual           150,000     10,509,375
 Wilshire Financial Services
    Group                    200,000(b)   4,825,000
 Total                                   40,263,857

 Building materials & construction (3.4%)
 Advanced Lighting
    Technologies             200,000(b)   5,550,000
 Consolidated Capital        350,000(b)   7,721,875
 Fairfield Communities       300,000(b)   7,012,500
 Hospitality Worldwide
    Services                 300,000(b)   2,906,250
 Tyco Intl                   150,000      8,175,000
 Total                                   31,365,625

 Commercial finance (0.6%)
 Finova Group                100,000      5,856,250


 Communications equipment & services (5.5%)
 Advanced Fibre
    Communications           250,000(b)  10,593,750
 Andrew Corp                 150,000(b)   3,431,250
 Ascend Communications       150,000(b)   6,534,375
 DSC Communications          250,000(b)   4,500,000
 Natural Microsystems        300,000(b)   9,675,000
 PairGain Technologies       200,000(b)   3,687,500
 RELTEC                      100,000(b)   3,987,500
 Tellabs                     125,000(b)   8,859,375
 Total                                   51,268,750

 Computers & office equipment (21.6%)
 American Management
    Systems                  250,000(b)   7,234,375
 Aspec Technology             17,600(b)     244,200
 BEA Systems                 350,000(b)   7,787,500
 BMC Software                100,000(b)   9,356,250
 Cisco Systems               105,000(b)   7,691,250
 Computer Task Group          96,600      3,755,325
 CSG Systems Intl            220,000(b)  10,010,000
 DAOU Systems                300,000(b)   5,400,000
 DST Systems                 100,000(b)   5,512,500
 Envoy                       150,000(b)   6,318,750
 Extended Systems            300,000(b)   2,100,000
 HNC Software                125,000(b)   4,875,000
 Information Management
    Associates               330,000(b)   4,455,000
 MAXIMUS                     170,000(b)   5,355,000
 Metzler Group               150,000(b)  $5,193,750
 Network Associates          441,674(b)  30,254,669
 PeopleSoft                  260,000(b)  12,090,000
 Pervasive Software          295,000(b)   4,019,375
 Platinum Technology         150,000(b)   3,825,000
 Profit Recovery Group Intl  300,000(b)   7,800,000
 Sterling Commerce           300,000(b)  12,768,750
 SunGard Data Systems        400,000(b)  14,250,000
 Transition Systems          250,000(b)   5,625,000
 Viasoft                     900,000(b)  15,693,750
 Whittman-Hart               200,000(b)   8,775,000
 Total                                  200,390,444


 Electronics (4.8%)
 Advanced Micro Devices      150,000      4,162,500
 EFTC                        325,000(b)   5,565,625
 Harris                      175,000      8,465,625
 PCD                         250,000(b)   5,015,625
 Sawtek                      350,000(b)  10,631,250
 Uniphase                    200,000(b)  10,850,000
 Total                                   44,690,625


 Energy (0.5%)
 Newfield Exploration        200,000(b)   4,850,000


 Energy equipment & services (2.5%)
 Cooper Cameron              110,000(b)   7,308,125

 R&B Falcon                   92,700(b)   2,972,193
 Santa Fe Intl               200,000      7,837,500
 Veritas DGC                 100,000(b)   5,418,750
 Total                                   23,536,568


 Financial services (4.3%)
 Allmerica Financial          75,000      4,696,875
 Capital One Financial        60,000      5,763,750
 CMAC Investment              80,000      5,165,000
 Friedman, Billings, Ramsey
    Group Cl A               450,000(b)   8,465,625
 Providian Financial         200,000     12,037,500
 Sirrom Capital              150,000      4,481,250
 Total                                   40,610,000

 Food (0.9%)
 Dreyer's Grand Ice Cream    125,000      3,156,250
 U.S. Foodservice            150,000(b)   5,296,875
 Total                                    8,453,125


 Foreign (5.7%)(e)
 ACE                         150,000      5,681,250
 BioChem Pharma              300,000(b)   7,631,250
 Check Point Software
    Technologies             125,000(b)   3,671,875
 Fundtech                    200,000(b)   4,225,000
 Peak Intl                   250,000(b)   5,812,500
 Petroleum Geo-Services
    ADR                      100,000(b)  $6,575,000
 Saipem                    1,350,000(b)   7,766,145
 Scandinavian Broadcasting
    System                   200,000(b)   6,350,000
 Shire Pharmaceuticals
    Group ADR                251,500(b)   5,658,750
 Total                                   53,371,770


 Furniture & appliances (0.6%)
 CompX                       175,000(b)   4,396,875
 HON Inds                     46,000      1,472,000
 Total                                    5,868,875


 Health care (8.6%)
 ALZA                        106,100(b)   5,086,168
 Boston Scientific            60,000(b)   4,338,750
 Dura Pharmaceuticals        200,000(b)   5,300,000
 Guidant                      80,000      5,350,000
 IDEC Pharmaceuticals        150,000(b)   5,400,000
 Maxxim Medical              150,000(b)   3,918,750
 Medicis Pharmaceutical Cl A 225,000(b)   9,618,750
 Pharmacyclics               150,000(b)   4,068,750
 Sofamor Danek Group          42,200(b)   3,703,050
 Somnus Medical Technologies 350,000(b)   4,200,000
 Spiros Development          150,000(b)   2,493,750
 Synaptic Pharmaceutical     200,000(b)   2,500,000
 Trex Medical                275,000(b)   5,225,000
 Watson Pharmaceuticals      450,000(b)  19,350,000
 Total                                   80,552,968



 Health care services (7.4%)
 AmeriSource Health Cl A     100,000(b)   5,450,000
 BioReliance                 153,500(b)   2,379,250
 HBO & Co                    560,000     33,495,000
 Health Management
    Associates Cl A          240,000(b)   7,560,000
 Rock of Ages                300,000(b,d) 4,837,500
 Schein (Henry)              200,000(b)   7,800,000
 Tenet Healthcare            194,000(b)   7,262,875
 Total                                   68,784,625


 Industrial equipment & services (1.4%)
 Iron Mountain               100,000(b)   4,200,000
 Superior Services           150,000(b)   4,875,000
 TransTechnology             145,000      4,331,875
 Total                                   13,406,875

 Insurance (3.0%)
 Capital Re                   60,000      4,428,750
 Life Re                     100,000      7,200,000
 Nationwide Financial
    Services Cl A            125,000      5,421,875
 Protective Life             196,000      7,276,500
 UNUM                         70,000      3,762,500
 Total                                   28,089,625


 Leisure time & entertainment (1.0%)
 Activision                  200,000(b)   2,175,000
 Championship Auto Racing
    Team                     126,500(b)   2,387,688
 Imax                        175,000(b)   4,768,750
 Total                                    9,331,438


 Media (4.9%)
 Chancellor Media            200,000(b)   9,487,500
 Outdoor Systems             600,000(b)  19,050,000
 Sinclair Broadcast Group Cl A180,000     9,337,500
 Univision Communications Cl A200,000(b)  7,662,500
 Total                                   45,537,500


 Miscellaneous (0.9%)
 BrightStar Information
    Technology Group         200,000(b)   3,125,000
 Medical Manager             175,000(b)   5,173,438
 Total                                    8,298,438

 Multi-industry conglomerates (2.3%)
 AccuStaff                   200,000(b)   7,175,000
 Apollo Group Cl A           112,500(b)   3,853,125
 Interim Services            171,600(b)   5,598,450
 Steven Myers & Associates   300,000(b)   5,175,000
Total                                    21,801,575


 Paper & packaging (0.4%)

 Earthshell                  250,000(b)   3,656,250


 Real estate investment trust (0.6%)
 Wilshire Real Estate
    Investment Trust         323,273      5,172,368

 Restaurants & lodging (0.9%)
 Rainforest Cafe             300,000(b)   4,546,875
 Silverleaf Resorts          150,000(b)   3,562,500
 Total                                    8,109,375


 Retail (10.0%)
 CDW Computer Centers        350,000(b)  16,975,000
 Consolidated Stores         110,000(b)   4,400,000
 CVS                         100,000      7,375,000
 Dollar General              312,500     11,835,938
 Dominick's Supermarkets     280,000(b)  11,217,500
 Kohl's                      173,600(b)   7,171,850
 MSC Industrial Direct Cl A  150,000(b)   7,631,250
 Rite Aid                    162,000      5,204,250
 Stage Stores                300,000(b)  15,431,250
 Twinlab                     150,000(b)   5,887,500
 Total                                   93,129,538


 Transportation (1.1%)
 Covenant Transport          300,000(b)   5,718,750
 Wisconsin Central
    Transportation           200,000(b)   4,900,000
 Total                                   10,618,750

 Utilities -- telephone (0.9%)
 Cincinnati Bell             125,000      4,781,250
 STAR Telecommunications     135,000(b)   3,653,438
 Total                                    8,434,688


 Total common stocks
(Cost: $726,928,895)                   $923,249,902




 Robomatix Technologies        1,451(c)          $--
    Warrants


 Total other
(Cost: $--)                                       $--



 Short-term securities (0.9%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase


 U.S. government agencies
 Federal Home Loan Bank Disc Nt
      05-27-98     5.42%    $7,400,000   $7,371,140
 Federal Home Loan Mtge Corp Disc Nts
      05-28-98     5.44        200,000      199,188
      05-29-98     5.42        800,000      796,640
      05-29-98     5.45        200,000      199,158
 Total                                    8,566,126


 Total short-term securities
 (Cost: $8,566,126)                      $8,566,126


 Total investments in securities
 (Cost: $735,495,021)(f)               $931,816,028
                                       ============





      See accompanying notes to investments in securities.




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Negligible market value.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended April 30, 1998 are as follows:

Issuer                  Beginning         Purchase        Sales         Ending       Dividend          Value(a)
                             cost             cost        cost            cost         income

Rock of Ages*                  $--      $5,604,628          $--     $5,604,628            $--       $4,837,500

*Issuer was not an affiliate for the entire year ended April 30, 1998.

(e) Foreign securities values are stated in U.S. dollars.

(f) At April 30, 1998,  the cost of securities  for federal  income tax purposes
was   $739,497,355   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation........................$218,909,496
Unrealized depreciation.........................(26,590,823)

Net unrealized appreciation....................$192,318,673



      (This annual report is not part of the prospectus.)



      Investments in securities


      IDS Life Series Fund, Inc.
      Income Portfolio
      April 30, 1998



                                                                                  (Percentages represent
                                                                                    value of investments
                                                                                  compared to net assets)


 Bonds (96.6%)

Issuer                                       Coupon                    Principal                       Value(a)
                                               rate                      amount
 U.S. government obligations (4.3%)
 U.S. Treasury
      10-15-06                                6.50%                     $500,000                      $524,130
      11-15-27                                6.125                    3,000,000                     3,072,510
 Total                                                                                               3,596,640

 Mortgage-backed securities (23.2%)
 Federal Home Loan Mtge Corp
      06-01-09                                5.50                       696,332                       683,101
      03-01-13                                5.50                       985,548                       951,978
      08-01-11                                6.50                     1,850,101                     1,860,979
      06-15-20                                8.00                       185,000                       191,368
    Collateralized Mtge Obligation
      04-15-22                                8.50                     1,000,000                     1,099,830
 Federal Natl Mtge Assn
      03-15-01                                5.625                      600,000                       597,222
      04-15-03                                5.75                     2,000,000                     1,988,436
      02-15-08                                5.75                     1,500,000                     1,472,670
      06-01-10                                6.50                     1,012,874                     1,020,410
      02-01-11                                6.00                     1,714,117                     1,697,147
      01-25-21                                8.00                       180,682                       182,265
      07-01-26                                7.00                     1,847,684                     1,869,819
      12-01-27                                6.00                     2,489,242                     2,406,574
      12-01-27                                6.50                     2,220,733                     2,199,525
 Merrill Lynch Mtge Investors
      06-15-21                                8.17                       165,661                       165,350
 Morgan Stanley Capital
    Collateralized Mtge Obligation
      11-15-28                                6.59                       757,012                       761,034
 Total                                                                                              19,147,708


 Aerospace & defense (0.7%)
 BE Aerospace

    Sr Sub Nts Series B
      02-01-06                                9.875                      100,000                       106,750
 Goodrich (BF)
      07-01-01                                9.625                      150,000                       163,686
 Newport News Shipbuilding
    Sr Nts
      12-01-06                                8.625                       75,000                        78,563
 Northrop-Grumman
      03-01-06                                7.00                       250,000                       257,075
 Total                                                                                                 606,074


 Airlines (0.5%)
 Continental Airlines
    Series 1996A
      04-15-15                                6.94                       384,439                       393,146


 Automotive & related (0.3%)
 Arvin Capital
    Company Guaranty
      02-01-27                                9.50                       250,000                       277,538


 Banks and savings & loans (6.3%)
 Capital One Bank
      05-15-08                                6.70                       500,000                       498,900
 Crestar Capital
    Company Guaranty
      12-15-26                                8.16                       350,000                       378,315
 First Bank System
    Sub Nts
      09-15-07                                6.875                      400,000                       412,612
 Fleet Financial Group
    Sub Deb
      01-15-28                                6.875                      300,000                       300,525
 Fleet/Norstar Financial Group
    Sub Nts
      12-01-01                                9.00                       200,000                       217,748
 Greenpoint Capital
    Company Guaranty
      06-01-27     9.10        200,000  220,284

 Hubco Capital
    Company Guaranty Series B
      02-01-27                                8.98                       500,000                       551,071
 MBNA American Bank
    Sub Nts
      03-15-08                                6.75                       500,000                       497,105
 Mellon Capital
    Company Guaranty Series A
      12-01-26                                7.72                       500,000                       521,310
 Norwest
    Sr Nts
      09-15-02                                6.375                      400,000                       402,748
 Provident Cos
      03-15-38                                7.41                       500,000                       500,890
 Union Planters Bank
    Sub Nts
      03-15-18                                6.50                       500,000                       496,360
 Washington Mutual Capital
    Company Guaranty
      06-01-27                                8.375                      200,000(c)                    218,292
 Total                                                                                               5,216,160

 Building materials & construction (1.2%)
 Carlisle Cos
    Sr Nts
      01-15-07                                7.25                       500,000                       523,190
 Owens-Corning Fiberglass
      06-01-12                                9.375                      100,000                       117,369
 Pulte
    Sr Nts
      12-15-03                                7.00                       300,000                       302,451
 Southdown
    Sr Sub Nts Series B
      03-01-06                               10.00                        50,000                        55,563
 Total                                                                                                 998,573

 Chemicals (0.6%)
 USA Waste Services
    Sr Nts
      10-01-07                                7.125                      500,000                       520,260


 Communications equipment & services (2.0%)
 Facilicom Intl
    Sr Nts
      01-15-08                               10.50                       250,000                       258,125
 Iridium LLC/Capital
    Sr Nts
      07-15-05    11.25     100,000(c)  103,000

 IXC Communications
    Sr Sub Nts
      04-15-08                                9.00                       250,000(c)                    248,750
 Jordan Telecommunications Products
    Sr Nts Series B
      08-01-07                                9.875                      250,000                       263,750
 NTL
    Zero Coupon Sr Nts
      04-01-08                                9.78                       190,000(c,e)                  120,650
 PhoneTel Technologies
    Sr Nts
      12-15-06                               12.00                       125,000                       111,094
 U S WEST Capital Funding
      01-15-02                                6.85                       500,000                       508,875
 Total                                                                                               1,614,244


 Computers & office equipment (0.1%)
 Psinet
    Sr Nts
      02-15-05                               10.00                        50,000(c)                     51,500


 Electronics (0.5%)
 Thomas & Betts
      01-15-06                                6.50                       400,000                       398,992

 Energy (2.7%)
 Forcenergy

    Sr Sub Nts
      11-01-06                                9.50                        50,000                        51,625
 Gulf Canada Resources
      07-01-05                                9.625                      500,000                       543,125
 Oryx Energy
      10-15-05                                8.125                      500,000                       534,260
 R & B Falcon
    Sr Nts
      04-15-08                                6.95                       500,000                       497,140
 Trizec Hahn
    Sr Nts
      09-15-04                                9.50                       100,000                       103,000
 USX
      03-01-08                                6.85                       500,000                       501,700
 Total                                                                                               2,230,850

 Energy equipment & services (1.9%)
 DI Inds
    Sr Nts
      07-01-07                                8.875                      150,000                       154,125
 Foster Wheeler
      11-15-05                                6.75                       300,000                       305,112


 Global Marine
      09-01-07                                7.125                      500,000                       516,235
 Pioneer Natural Resource
      01-15-08                                6.50                       500,000                       488,375
 Pool Energy Services
    Sr Sub Nts
      04-01-08                                8.625                      100,000(c)                     99,500
 Total                                                                                               1,563,347


 Financial services (3.1%)
 Arcadia Financial
    Sr Nts
      03-15-07                               11.50                       130,000                       129,188
 Avco Financial Services
    Sr Nts
      07-15-99     7.25        300,000  304,878

 Barclays North America Capital
      05-15-21                                9.75                       300,000                       341,199
 Countrywide Funding
    Company Guaranty Medium-term Nts Series A
      03-01-99                                8.42                       300,000                       305,769
 Providian Master Trust
    Series 1997-4 Cl A
      06-15-07                                6.25                       500,000                       505,315
 Providian Natl Bank
    Sr Nts
      03-15-03                                6.70                       500,000                       500,760
 Wilmington Trust
    Sub Nts
      05-01-08                                6.625                      500,000                       501,290
 Total                                                                                               2,588,399


 Food (0.3%)
 Ameriserve Food Distributions
    Company Guaranty
      07-15-07                               10.125                      100,000                       108,125
 Chiquita Brands Intl
    Sr Nts
      01-15-04                                9.625                      100,000                       106,000
 Total                                                                                                 214,125


 Foreign (13.7%)(b)
 Airplanes GPA Cl D
    (U.S. Dollar) Series 1

      03-15-19                               10.875                      100,000                       111,483
 Alcan Aluminum
    (U.S. Dollar)
      01-15-22                                8.875                      200,000                       217,873
 Argentina Govt Natl
    (U.S. Dollar)
      09-19-27                                9.75                       340,000                       328,100
 Banca Commercial Italian
    (U.S. Dollar)
      07-15-07                                8.25                       300,000                       332,055
 Banco General
    (U.S. Dollar)
      08-01-02                                7.70                       350,000(c)                    347,701
 City of Moscow
    (U.S. Dollar)
      05-31-00                                9.50%                     $250,000(c)                   $245,267
 Corp Andina de Fomento
    (U.S. Dollar)
      02-01-03                                7.10                       300,000                       308,154
 Dao Heng Bank
    (U.S. Dollar) Sub Nts
      01-24-07                                7.75                       500,000(c)                    453,309
 Daya Guna
    (U.S. Dollar) Company Guaranty
      06-01-07                               10.00                       100,000(c)                     87,500
 Delphes  2
    (U.S. Dollar)
      05-05-09                                7.75                       600,000                       615,374
 Doman Inds
    (U.S. Dollar)
      03-15-04                                8.75                       500,000                       497,500
 Espirito Santo Centrais
    (U.S. Dollar) Sr Nts
      07-15-07                               10.00                       250,000(c)                    241,158
 Globo Communicacoes Participacoes
    (U.S. Dollar) Sr Nts
      12-05-08                               10.625                      100,000(c)                    101,634
 Govt of Algeria
    (U.S. Dollar)
      12-31-20                                6.72                       200,000                       127,000
 Great Central Mines
    (U.S. Dollar) Sr Nts
      04-01-08                                8.875                      250,000(c)                    252,500
 Greater Beijing
    (U.S. Dollar) Sr Nts
      06-15-04                                9.25                       100,000(c)                     84,448
 Grupo Iusacell
    (U.S. Dollar)
      07-15-04                               10.00                       100,000                       104,379
 Grupo Minero Mexico
    (U.S. Dollar) Company Guaranty Series A
      04-01-08                                8.25                       250,000                       248,438
 Grupo Televisa
    (U.S. Dollar) Sr Nts
      05-15-06                               11.875                      100,000                       114,987
 Guangdong Enterprises
    (U.S. Dollar) Sr Nts
      05-22-07                                8.875                      200,000(c)                    177,758
 Honam Oil Refinery
    (U.S. Dollar)
      10-15-05                                7.125                      250,000(c)                    205,259
 Hutchison Whampo Finance
    (U.S. Dollar) Company Guaranty
      08-01-07 Series A                       6.95                       250,000(c)                    237,045
      08-01-17 Series B                       7.45                       125,000(c)                    114,875
 Hyder
    (U.S. Dollar)
      12-15-07                                6.875                      500,000(c)                    503,965
 Hyundai Semiconductor
    (U.S. Dollar) Sr Nts
      05-15-07                                8.625                      500,000(c)                    439,325
 Imexsa Export Trust
    (U.S. Dollar)
      05-31-03                               10.125                      200,000(c)                    208,000


 Israel Electric
    (U.S. Dollar) Sr Nts
      12-15-06                                7.25                       300,000                       305,205
 MDC Communications
    (U.S. Dollar) Sr Sub Nts
      12-01-06                               10.50                       100,000                       108,000
 Ministry Finance Russia
    (U.S. Dollar)
      06-26-07    10.00     250,000(c)  240,468

 Netia Holdings
    (U.S. Dollar) Company Guaranty
      11-01-07                               10.25                       100,000(c)                    103,000
 People's Republic of China
    (U.S. Dollar)
      07-03-01                                7.375                      100,000                       101,255
 Philippine Long Distance Telephone
    (U.S. Dollar) Medium-term Nts Series E
      03-06-07                                7.85                       250,000(c)                    229,808
 Quno Corp
    (U.S. Dollar) Sr Nts
      05-15-05                                9.125                      250,000                       261,563
 Repap New Brunswick
    (U.S. Dollar) Sr Nts
      07-15-00                                9.875                      100,000                       105,250
 Republic of Argentina
    (Argentine Peso)
      02-12-07                               11.75                       250,000                       254,844
 Republic of Brazil
    (U.S. Dollar)
      05-15-27                               10.125                      200,000                       193,052
 Republic of Korea
    (U.S. Dollar)
      04-15-08                                8.875                      200,000                       196,770
 Republic of Panama
    (U.S. Dollar)
      02-13-02                                7.875                      250,000(c)                    246,495
 Republic of Philiippines
    (U.S. Dollar)
      04-15-08                                8.875                      500,000                       500,000
 Roil
    (U.S. Dollar)
      12-05-02                               12.78                       250,000 (d)                   248,750
 Tatneft Finance
    (U.S. Dollar) Company Guaranty
      10-29-02                                9.00                       250,000(c)                    227,358
 United Mexican States
    (U.S. Dollar)
      12-31-19                                6.25                       250,000                       211,095
 Veritas Holdings
    (U.S. Dollar) Sr Nts
      12-15-03                                9.625                      127,000                       136,208
 Woodside Petroleum
    (U.S. Dollar)
      04-15-08                                6.60                       500,000(c)                    492,120
 Zhuhai Highway
    (U.S. Dollar) Sub Nts
      07-01-08                               11.50                       250,000(c)                    234,105
 Zurich Capital
    (U.S. Dollar) Company Guaranty
      06-01-37                                8.38                       250,000(c)                    273,443
 Total                                                                                              11,373,876

 Furniture & appliances (0.1%)
 Interface
    Sr Sub Nts Series B
      11-15-05                                9.50%                     $100,000                      $107,500


 Health care (0.2%)
 Alaris Medical Systems
    Company Guaranty
      12-01-06                                9.75                       150,000                       159,188


 Health care services (2.2%)
 Columbia/HCA Healthcare
      06-15-05                                6.91                       100,000                        94,576
 Magellan Health Services
    Sr Sub Nts
      02-15-08                                9.00                       125,000(c)                    124,531
 Manor Care
    Sr Nts
      06-15-06                                7.50                       250,000                       265,218
 Paracelsus Healthcare
    Sr Sub Nts
      08-15-06                               10.00                       350,000                       364,000
 Service Corp Intl
      03-15-20                                6.30                       500,000                       497,680
 Tenet Healthcare
    Sr Sub Nts
      03-01-05                               10.125                      250,000                       278,540
 Vencor
    Sr Sub Nts
      07-15-07                                8.625                      200,000                       225,000
 Total                                                                                               1,849,545

 Household products (0.3%)
 Revlon Consumer Products
    Sr Nts
      02-01-06                                8.125                      250,000(c)                    249,375


 Industrial equipment & services (3.6%)
 AGCO

    Sr Sub Nts
      03-15-06                                8.50                       500,000                       516,250
 ARAMARK Services
    Company Guaranty
      12-01-06                                7.10                       500,000                       507,965
 Case
      08-01-05                                7.25                       400,000                       416,812
 Chattem
    Sr Sub Nts
      04-01-08                                8.875                      250,000(c)                    252,500
 Ingersoll-Rand
    Sr Nts
      02-15-01                                6.26                       500,000                       502,780
 Jorgensen (Earle M)
    Sr Nt
      04-01-05                                9.50                       275,000(c)                    275,688


 Motor & Gears
    Sr Nts Series D
      11-15-06                               10.75                       250,000                       272,813
 Terex
    Sr Sub Nts
      04-01-08                                8.875                      250,000(c)                    249,375
 Total                                                                                               2,994,183

 Insurance (1.7%)
 American United Life Insurance
      03-30-26                                7.75                       200,000(d)                    205,552
 Americo Life
    Sr Sub Nts
      06-01-05                                9.25                       100,000                       102,625
 Conseco Financing Trust
    Company Guaranty
      11-15-26                                8.70                       300,000                       333,306
 Orion Capital
    Company Guaranty
      04-15-28                                7.70                       250,000(c)                    247,700
 SAFECO Capital
    Company Guaranty
      07-15-37                                8.07                       500,000                       524,740
 Total                                                                                               1,413,923


 Leisure time & entertainment (2.3%)
 Hammons (JQ) Hotels

    1st Mtge
      02-15-04                                8.875                      250,000                       251,563
 Mirage Resorts
      02-01-08                                6.75                       500,000                       488,565
 Riviera Holdings
    Company Guaranty
      08-15-04                               10.00                       250,000                       249,375
 Time Warner
      02-01-24                                7.57                       350,000                       370,122
 Trump Holdings & Funding
    Sr Nts
      06-15-05                               15.50                       250,000                       284,375
 United Artists Theatres
    Series 1995A
      07-01-15                                9.30                        96,469                        99,122
 Venetian Casino/LV Sands
    Mtge
      11-15-04                               12.25                       150,000(c)                    155,624
 Total                                                                                               1,898,746

 Media (2.5%)
 Comcast
    Sr Sub Deb
      10-15-06                                9.125                      500,000                       534,375
 Lamar Advertising
    Company Guaranty
      12-01-06                                9.625                      275,000                       292,875
 Lenfest Communications
    Sr Nts
      11-01-05                                8.375                      250,000                       260,000


 Quebecor Printing Capital
    Company Guaranty
      01-15-07                                7.25                       500,000                       521,170
 Time Warner Entertainment
    Sr Nts
      07-15-33                                8.375                      250,000                       288,088
 Viacom
    Sub Deb
      07-07-06                                8.00                       100,000                       101,750
 Viacom Intl
      09-15-01                               10.25                       100,000                       110,625
 Total                                                                                               2,108,883


 Miscellaneous (5.5%)
 Adams Outdoor Advertising

    Sr Nts
      03-15-06                               10.75                       100,000                       110,000
 American General Institute Capital
    Company Guaranty Series A
      12-01-45                                7.57                       250,000(c)                    260,640
 Bayou Steel
    1st Mtge
      03-01-01                               10.25                       250,000                       257,813
 Bistro Trust
      12-31-02                                9.50                       250,000(c)                    250,900
 BTI Telecommunications
    Sr Nts
      09-15-07                               10.50                       100,000                       104,000
 California Infrastructure-
    San Diego Gas & Electric
      03-25-02                                6.04                       500,000                       501,345
 California Infrastructure-
    Southern California Edison
      03-25-02                                6.14                     1,000,000                     1,005,270
 Grant Geophysical
    Sr Nts
      02-15-08                                9.75                       100,000                        99,750
 Grove Worldwide LLC
    Sr Sub Nts
      05-01-08                                9.25                       100,000(c)                    100,000
 JTM Inds
    Sr Sub Nts
      04-15-08                               10.00                       140,000(c)                    142,800
 Level 3 Communications
    Sr Nts
      05-01-08                                9.125                      225,000(c)                    223,313
 M & I Capital
    Company Guaranty
      12-01-26                                7.65                       300,000                       311,028
 MJD Communications
    Sr Sub Nts
      05-01-08                                9.50                       100,000(c)                    100,000
 MSX Intl
    Sr Sub Nts
      01-15-08                               11.375                      125,000                       128,438
 NSM Steel
    Company Guaranty
      02-01-06                               12.00                       275,000                       261,250
 Oshkosh Truck
      03-01-08                                8.75%                     $250,000(c)                   $251,875
 Outsourcing Solutions
    Sr Sub Nts Series B
      11-01-06                               11.00                       140,000                       154,175
 Pierce Leahy
    Company Guaranty
      05-15-08                                8.125                      200,000(c)                    195,000
 SFX Entertainment
    Sr Sub Nts
      02-01-08                                9.125                      125,000                       122,188
 Total                                                                                               4,579,785


 Multi-industry conglomerates (1.9%)
 Coltec Inds

    Sr Nts
      04-15-08                                7.50                       500,000(c)                    500,000
 Crane
      06-15-99                                7.25                       300,000                       304,107
 Prime Succession
    Sr Sub Nts
      08-15-04                               10.75                        85,000                        93,500
 USI American Holdings
    Sr Nts Series B
      12-01-06                                7.25                       425,000                       429,008
 Westinghouse Electric
      06-01-01                                8.875                      250,000                       264,637
 Total                                                                                               1,591,252

 Paper & packaging (1.6%)
 Chesapeake
      05-01-03                                9.875                      100,000                       114,134
 Gaylord Container
    Sr Nts
      06-15-07                                9.375                      100,000(c)                     99,750
      06-15-07                                9.75                       150,000                       152,250
 Intl Paper
      11-15-12                                5.125                       85,000                        73,469
 Owens-Illinois
    Sr Nts
      05-15-07                                8.10                       250,000                       264,738
 Scotia Pacific Holding
    Collateralized Mtge Obligation
      07-20-15                                7.95                       240,929                       252,426
 Silgan Holdings
      06-01-09                                9.00                       100,000                       104,624
 Warren (SD)
    Sr Sub Nts Series B
      12-15-04                               12.00                       250,000                       277,500
 Total                                                                                               1,338,891

 Real estate investment trust (0.5%)
 First Union RE Eq SBI
    Sr Nts
      10-01-03                                8.875                      100,000                       103,125
 Property Trust of America
      02-15-14                                7.50                       300,000                       308,355
 Total                                                                                                 411,480

 Restaurants & lodging (0.6%)
 MGM Grand
      02-06-08                                6.875%                    $500,000                      $490,725

 Retail (1.9%)
 Federated Dept Stores
      02-15-28                                7.00                       250,000                       246,273
 Kroger
    Sr Nts
      07-15-06                                8.15                       500,000                       544,375
 Maxim Group
    Company Guaranty Series B
      10-15-07                                9.25                       250,000                       255,000
 Meyer (Fred)
    Company Guaranty
      03-01-08                                7.45                       250,000                       250,000
 Pep Boys-Manny, Moe & Jack
      06-01-05                                7.00                       300,000                       307,521
 Total                                                                                               1,603,169

 Transportation (1.4%)
 Enterprise Rent-A-Car USA Finance
      02-15-08                                6.80                       200,000                       200,420
    Medium-term Nts
      12-15-99                                8.75                       300,000(c)                    310,548
 Ryder System
    Series N
      05-15-01                                9.25                       150,000                       162,707
 Union Pacific
      02-01-08                                6.625                      500,000                       495,170
 Total                                                                                               1,168,845

 Utilities -- electric (4.4%)
 AES

    Sr Sub Nts
      11-01-07                                8.50                       165,000                       170,363
 CalEnergy
    Sr Nts
      09-15-06                                9.50                       250,000                       271,250
 California Infrastructure-
    Pacific Gas & Electric
      06-25-02                                6.15                     1,000,000                     1,004,390
 Cleveland Electric Illuminating
    1st Mtge Series B
      05-15-05                                9.50                       100,000                       111,459
 CMS Energy
    Sr Nts
      05-15-02                                8.125                      200,000                       205,382
 CMS Energy
    Sr Nts Series B
      11-15-00                                7.375                      300,000                       299,682
 Connecticut Light & Power
    1st Mtge Series C
      06-01-02                                7.75                       250,000                       254,845
 El Paso Electric
    1st Mtge Series D
      02-01-06                                8.90                       100,000                       111,125
 First PV Funding
    Series 1986B
      01-15-16                               10.15                        74,000                        78,440
 Houston Inds
      06-01-01                                9.375%                    $150,000                      $163,518
 Long Island Lighting
    Gen Ref Mtge
      04-15-04                                8.625                      500,000                       502,845
 Midland Funding
    Series A
      07-23-05                               11.75                       100,000                       119,000
 Sithe Independence Funding
    Series A
      12-30-13                                9.00                       100,000                       116,925
 Western Massachusetts Electric
    1st Mtge Series B
      07-01-01                                7.375                      250,000                       251,250
 Total                                                                                               3,660,474

 Utilities -- gas (0.8%)
 Columbia Gas System
    Series E
      11-28-10                                7.32                       500,000                       515,440
 Southwest Gas
    Series F
      06-15-02                                9.75                       100,000                       109,813
 Total                                                                                                 625,253


 Utilities -- telephone (3.5%)
 Airtouch Communications
      05-01-08                                6.65                       500,000                       503,170
 Cable & Wireless Communications
    (U.S. Dollar)
      03-06-03                                6.375                      500,000                       500,660
 GTE Florida
      02-01-28                                6.86                       500,000                       505,015
 GTE North
    Debs Series F
      02-15-10                                6.375                      500,000                       498,095
 Intermedia Communications
    Sr Nts Series B
      11-01-07                                8.875                      100,000                       103,500
 McLeod USA
    Sr Nts
      03-15-08                                8.375                      105,000(c)                    106,837
 Primus Telecommunications Group
    Sr Nts
      08-01-04                               11.75                       200,000                       221,500
 WorldCom
    Sr Nts
      01-15-04                                9.375                      435,000                       465,994
 Total                                                                                               2,904,771


 Total bonds
 (Cost: $78,477,015)                                                                               $79,947,420




 Preferred stocks & other (0.5%)
Issuer                         Shares     Value(a)


 KMC Telecommunications Holdings
    Warrants                     700       $423,500
 Time Warner
    10.25% Pay-in-kind Series M    6          6,765
 Intermedia Communications
    Warrants                     100         13,500
 Primus Telecommunications

      Warrants                   200          5,000


 Total preferred stocks & other
 (Cost: $387,280)                          $448,765





 Short-term securities (2.7%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
             purchase
 U.S. government agencies (2.0%)
 Federal Home Loan Bank Disc Nt
      05-27-98     5.42%      $500,000     $498,050
 Federal Home Loan Mtge Corp Disc Nts
      05-18-98     5.43        700,000      698,212
      05-26-98     5.45        500,000      498,114
 Total                                    1,694,376

 Commercial paper (0.7%)
 UBS Finance (Delaware)
      05-01-98     5.55        500,000      500,000

 Total short-term securities
 (Cost: $2,194,376)                      $2,194,376


 Total investments in securities
 (Cost: $81,058,671)(f)                 $82,590,561




      See accompanying notes to investments in securities.


      (This annual report is not part of the prospectus.)



 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Foreign securities values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(c) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 1998, is as follows:

Security                             Acquisition               Cost
                                           dates

 American United Life Insurance*
   7.75% 2026                           02-13-96           $200,000

 Roil
   12.78% 2002                          04-30-98            248,750

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(f) At April 30, 1998, the cost of securities for federal income tax purposes was $81,042,890 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..............................$2,055,775
Unrealized depreciation................................(508,104)
Net unrealized appreciation..........................$1,547,671



      (This annual report is not part of the prospectus.)

      Investments in securities


      IDS Life Series Fund, Inc.
      Money Market Portfolio
      April 30, 1998



                                                       (Percentages represent
                                                         value of investments
                                                       compared to net assets)



Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agency (8.1%)
 Federal Home Loan Mtge Corp Disc Nts
      05-22-98     5.43%    $2,200,000   $2,193,057
      05-26-98     5.45        600,000      597,738


 Total U.S. government agency
 (Cost: $2,790,795)                      $2,790,795


 Commercial paper (83.0%)

 Banks and savings & loans (13.0%)
 ANZ (Delaware)
      05-01-98     5.53      1,400,000    1,400,000
 Deutsche Bank Financial
      07-06-98     5.55      1,300,000    1,286,892
 Kredietbank North America Finance
      05-06-98     5.55        500,000      499,618
 Natl Australia Funding (Delaware)
      07-21-98     5.57      1,300,000    1,283,912
 Total                                    4,470,422


 Broker dealers (10.1%)
 Goldman Sachs Group
      05-13-98     5.54      1,500,000    1,497,245
 Merrill Lynch
      11-12-98     5.61      1,000,000      970,533
 Morgan Stanley, Dean Witter
 Discover & Co
      05-15-98     5.57      1,000,000      997,857
 Total                                    3,465,635

 Commercial finance (13.1%)
 CAFCO
      05-11-98     5.56      1,500,000(b) 1,497,700
 Ciesco LP
      06-04-98     5.55      1,500,000(b) 1,492,180
 New Center Asset Trust
      05-07-98     5.58      1,500,000    1,498,615
 Total                                    4,488,495


 Financial services (23.1%)
 Avco Financial Services
      06-26-98     5.58      1,100,000    1,090,589
 Delaware Funding
      05-19-98     5.53      1,500,000(b) 1,495,867
 Household Finance
      05-26-98     5.56      1,400,000    1,394,624
 Intl Lease Finance
      08-18-98     5.55      1,500,000    1,475,203

 Natl Rural Utilities
      05-20-98     5.52%    $1,500,000   $1,495,685
 Paccar Financial
      05-13-98     5.54      1,000,000      998,160
 Total                                    7,950,128

 Health care (7.8%)
 Becton Dickinson
      06-01-98     5.53      1,300,000    1,293,843
 Novartis Finance
      06-18-98     5.53      1,400,000    1,389,752
 Total                                    2,683,595


 Industrial equipment & services (2.9%)
 ABB Treasury Center USA
      06-01-98     5.57      1,000,000(b)   995,264

 Metals (4.3%)
 BHP Finance
      05-20-98     5.54      1,500,000    1,495,630

 Utilities -- telephone (8.7%)
 Bell Atlantic Finance
      05-21-98     5.52      1,500,000    1,495,417
 GTE Funding
      05-18-98     5.54      1,500,000    1,496,097
 Total                                    2,991,514


 Total commercial paper
 (Cost: $28,540,683)                    $28,540,683


 Letters of credit (8.1%)
 Bank of America-
 AES Hawaii
      07-02-98     5.57      1,500,000    1,485,740
 First Chicago-
 Commed Fuel
      05-27-98     5.56      1,300,000    1,294,817

 Total letters of credit
 (Cost: $2,780,557)                      $2,780,557


 Total investments in securities
 (Cost: $34,112,035)(c)                 $34,112,035



      See accompanying notes to investments in securities.





 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) At April 30, 1998, this also represents the cost of securities for federal income tax purposes.


      (This annual report is not part of the prospectus.)

      Investments in securities


      IDS Life Series Fund, Inc.
      Managed Portfolio
      April 30, 1998



                                                      (Percentages represent
                                                        value of investments
                                                      compared to net assets)


 Common stocks (63.0%)
Issuer                        Shares      Value(a)

 Aerospace & defense (2.1%)
 General Motors Cl H          85,000     $4,696,250
 Howmet Intl                 140,000(b)   2,310,000
 Precision Castparts          80,000      4,970,000
 Total                                   11,976,250

 Automotive & related (1.3%)
 Danaher                      45,000      3,234,375
 Hayes Lemmerz Intl          115,000(b)   4,420,312
 Total                                    7,654,687



 Banks and savings & loans (5.5%)
 BankAmerica                  25,000      2,125,000
 BankBoston                   45,000      4,857,187
 First Chicago NBD            40,000      3,715,000
 First Union                 100,000      6,037,500
 Mellon Bank                  80,000      5,760,000
 Norwest                      95,000      3,770,313
 Washington Mutual            78,700      5,513,919
 Total                                   31,778,919

 Beverages & tobacco (1.2%)
 Coca-Cola                    53,600      4,066,900
 Philip Morris                80,000      2,985,000
 Total                                    7,051,900


 Building materials & construction (2.3%)
 Tyco Intl                   242,500     13,216,250


 Chemicals (1.5%)
 USA Waste Services          175,000(b)   8,585,937


 Commercial finance (0.4%)
 Finova Group                 42,900      2,512,331


 Communications equipment & services (0.6%)
 ADC Telecommunications      115,000(b)   3,442,812


 Computers & office equipment (3.1%)
 BMC Software                 40,000(b)   3,742,500
 Cisco Systems                52,500(b)   3,845,625
 Compaq Computer             120,000      3,367,500
 Parametric Technology       110,000(b)   3,516,562
 Solectron                    75,000(b)   3,323,438
 Total                                   17,795,625

 Electronics (1.0%)
 Harris                       60,000      2,902,500
 Intel                        35,000      2,828,437
 Total                                    5,730,937


 Energy equipment & services (1.7%)
 Baker Hughes                110,000      4,455,000
 Transocean Offshore          91,000      5,084,625
 Total                                    9,539,625


 Financial services (2.9%)
 CCA Prison REIT              90,000      3,189,375
 H&R Block                    70,000      3,150,000
 Household Intl               28,900      3,798,544
 Travelers Group             111,500      6,822,406
 Total16,960,325


 Food (0.7%)
 General Mills                60,000      4,053,750


 Foreign (3.7%)(c)
 ACE  114,300              4,329,113
 Ericsson (LM) ADR Cl B       65,000      3,343,438
 Mutual Risk Management      111,666      3,782,686
 Northern Telecom             60,000      3,652,500
 Telecomunicacoes
    Brasileiras-Telebras ADR  53,500      6,516,969
 Total                                   21,624,706


 Furniture & appliances (0.7%)
 Maytag                       11,400        587,100
 Sunbeam                     145,000(d)   3,643,125
 Total                                    4,230,225


 Health care (7.3%)
 ALZA                        100,000(b)   4,793,750
 American Home Products       60,000      5,587,500
 Boston Scientific            64,600(b)   4,671,387
 Dura Pharmaceuticals         95,000(b)   2,517,500
 Guidant                      50,000      3,343,750
 Immunex                      60,000(b)   4,117,500
 Johnson & Johnson            50,000      3,568,750
 Medtronic                    60,000      3,157,500
 Merck & Co                   19,000      2,289,500
 Schering-Plough              51,200      4,102,400
 Sofamor Danek Group          45,000(b)   3,948,750
 Total                                   42,098,287

 Health care services (2.5%)
 Service Corp Intl           160,000      6,600,000
 Tenet Healthcare            210,000(b)   7,861,875
 Total                                   14,461,875


Household products (1.4%)
 Gillette                     37,000      4,271,187
 Newell                       85,000      4,106,563
 Total                                    8,377,750


 Industrial equipment & services (1.2%)
 Thermo Electron             175,000(b)   6,967,187


 Insurance (0.9%)
 Nationwide Financial
    Services Cl A            120,000      5,205,000

 Leisure time & entertainment (2.5%)
 Carnival Cl A                75,000      5,217,187

 Harley-Davidson           110,000        3,960,000
 Viacom Cl B                  95,000(b)   5,510,000
 Total                                   14,687,187

 Media (3.6%)
 CBS  175,000              6,234,375
 Chancellor Media            130,000(b)   6,166,875
 Comcast Cl A                100,000      3,493,750
 Univision
    Communications Cl A      125,000(b)   4,789,062
 Total                                   20,684,062

 Metals (0.5%)
 Aluminum Co of America       40,500      3,138,750


 Multi-industry conglomerates (4.0%)
 AccuStaff                   190,000(b)   6,816,250
 Baldor Electric              80,900      2,123,625
 Cendant                     100,000(b)   2,500,000
 Emerson Electric            115,000      7,316,875
 Interim Services            140,000(b)   4,567,500
 Total                                   23,324,250

 Paper & packaging (0.9%)
 Fort James                  100,000      4,962,500


 Retail (6.9%)
 American Stores             172,800      4,147,200
 Consolidated Stores         115,000(b)   4,600,000
 Costco Cos                   80,000(b)   4,470,000
 CVS  85,000               6,268,750
 Dollar General              117,188      4,438,477
 Home Depot                   50,000      3,481,250
 Kohlis                       84,000(b)   3,470,250
 Rite Aid                    160,000      5,140,000
 Safeway                     100,000(b)   3,825,000
 Total                                   39,840,927


 Textiles & apparel (0.9%)
 Wolverine World Wide        189,300     $5,466,037


 Utilities -- gas (0.8%)
 El Paso Natural Gas         130,000      4,801,875


 Utilities -- telephone (0.9%)
 WorldCom                    127,000(b)   5,433,219


 Total common stocks
 (Cost: $271,705,709)                  $365,603,185



 Preferred stocks & other (0.6%)
Issuer                        Shares      Value(a)

 American Radio Systems
    7.00% Cv                  20,500     $1,601,563

 APP Finance II Mauritius
    12.00%                       750        663,750
 Bar Technologies
    Warrants                     500         27,500
 Clearnet Communications
    Warrants                     990          9,900
 EchoStar Communications
    12.125% Pay-in-kind Series B 795(b,e)   898,350
 Vialog
    Warrants                   2,075        124,500


 Total preferred stocks & other
 (Cost: $2,562,476)                      $3,325,563



      See accompanying notes to investments in securities.


      (This annual report is not part of the prospectus.)




      Investments in securities


      IDS Life Series Fund, Inc.
      Managed Portfolio




                                                        (Percentages represent
                                                          value of investments
                                                        compared to net assets)


 Bonds (28.8%)

Issuer                                       Coupon                    Principal                       Value(a)
                                               rate                      amount
 U.S. government obligations (6.5%)
 Govt Trust Certs Israel
      11-15-01                                9.25%                     $205,096                      $211,642
 U.S. Treasury
      11-30-00                                5.625                    8,600,000                     8,602,580
      12-31-00                                5.50                    11,500,000                    11,468,030
      05-15-07                                6.625                    6,500,000                     6,891,625
      08-15-23                                6.25                    10,100,000                    10,385,224
 Total                                                                                              37,559,101

 Mortgage-backed securities (4.8%)
 Federal Home Loan Mtge Corp
      03-01-13                                5.50                       985,548                       951,978
      11-01-22                                8.00                       425,899                       444,801
      08-01-24                                8.00                       454,521                       472,761
 Federal Natl Mtge Assn
      02-15-08                                5.75                     5,000,000                     4,908,900
      01-01-09                                5.50                     1,540,906                     1,505,850
      06-01-10                                6.50                     1,350,498                     1,360,546
      08-01-11                                8.50                     1,250,744                     1,303,510
      04-01-22                                8.00                       171,061                       178,247
      04-01-23                                8.50                       229,400                       242,325
      05-01-24                                6.00                     1,623,678                     1,575,844
      06-01-24                                9.00                       116,489                       125,044
      06-01-25                                8.50                       574,169                       602,033
      08-01-25                                7.50                       764,047                       787,174
      09-01-25                                6.50                     1,026,669                     1,020,345
      09-01-25                                7.00                       836,834                       849,838
      12-01-25                                7.00                     2,238,400                     2,273,185
      02-01-26                                7.00                       840,866                       852,360
      04-01-26                                7.00                       898,453                       910,734
      05-01-26                                7.50                     2,289,444                     2,355,883
      09-01-26                                7.50                     1,575,181                     1,619,412
    Collateralized Mtge Obligation
      09-25-08                                4.50                     1,500,000                     1,359,519
    Trust Series Z
      10-25-16                                7.00                     1,493,811(h)                  1,503,461
      12-25-23                                6.50                       331,082(h)                    303,573
 Merrill Lynch Mtge Investors
      06-15-21                                8.17                       264,997                       264,500
 Total                          27,771,823

 Aerospace & defense (0.3%)
 BE Aerospace
    Sr Sub Nts Series B
      02-01-06                                9.875                      400,000                       427,000
 Compass Aerospace
    Sr Sub Nts
      04-15-05                               10.125                      510,000(g)                    512,550
 Northrop-Grumman
      03-01-16                                7.75                       500,000                       543,670
 Total                                                                                               1,483,220


 Airlines (0.2%)
 Atlantic Express
    Company Guaranty
      02-01-04                               10.75                       750,000                       803,437

 Continental Airlines
    Series 1996A
      04-15-15                                6.94                       480,548                       491,433
 Total                                                                                               1,294,870


 Banks and savings & loans (1.1%)
 BankAmerica
    Series B
      12-31-26                                7.70                     1,000,000(g)                  1,025,670
 Firstar Capital
    Company Guaranty Series B
      12-15-26     8.32        500,000  544,805

 Fleet Financial Group
    Sub Deb
      01-15-28                                6.875                      500,000                       500,875
 Mellon Capital
    Company Guaranty Series A
      12-01-26                                7.72                       750,000                       781,965
 Morgan (JP)
    Sr Sub Medium-term Nts Series A
      02-15-12                                4.00                       500,000(k)                    463,905
 Norwest
    Sr Nts
      09-15-02                                6.375                      800,000                       805,496
 Riggs Natl
    Sub Nts
      02-01-06                                8.50                       100,000                       105,875
 Union Planters Bank
    Sub Nts
      03-15-18                                6.50                       500,000                       496,360
 Union Planters Capital
    Company Guaranty
      12-15-26                                8.20                     1,000,000                     1,052,520
 Wilshire Financial Services
    Series B
      08-15-04                               13.00                       750,000                       817,500
 Total                                                                                               6,594,971


 Building materials & construction (0.1%)
 Pulte
    Sr Nts
      12-15-03                                7.00                       500,000                       504,085


 Communications equipment & services (1.0%)
 Intl Wireless Communications
    Zero Coupon Sr Disc Nts
      08-15-01                               15.16                     2,000,000(i)                    700,000
 IXC Communications
    Sr Sub Nts
      04-15-08                                9.00                       450,000(g)                    447,750
 Jordan Telecommunications Products
    Sr Nts Series B
      08-01-07                                9.875                    1,000,000                     1,055,000
 NTL
    Zero Coupon Sr Nts
      04-01-08                                4.86                       765,000(g,j)                  485,775
 PhoneTel Technologies
    Sr Nts
      12-15-06   12.00%     $1,000,000 $888,750

 Vialog
    Company Guaranty
      11-15-01                               12.75                     2,075,000                     2,139,844
 Total                                                                                               5,717,119

 Computers & office equipment (0.3%)
 Bell Technology Group
    Sr Nts
      05-01-05                               13.00                     1,055,000(g)                  1,065,550
 Cooperative Computing
    Sr Sub Nts
      02-01-08                                9.00                       500,000(g)                    481,250
 Total                                                                                               1,546,800


 Electronics (0.2%)
 Reliance Electric
      04-15-03                                6.80                       500,000                       515,795
 Thomas & Betts
      01-15-06                                6.50                       400,000                       398,992
 Total                                                                                                 914,787


 Energy (0.7%)
 Enron Oil & Gas
      11-15-06                                6.70                     1,000,000                     1,022,080
 Parker & Parsley Petroleum
    Sr Nts
      08-15-07                                8.25                       500,000                       547,040
 Rayovac
    Sr Sub Nts Series B
      11-01-06                               10.25                     1,150,000                     1,276,500
 USX
      03-01-08                                6.85                     1,500,000                     1,505,100
 Total                                                                                               4,350,720


 Energy equipment & services (0.2%)
 DI Inds
    Sr Nts
      07-01-07                                8.875                      500,000                       513,750
 Foster Wheeler
      11-15-05                                6.75                       750,000                       762,780
 Total                                                                                               1,276,530

 Financial services (0.6%)
 Avco Financial Services
    Sr Nts
      07-15-99                                7.25                       250,000                       254,065
 Bat-Crave-800
      08-12-00                                6.68                       700,000(g)                    705,306
 GenAmerica Capital
    Company Guaranty
      06-30-27                                8.525                      500,000                       528,802


 Merrill Lynch Mtge Investors Cl D
    Series 1996-C2
      12-21-28                                6.96                       900,000                       892,406
 Salomon
    Sr Nts
      01-15-06                                6.75                       500,000                       509,225
 Wilmington Trust
    Sub Nts
      05-01-08    6.625        800,000  802,063

 Total                                                                                               3,691,867


 Food (0.5%)
 ARAMARK
    Sub Nts
      06-01-03                                8.50                     1,025,000                     1,067,281
 Twin Laboratories
    Sr Sub Nts Company Guaranty
      05-15-06                               10.25                     1,750,000                     1,933,750
 Total                                                                                               3,001,031


 Foreign (3.2%)(c)
 Banca Commercial Italian
    (U.S. Dollar)
      07-15-07                                8.25                       500,000                       553,425
 Banco General
    (U.S. Dollar)
      08-01-02                                7.70                       750,000(g)                    745,073
 Bank of China
    (U.S. Dollar)
      03-15-14                                8.25                       300,000                       288,447
 CEI Citicorp Holdings
    (Argentine Peso)
      02-14-07                               11.25                       250,000(g)                    229,480
 Centaur Mining & Exploration
    (U.S. Dollar) Company Guaranty
      12-01-07                               11.00                       500,000(g)                    511,250
 Dao Heng Bank
    (U.S. Dollar) Sub Nts
      01-24-07                                7.75                       750,000(g)                    679,965
 Daya Guna
    (U.S. Dollar) Company Guaranty
      06-01-07                               10.00                       400,000(g)                    350,000
 Doman Inds
    (U.S. Dollar) Sr Nts Series B
      11-15-07                                9.25                       350,000                       351,750
 EES Coke Battery
    (U.S. Dollar) Sr Nts
      04-15-02                                7.125                      637,128(g)                    642,180
 Enterprises Shipholding
    (U.S Dollar) Sr Nts
      05-01-08                                8.875                      800,000(g)                    796,000
 Globo Communicacoes Participacoes
    (U.S. Dollar) Sr Nts
      12-05-08   10.625     500,000(g)  508,175

 Govt of Algeria
    (U.S. Dollar)
      09-04-06                                7.06                       227,273                       178,409


 Great Central Mines
    (U.S. Dollar) Sr Nts
      04-01-08                                8.875                    1,000,000(g)                  1,010,000
 Greater Beijing
    (U.S. Dollar) Sr Nts
      06-15-04                                9.25                       200,000(g)                    168,896
      06-15-07                                9.50                       300,000(g)                    238,962
 Grupo Televisa
    (U.S. Dollar) Sr Nts
      05-15-06                               11.875                      650,000                       747,422
 Guangdong Enterprises
    (U.S. Dollar) Sr Nts
      05-22-07                                8.875                      400,000(g)                    355,516
 Honam Oil Refinery
    (U.S. Dollar)
      10-15-05                                7.125                    1,000,000(g)                    821,040
 Hutchison Whampo Finance
    (U.S. Dollar) Company Guaranty
      08-01-17                                7.45                       250,000(g)                    229,750
 Hyundai Semiconductor
    (U.S. Dollar) Sr Nts
      05-15-07                                8.625                      500,000(g)                    439,325
 Imexsa Export Trust
    (U.S. Dollar)
      05-31-03                               10.125                      500,000(g)                    520,000
 Mexican Cetes
    (Mexican Peso) Zero Coupon
      06-04-98                               39.57                     4,258,000(i)                    540,553
 Philippine Long Distance Telephone
    (U.S. Dollar) Medium-term Nts Series E
      03-06-07                                7.85                       500,000(g)                    459,615
 Poland Telecom Finance
    (U.S. Dollar)
      12-01-07                               14.00                       775,000                       875,750
 Repap New Brunswick
    (U.S. Dollar) Sr Nts
      07-15-00                                9.875                    1,000,000                     1,052,500
 Republic of Argentina
    (Argentine Peso) Series 54
      07-10-02                                8.75                     1,000,000(g)                    926,000
 Republic of Brazil
    (U.S. Dollar)
      05-15-27                               10.125                      350,000                       337,841
 Republic of Korea
    (U.S. Dollar)
      04-15-08                                8.875                      850,000                       836,273
 Rogers Cablesystems
    (Canadian Dollar)
      01-15-14                                9.65                       600,000                       458,617
 Rogers Cantel
    (U.S. Dollar)
      06-01-08                                9.375                      450,000                       469,125
 Russia Federal Loan Bond
    (Russian Ruble) Series 25018
      09-27-00                               14.00                     3,158,829                       358,372
 Sony
    (U.S. Dollar)
      03-04-03                                6.125                    1,400,000                     1,401,288
 Tri Polyta Finance BV
    (U.S. Dollar) Company Guaranty
      12-01-03                               11.375                    1,000,000                       670,000
 Total                                                                                              18,750,999

 Health care services (0.8%)
 Magellan Health Services

    Sr Sub Nts
      02-15-08                                9.00%                   $1,000,000(g)                   $996,250
 Physician Sales & Service
    Company Guaranty
      10-01-07                                8.50                     1,000,000                     1,043,750
 Service Corp Intl
      03-15-08                                6.50                     1,500,000                     1,492,305
 Tenet Healthcare
    Sr Sub Nts
      03-01-05                               10.125                    1,230,000                     1,370,417
 Total                                                                                               4,902,722

 Industrial equipment & services (0.2%)
 Case
      08-01-05                                7.25                       850,000                       885,726
 Purina Mills
    Sr Sub Nts
      03-15-10                                9.00                       300,000(g)                    311,250
 Total                                                                                               1,196,976

 Insurance (0.6%)
 American United Life Insurance
      03-30-26                                7.75                       500,000(f,g)                  513,880
 Americo Life
    Sr Sub Nts
      06-01-05                                9.25                       600,000                       615,750
 New England Mutual
      02-15-24                                7.875                      250,000(g)                    273,357
 Principal Mutual
      03-01-44                                8.00                       250,000(g)                    266,053
 SAFECO Capital
    Company Guaranty
      07-15-37                                8.07                     1,000,000                     1,049,480
 SunAmerica
      08-30-05                                7.34                       700,000                       737,051
 Total                                                                                               3,455,571


 Leisure time & entertainment (0.7%)
 Coast Hotels & Casino
    Company Guaranty Series B
      12-15-02                               13.00                       500,000                       573,750
 IHF Holdings
    Zero Coupon Sr Sub Disc Nts Series B
      11-15-04                                2.42                       750,000(j)                    639,375
 Time Warner
    Sr Nts
      01-15-28                                6.95                       500,000                       488,275
 Trump Atlantic City Assn/Funding
    1st Mtge Company Guaranty
      05-01-06                               11.25                     1,000,000                     1,000,000
 United Artists Theatres
    Series 1995A
      07-01-15                                9.30                       723,519                       743,416
 Waterford Gaming/LLC
    Sr Nts
      11-15-03                               12.75                       662,000                       734,820
 Total                                                                                               4,179,636


 Media (1.0%)
 Capstar Broadcasting
    Zero Coupon Sr Disc Nts
      02-01-09                                2.61%                   $1,000,000(g,j)                 $752,500
 Cox Communications
      06-15-25                                7.625                      500,000                       538,950
 CSC Holdings
    Sr Sub Nts
      11-01-05                                9.25                       500,000                       531,250
 Outdoor Systems
    Company Guaranty
      06-15-07                                8.875                    1,000,000                     1,037,500
 TCI Communications
      08-01-15                                8.75                     1,000,000                     1,166,800
 Time Warner Entertainment
    Sr Nts
      07-15-33                                8.375                      500,000                       576,175
 Turner Broadcasting
    Sr Nts
      07-01-13                                8.375                      250,000                       282,513
 Viacom Intl
    Sub Deb
      07-07-06                                8.00                       500,000                       508,750
    Sub Deb Series A
      07-01-03                                7.00                       500,000                       488,570
 Total                                                                                               5,883,008



 Metals (0.1%)
 EnviroSource
    Sr Nts
      06-15-03                                9.75                       170,000                       173,825
    Sr Nts Series B
      06-15-03                                9.75                       400,000                       409,000
 Total                                                                                                 582,825

 Miscellaneous (1.9%)
 Adams Outdoor Advertising
    Sr Nts
      03-15-06                               10.75                       500,000                       550,000
 American Architectural
    Sr Nts
      12-01-07                               11.75                     1,000,000(g)                  1,050,000
 Bistro Trust
    Sub Nts
      12-31-02                                9.50                     1,000,000(g)                  1,003,600
 Comforce Operating
    Sr Nts Series B
      12-01-07                               12.00                       600,000                       640,500
 JTM Inds
    Sr Sub Nts
      04-15-08                               10.00                       835,000(g)                    851,700
 Level 3 Communications
    Sr Nts
      05-01-08                                9.125                    1,350,000(g)                  1,339,875
 MSX Intl
    Sr Sub Nts
      01-15-08                               11.375%                    $655,000                      $673,013
 Norcal Waste Systems
    Sr Nts Company Guaranty Series B
      11-15-05                               13.50                       500,000                       581,250
 NSM Steel
    Sr Mtge Company Guaranty
      02-01-06                               12.00                     1,000,000                       950,000
 Outsourcing Solutions
    Sr Sub Nts Series B
      11-01-06                               11.00                     1,000,000                     1,101,250
 Pierce Leahy
    Company Guaranty
      05-15-08                                8.125                    1,625,000(g)                  1,584,375
 Stellex Inds
    Sr Sub Nts Series B
      11-01-07                                9.50                       700,000                       716,625
 Total                                                                                              11,042,188

 Multi-industry conglomerates (0.4%)
 Coltec Inds
    Sr Nts
      04-15-08                                7.50                     1,000,000(g)                  1,000,000
 Crane
      06-15-99                                7.25                       250,000                       253,423
 USI American Holdings
    Sr Nts Series B
      12-01-06                                7.25                       850,000                       858,015
 Total                                                                                               2,111,438


 Paper & packaging (0.4%)
 Gaylord Container
    Sr Nts
      06-15-07                                9.375                    1,000,000(g)                    997,500
 Graham Packaging/GPC Capital
    Sr Sub Nts
      01-15-08                                8.75                     1,000,000                     1,010,000
 Intl Paper
      11-15-12                                5.125                      250,000                       216,085
 Scotia Pacific Holding
    Collateralized Mtge Obligation
      07-20-15                                7.95                       240,929                       252,426
 Total                                                                                               2,476,011

 Real estate investment trust (0.2%)
 First Union RE Eq SBI
    Sr Nts
      10-01-03                                8.875                      300,000                       309,375
 Property Trust of America
      02-15-14                                7.50                       750,000                       770,888
 Total                                                                                               1,080,263

 Retail (0.3%)
 Meyer (Fred)
    Company Guaranty
      03-01-08                                7.45%                   $1,000,000                    $1,000,000
 Pep Boys-Manny, Moe & Jack
      06-01-05                                7.00                       500,000                       512,535
 Total                                                                                               1,512,535

 Utilities -- electric (1.2%)
 Alabama Power
    1st Mtge
      12-01-24                                9.00                       300,000                       331,020
 California Infrastructure-
 Pacific Gas & Electric
      09-25-05                                6.32                     1,000,000                     1,013,180
 Cleveland Electric Illuminating
    1st Mtge Series B
      05-15-05                                9.50                       250,000                       278,647
 CMS Energy
    Sr Nts
      11-15-04                                7.625                      500,000                       504,180
 Connecticut Light & Power
    1st Mtge Series C
      06-01-02                                7.75                     1,000,000                     1,019,380
 El Paso Electric
    1st Mtge Series D
      02-01-06                                8.90                       650,000                       722,312
 First PV Funding
    Series 1986B
      01-15-16                               10.15                       149,000                       157,940
 Indiana & Michigan Power
    Sale Lease-backed Obligation Series F
      12-07-22                                9.82                       208,691                       243,952
 Jersey Central Power & Light
    1st Mtge
      11-01-25                                6.75                     1,000,000                       957,930
 Long Island Lighting
    Gen Ref Mtge
      05-01-21                                9.75                       300,000                       302,826
 Salton Sea Funding
    Series C
      05-30-10                                7.84                       300,000                       317,322
 Sithe Independence Funding
    Series A
      12-30-13                                9.00                       150,000                       175,388
 Texas-New Mexico Power
    1st Mtge Series U
      09-15-00                                9.25                       400,000                       421,000
 TU Electric Capital
    Company Guaranty
      01-30-37                                8.175                      750,000                       767,385
 Total                                                                                               7,212,462


 Utilities -- telephone (1.3%)
 Airtouch Communications
      05-01-08                                6.65                     1,000,000                     1,006,339

 Bell Atlantic
      09-01-08                                6.375                       70,000                        69,134
    Series P
      01-01-06                                4.875                      130,000                       119,022
 Geotek Communications
    Cv Sr Sub Nts
      02-15-01                               12.00                       205,000(f)                    139,400
 GTE
      12-01-00                                9.375                      400,000                       429,448
 GTE North
    Series F
      02-15-10                                6.375                    1,000,000                       996,190
 Intermedia Communications
    Sr Nts Series B
      11-01-07                                8.875                      500,000                       517,500
    Zero Coupon Sr Disc Nts Series B
      07-15-07                                4.65                     1,000,000(j)                    735,000
 ITC Deltacom
    Sr Nts
      03-01-08                                8.875                      650,000(g)                    676,000
 Metrocall
    Sr Sub Nts
      11-01-07                                9.75                       750,000                       765,000
 Mountain States Telephone & Telegraph
      06-01-05                                5.50                        80,000                        76,696
 U S WEST Communications
      11-10-26                                7.20                       700,000                       701,673
 WorldCom
      04-01-07                                7.75                     1,000,000                     1,079,910
 Total                                                                                               7,311,312

 Total bonds
 (Cost: $164,851,038)                                                                             $167,404,870





 Short-term securities (7.4%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agencies (4.0%)
 Federal Home Loan Mtge Corp Disc Nts
      05-15-98     5.43%    $8,000,000   $7,983,169
      05-15-98     5.47      9,100,000    9,080,748
      05-29-98     5.45      4,000,000    3,983,153
 Federal Natl Mtge Assn Disc Nt
      05-04-98     5.48      2,400,000    2,398,908
 Total                                   23,445,978


 Commercial paper (3.4%)
 ABB Treasury Center USA
      05-20-98     5.53      1,000,000(l)   997,092
 Bell Atlantic Finance
      05-11-98     5.52        800,000      798,778
 Ciesco LP
      05-12-98     5.51      1,300,000    1,297,815
 Daimler-Benz
      06-01-98     5.53      1,300,000    1,293,843


 Delaware Funding
      05-22-98     5.54%    $1,900,000(l)$1,893,882
 Fleet Funding
      05-29-98     5.54      1,000,000(l)   995,714
 Paccar Financial
      05-13-98     5.54      2,600,000    2,595,216
 Pfizer
      06-03-98     5.54      3,100,000(l) 3,084,314
 Reed Elsevier
      05-13-98     5.52      6,500,000(l) 6,488,083
 Total                                   19,444,737

 Total short-term securities
 (Cost: $42,890,715)                    $42,890,715



 Total investments in securities
 (Cost: $482,009,938)(m)               $579,224,333



      See accompanying notes to investments in securities.


      (This annual report is not part of the prospectus.)


      Investments in securities


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 7 to the financial statements):

Type of security                                                Contracts


Standard & Poor`s 500 Stock Index, June 1998                           63


(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 1998, is as follows:

Security                              Acquisition               Cost
                                            dates

 American United Life Insurance*
   7.75% 2026                            02-13-96           $500,000
 Geotek Communications
   Cv Sr Sub Nts
   12.00% 2001                           03-04-96            205,000


*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.

(i) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(j) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1998.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(m) At April 30, 1998,  the cost of securities  for federal  income tax purposes
was   $481,757,839   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation...............................$104,961,945
Unrealized depreciation.................................(7,495,451)

Net unrealized appreciation............................$97,466,494


      (This annual report is not part of the prospectus.)



      Investments in securities


      IDS Life Series Fund, Inc.
      Government Securities Portfolio
      April 30, 1998



                                                       (Percentages represent
                                                         value of investments
                                                       compared to net assets)


 Bonds (95.4%)

Issuer                                       Coupon                    Principal                       Value(a)
                                               rate                      amount
 Mortgage-backed securities (54.2%)
 Federal Home Loan Mtge Corp
      06-01-12                                7.00%                     $229,615                      $234,093

      01-01-13                                6.00                       395,335                       390,357
      02-01-13                                6.50                       296,950                       298,560
      12-01-27                                6.00                       301,065                       291,470
 Federal Natl Mtge Assn
      08-23-05                                6.82                       925,000                       971,481
      02-15-08                                5.75                       550,000                       539,979
      06-01-10                                6.50                       337,625                       340,137
      08-01-11                                8.50                       162,597                       169,456
      09-01-12                                7.00                       265,981                       271,003
      03-01-13                                6.00                       200,000(c)                    197,172
      03-01-23                                9.00                       121,285                       130,192
      04-01-23                                8.50                       229,400                       242,324
      09-01-23                                8.50                       333,929                       351,701
      03-01-25                                7.00                       250,000(c)                    252,500
      03-01-25                                8.50                       112,036                       117,473
      09-01-25                                7.00                       246,080                       249,904
      03-01-27                                8.00                       852,466                       884,178
      04-01-27                                6.50                       287,935                       285,568
      09-01-27                                7.00                       283,417                       286,812
      10-01-27                                7.00                       288,872                       292,099
      03-01-28                                6.50                       396,000                       392,040
    Collateralized Mtge Obligation
      07-18-19                                5.50                       250,000                       244,835
 Govt Natl Mtge Assn
      05-15-17                                8.00                        65,620                        69,154
      08-15-25                                7.50                       396,737                       408,433
 Total                                                                                               7,910,921


 U.S. government obligations (41.2%)
 Resolution Funding Corp
      10-15-19                                8.125                      400,000                       490,116
    Zero Coupon
      04-15-05                                5.66                       200,000(b)                    133,740
      10-15-09                                7.12                       460,000(b)                    233,169
 U.S. Treasury
      05-15-00                                6.375                      800,000                       812,072
      08-15-00                                6.00                       300,000                       302,514
      02-15-01                                7.75                     1,060,000                     1,117,675
      06-30-02                                6.25                       100,000                       102,114
      02-28-03                                5.50                       150,000                       148,984
      11-15-16                                7.50                       700,000                       814,751
      08-15-23                                6.25                       475,000                       488,414
      11-15-24                                7.50                       895,000                     1,066,706
      08-15-25                                6.875                      150,000                       166,845
      02-15-27                                6.625                      130,000                       140,868
 Total                                                                                               6,017,968


 Total bonds
 (Cost: $13,555,263)                                                                               $13,928,889





 Short-term security (3.4%)

Issuer                                        Annualized                      Amount                   Value(a)
                                                yield on                  payable at
                                                 date of                    maturity
                                               purchase
 U.S. government agency
 Federal Home Loan Mtge Corp Disc Nt
      05-22-98                                         5.42%                $500,000                  $498,425

 Total short-term security
 (Cost: $498,425)                                                                                     $498,425



 Total investments in securities
 (Cost: $14,053,688)(d)                                                                            $14,427,314




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) At April 30, 1998, the cost of securities purchased on a when-issued basis was $451,463.

(d) At April 30, 1998, the cost of securities for federal income tax purposes was $14,053,973 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................$395,237
Unrealized depreciation......................................(21,896)
Net unrealized appreciation.................................$373,341


      See accompanying notes to investments in securities.


      (This annual report is not part of the prospectus.)



      Investments in securities


      IDS Life Series Fund, Inc.
      International Equity Portfolio
      April 30, 1998



                                                       (Percentages represent
                                                         value of investments
                                                       compared to net assets)


 Common stocks (88.8%)(e)
Issuer                       Shares       Value(a)
 Argentina (1.1%)

 Energy (0.7%)
 Perez Companc               250,000     $1,500,150


 Utilities -- telephone (0.4%)
 Telefonica de Argentina ADR  23,000        886,937


 Australia (0.8%)

 Transportation
 Brambles Inds                88,000      1,814,349


 Brazil (0.9%)

 Chemicals (0.5%)
 Companhia de Saneamento Basico do
    Estado de Sao Paulo    5,000,000      1,136,710

 Energy (0.4%)
 Petroleo Brasileiro ADR      35,000(b)     885,692


 Canada (2.2%)

 Multi-industry conglomerates (1.6%)
 Bombardier Cl B             130,000      3,509,459


 Utilities -- telephone (0.6%)
 BCE                          31,800      1,353,487


 Chile (0.5%)

 Multi-industry conglomerates
 Madeco ADR                   37,000        592,000
 Quinenco ADR                 57,740        595,444
 Total                                    1,187,444


 France (16.0%)

 Automotive & related (1.3%)
 Michelin Cl B                45,388      2,861,005


 Banks and savings & loans (3.8%)
 Banque Natl de Paris         98,852(b)   8,337,711


            Computers & office equipment (1.9%)
 Dassault Systems            108,000(b)   4,240,231


 Energy (2.7%)
 TOTAL Cl B                   50,000(b)   5,947,430


 Food (0.4%)
 Sodexho Alliance              4,236(b)     775,884


 Household products (3.8%)
 Rhone-Poulenc Cl A          167,971(b)   8,218,317


 Leisure time & entertainment (2.0%)
 Accor                        16,057(b)   4,378,211


 Germany (6.9%)
 Automotive & related (0.1%)
 Volkswagen AG                   376(b)     299,450


 Banks and savings & loans (3.2%)
 Bayerische Vereinsbank       90,809(b)   6,908,222


 Industrial equipment & services (2.7%)
 Mannesmann                    7,442(b)   5,906,152


 Textiles & apparel (0.9%)
 Adidas                       12,288      2,037,385


 Hong Kong (2.7%)

 Communications equipment & services (0.5%)
 China Telecom               540,000(b)   1,024,812


 Financial services (1.7%)
 Cheung Kong Holdings        502,000      3,337,597
 New World Development       100,703        286,661
 Total                                    3,624,258


 Multi-industry conglomerates (0.5%)
 Hutchison Whampoa           200,000      1,236,760


 Italy (10.6%)

 Banks and savings & loans (8.1%)

 Banca Intesa              884,710(b)     4,994,542
 Credito Italiano          1,314,307(b)   6,907,866
 Instituto Bancario
    San Paolo di Torino      398,411(b)   5,757,955
 Total                                   17,660,363


 Utilities -- telephone (2.5%)
 Telecom Italia              600,000(b)   3,163,680
 Telecom Italia (New)        300,000(b)   2,244,060
 Total                                    5,407,740


 Japan (4.0%)

 Automotive & related (0.6%)
 Honda Motor                  35,000      1,269,842


 Banks and savings & loans (0.2%)
 Sakura Bank                 169,000        581,225


 Computers & office equipment (1.1%)
 Fujitsu                     201,000      2,347,278


 Electronics (1.5%)
 Fujikura                    170,000        876,350
 Ibiden                       53,000        837,262
 Tokyo Electron               38,000      1,493,575
 Total                                    3,207,187

 Media (0.6%)
 Sony                         16,000      1,331,520


 Mexico (2.4%)

 Financial services (0.1%)
 Grupo Financiero Bancomer
    Cl B                     417,700        288,477

 Media (0.5%)
 Grupo Televisa               26,900(b)   1,102,900


 Multi-industry conglomerates (0.8%)
 Banco Nacional do Norte   1,000,000(b)   1,649,971


 Retail (1.0%)
 Controladora Comercial
    Mexicana GDR              90,000      2,216,250

 Netherlands (6.8%)

 Computers & office equipment (1.1%)
 Baan                         57,437(b)   2,516,298


 Industrial equipment & services (2.1%)
 Philips Electronics          52,610(b)   4,635,699


 Insurance (3.6%)
 ING Groep                   119,170(b)   7,745,669


 Singapore (0.6%)

 Banks and savings & loans (0.1%)
 United Overseas Bank         32,000        151,610


 Electronics (0.5%)
 GP Batteries Intl           380,000      1,051,422


 Sweden (0.9%)

 Banks and savings & loans
 Nordbanken Holding          263,119      1,937,187


 Switzerland (6.8%)

 Banks and savings & loans (3.9%)
 Credit Suisse Group          11,150(b)   2,451,856
 Schweizer Bankgesellschaft    3,728(b)   6,001,765
 Total                                    8,453,621


 Health care (2.9%)
 Novartis                      3,808      6,292,956


 United Kingdom (14.2%)

 Health care (2.0%)
 SmithKline Beecham          360,000      4,314,564


 Media (1.1%)
 Pearson                     156,000      2,447,624


 Multi-industry conglomerates (5.3%)
 General Electric            739,887      6,048,798
 Siebe125,000              2,839,412
 Williams ADR                341,844(b)   2,618,867
 Total11,507,077

 Retail (2.5%)
 Great Universal Stores      362,974(b)   5,540,217


 Utilities -- telephone (3.3%)
 Orange                      642,258(b)   4,667,867
 Vodafone                    221,400      2,438,655
 Total                                    7,106,522


 United States (11.4%)

 Banks and savings & loans (1.2%)
 BankBoston                   25,000      2,698,438


 Beverages & tobacco (0.8%)
 Philip Morris                46,300      1,727,569


 Communications equipment & services (0.5%)
 Motorola                     18,000      1,001,250


 Computers & office equipment (0.8%)
 Compaq Computer              60,000      1,683,750


 Electronics (0.6%)
 Intel                        17,000      1,373,813


 Financial services (1.0%)
 CIT Group Cl A               63,200      2,239,650


 Health care (1.1%)
 Pfizer                       20,500      2,333,156


 Household products (1.0%)
 Colgate-Palmolive            24,000      2,152,500


 Retail (3.3%)
 Rite Aid                     90,000      2,891,250
 Safeway                      59,000(b)   2,256,750
 Wal-Mart Stores              39,000      1,971,938
 Total                                    7,119,938

 Utilities -- telephone (1.1%)
 AirTouch Communications      46,200(b)   2,454,375


 Total common stocks
 (Cost: $161,513,556)   $193,617,714




Other (0.6%)
Issuer                          Shares      Value(a)

 Chile (--%)
 Madeco
    Rights                     5,285(c)          $--

 France (0.1%)
 Rhone-Poulenc
    Warrants                  26,577        128,221

 Italy (0.5%)
 Banca Intesa
    Warrants                 884,710      1,143,753

 Total other
 (Cost: $194,747)                        $1,271,974




 Bond (5.8%)
Issuer           Coupon      Principal     Value(a)
                   rate        amount

 United Kingdom
 United Kingdom Treasury
      (British Pound)
        06-07-02   7.00%     7,300,000  $12,611,378


 Total bond
 (Cost: $12,164,525)                    $12,611,378







 Short-term securities (4.6%)

Issuer        Annualized      Amount         Value(a)
                yield on  payable at
                 date of    maturity
                purchase

 U. S. government agency (3.9%)
 Federal Home Loan Mtge Corp Disc Nts
      05-15-98     5.43%      $800,000     $798,317
      05-20-98     5.42      1,300,000    1,296,295
      05-20-98     5.42      1,000,000      997,150
      05-22-98     5.43      1,600,000    1,594,951
      05-26-98     5.45        800,000      796,983
      05-26-98     5.45      1,500,000    1,494,344
      05-28-98     5.44      1,600,000    1,593,508
 Total                                    8,571,548


 Commercial paper (0.7%)
 Fleet Funding
      05-27-98     5.54        900,000(d)   896,418
 UBS Finance (Delaware)
      05-01-98     5.55        600,000      600,000
 Total                                    1,496,418


 Total short-term securities
 (Cost: $10,067,966)                    $10,067,966


 Total investments in securities
 (Cost: $183,940,794)(f)               $217,569,032



      See accompanying notes to investments in securities.


      (This annual report is not part of the prospectus.)




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt security, principal amount is denominated in the currency indicated.

(b) Non-income producing.

(c) Negligible market value.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(e) Transactions with companies that are or were affiliates (investments representing 5% or more) during the year ended April 30, 1998 are as follows:

                                     Beginning      Purchase          Sales    Ending     Dividend    Value(a)
Issuer                                    cost          cost           cost      cost       income

Posadas de Mexico*                    $997,840      $345,820     $1,343,660       $--          $--         $--


*Issuer was not an affiliate for the entire year ended April 30, 1998.

(f) At April 30, 1998,  the cost of securities  for federal  income tax purposes
was   $184,000,135   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:


Unrealized appreciation...................................$39,678,402
Unrealized depreciation....................................(6,109,505)
Net unrealized appreciation...............................$33,568,897


      (This annual report is not part of the prospectus.)

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     FINANCIAL STATEMENTS:

List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

Independent Auditors Report, June 5, 1998.

Statements:

         Statements of assets and  liabilities at April 30, 1998.
         Statements of operations, for the year ended April 30, 1998.
         Statements of changes in net assets, for the years ended April 30, 1998 and April 30, 1997.
         Notes to financial statements.

Schedules:

        Investments  in  securities,  April 30, 1998.
        Notes to  investments  in securities.

(b)      EXHIBITS:

1. Copy of Articles of Incorporation as amended December 20, 1994, filed electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636, is incorporated herein by reference.

2. Copy of By-laws, filed electronically as Exhibit 2 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

3.   Not Applicable.

4. Copy of Stock Certificate, filed as Exhibit No. 3 to Registrant's Registration Statement No. 2-97636, is incorporated herein by reference.

5. (a) Copy of Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

     (b) Copy of Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

     (c) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636, is incorporated herein by reference.

     (d) Copy of Investment Advisory Agreement between American Express Financial Corporation and American Express Asset Management International, Inc. on behalf of IDS Life International Equity Fund, dated April 9, 1998, is filed electronically herewith.

6.   Not Applicable.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

8. (a) Copy of Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

     (b) Copy of Custody Agreement between Morgan Stanley Trust Company and IDS Bank and Trust, dated May 1993, is filed electronically as Exhibit 8(b) with Post-Effective Amendment No. 17 to Registration Statement No. 2-97636, is incorporated herein by reference.

9.   None.

10. Opinion of counsel and consent to its use as to the legality of the securities registered, filed electronically herewith.

11.  Independent Auditors' Consent, filed electronically herewith.

12.  None.

13.  None.

14.  None.

15.  None.

16. Copy of Schedule for computation of each performance quotation, filed electronically as Exhibit 8(b) with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636, is incorporated herein by reference.

17.  Financial Data Schedule, filed electronically herewith.

18. Power of Attorney dated April 11, 1997, filed electronically as Exhibit 17 with Post-Effective Amendment No. 20 to Registration Statement No. 2-97636, is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 26. Number of Holders of Securities

                  (1)                      (2)

                                           Number of Record Holders as
                                           of June 15, 1998 for Equity,
                                           Government Securities,
                                           Income, Managed and Money
                  Title of Class           Market Portfolios
                  Common Stock                      5

                                           Number of Record Holders
                                           as of June 15, 1998 for
                  Title of Class           International Equity Portfolio
                  Common Stock                      2

Item 27. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 28.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

----------------------------- ----------------------------- ---------------------------- ----------------------------

Name and Title                Other company(s)              Address                      Title within other
                                                                                         company(s)
----------------------------- ----------------------------- ---------------------------- ----------------------------
Ronald G. Abrahamson,         American Express Client       IDS Tower 10                 Director and Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              North Dakota Public                                        Director and Vice President
                              Employee Payment Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas A. Alger,             American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Peter J. Anderson,            Advisory Capital Strategies   IDS Tower 10                 Director
Director and Senior Vice      Group Inc.                    Minneapolis, MN 55440
President

                              American Express Asset                                     Director and Chairman of
                              Management Group Inc.                                      the Board

                              American Express Asset                                     Director, Chairman of the
                              Management International,                                  Board and Executive Vice
                              Inc.                                                       President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              IDS Capital Holdings Inc.                                  Director and President

                              IDS Futures Corporation                                    Director

                              NCM Capital Management        2 Mutual Plaza               Director
                              Group, Inc.                   501 Willard Street
                                                            Durham, NC  27701
----------------------------- ----------------------------- ---------------------------- ----------------------------

Ward D. Armstrong,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Service                                   Vice President
                              Corporation

                              American Express Trust                                     Director and Chairman of
                              Company                                                    the Board
----------------------------- ----------------------------- ---------------------------- ----------------------------

John M. Baker,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Trust                                     Senior Vice President
                              Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Joseph M. Barsky III,         American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Robert C. Basten,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,          American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Executive Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

John C. Boeder,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company    Box 5144                     Director
                              of New York                   Albany, NY 12205
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas W. Brewers,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Karl J. Breyer,               American Express Financial    IDS Tower 10                 Senior Vice President
Director, Senior Vice         Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Minnesota                                 Director
                              Foundation
----------------------------- ----------------------------- ---------------------------- ----------------------------

Daniel J. Candura,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Cynthia M. Carlson,           American Enterprise           IDS Tower 10                 Director, President and
Vice President                Investment Services Inc.      Minneapolis, MN 55440        Chief Executive Officer

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Express Service                                   Vice President
                              Corporation
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mark W. Carter,               American Express Financial    IDS Tower 10                 Senior Vice President and
Senior Vice President and     Advisors Inc.                 Minneapolis, MN 55440        Chief Marketing Officer
Chief Marketing Officer

                              IDS Life Insurance Company                                 Executive Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

James E. Choat,               American Enterprise Life      IDS Tower 10                 Director, President and
Senior Vice President         Insurance Company             Minneapolis, MN 55440        Chief Executive Officer

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Kenneth J. Ciak,              AMEX Assurance Company        IDS Tower 10                 Director and President
Vice President and General                                  Minneapolis, MN 55440
Manager

                              American Express Financial                                 Vice President and General
                              Advisors Inc.                                              Manager

                              IDS Property Casualty         1 WEG Blvd.                  Director and President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Paul A. Connolly,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Colleen Curran,               American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel

                              American Express Service                                   Vice President and Chief
                              Corporation                                                Legal Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Regenia David,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Luz Maria Davis               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Gordon L. Eid,                American Express Financial    IDS Tower 10                 Senior Vice President,
Director, Senior Vice         Advisors Inc.                 Minneapolis, MN 55440        General Counsel and Chief
President, Deputy General                                                                Compliance Officer
Counsel and Chief
Compliance Officer

                              American Express Insurance                                 Director and Vice President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Director and Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Director and Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Director and Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Director and Vice President
                              Wyoming Inc.

                              IDS Real Estate Services,                                  Vice President
                              Inc.

                              Investors Syndicate                                        Director
                              Development Corp.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Robert M. Elconin,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mark A. Ernst,                American Enterprise           IDS Tower 10                 Director and Senior Vice
Senior Vice President         Investment Services Inc.      Minneapolis, MN 55440        President

                              American Enterprise Life                                   Director
                              Insurance Company

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              American Express Service                                   Senior Vice President
                              Corporation
----------------------------- ----------------------------- ---------------------------- ----------------------------

Gordon M. Fines,              American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas L. Forsberg,          American Centurion Life       IDS Tower 10                 Director
Vice President                Assurance Company             Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey P. Fox,               American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Corporate Controller
Corporate Controller
----------------------------- ----------------------------- ---------------------------- ----------------------------

Harvey Golub,                 American Express Company      American Express Tower       Chairman and Chief
Director                                                    World Financial Center       Executive Officer
                                                            New York, NY  10285

                              American Express Travel                                    Chairman and Chief
                              Related Services Company,                                  Executive Officer
                              Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

David A. Hammer,              American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Marketing Controller
Marketing Controller

                              IDS Plan Services of                                       Director and Vice President
                              California, Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,             AMEX Assurance Company        IDS Tower 10                 Vice President
Vice President                                              Minneapolis, MN 55440

                              American Enterprise Life                                   Vice President
                              Insurance Company

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Partners Life                                     Director and Vice
                              Insurance Company                                          President

                              IDS Certificate Company                                    Vice President

                              IDS Life Insurance Company                                 Vice President

                              IDS Life Series Fund, Inc.                                 Vice President

                              IDS Life Variable Annuity                                  Vice President
                              Funds A and B

                              Investors Syndicate                                        Director and Vice
                              Development Corp.                                          President

                              IDS Life Insurance Company    P.O. Box 5144                Investment Officer
                              of New York                   Albany, NY 12205

                              IDS Property Casualty         1 WEG Blvd.                  Vice President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Scott A. Hawkinson,           American Centurion Life       IDS Tower 10                 Chief Actuary
Vice President                Assurance Company             Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Janis K. Heaney,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James G. Hirsh,               American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Darryl G. Horsman,            American Express Trust        IDS Tower 10                 Director and President
Vice President                Company                       Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,            AMEX Assurance Company        IDS Tower 10                 Vice President, Treasurer
Vice President and                                          Minneapolis, MN 55440        and Assistant Secretary
Corporate Treasurer

                              American Centurion Life                                    Vice President and
                              Assurance Company                                          Treasurer

                              American Enterprise                                        Vice President and
                              Investment Services Inc.                                   Treasurer

                              American Enterprise Life                                   Vice President and
                              Insurance Company                                          Treasurer

                              American Express Asset                                     Vice President and
                              Management Group Inc.                                      Treasurer

                              American Express Asset                                     Vice President and
                              Management International                                   Treasurer
                              Inc.

                              American Express Client                                    Vice President and
                              Service Corporation                                        Treasurer

                              American Express Corporation                               Vice President and
                                                                                         Treasurer

                              American Express Financial                                 Vice President and
                              Advisors Inc.                                              Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Arizona Inc.                                     Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Idaho Inc.                                       Treasurer

                              American Express Insurance                                 Vice President and
                              Agency of Nevada Inc.                                      Treasurer

                              American Express Minnesota                                 Vice President and
                              Foundation                                                 Treasurer

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Kentucky Inc.

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Maryland Inc.

                              American Express Property                                  Vice President and
                              Casualty Insurance Agency                                  Treasurer
                              of Pennsylvania Inc.

                              American Express Partners                                  Vice President and
                              Life Insurance Company                                     Treasurer

                              IDS Cable Corporation                                      Director, Vice President
                                                                                         and Treasurer

                              IDS Cable II Corporation                                   Director, Vice President
                                                                                         and Treasurer

                              IDS Capital Holdings Inc.                                  Vice President, Treasurer
                                                                                         and Assistant Secretary

                              IDS Certificate Company                                    Vice President and
                                                                                         Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Alabama Inc.                                               Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Arkansas Inc.                                              Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Massachusetts Inc.                                         Treasurer

                              IDS Insurance Agency of New                                Vice President and
                              Mexico Inc.                                                Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              North Carolina Inc.                                        Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Ohio Inc.                                                  Treasurer

                              IDS Insurance Agency of                                    Vice President and
                              Wyoming Inc.                                               Treasurer

                              IDS Life Insurance Company                                 Vice President, Treasurer
                                                                                         and Assistant Secretary

                              IDS Life Series Fund Inc.                                  Vice President and
                                                                                         Treasurer

                              IDS Life Variable Annuity                                  Vice President and
                              Funds A & B                                                Treasurer

                              IDS Management Corporation                                 Director, Vice President
                                                                                         and Treasurer

                              IDS Partnership Services                                   Vice President and
                              Corporation                                                Treasurer

                              IDS Plan Services of                                       Vice President and
                              California, Inc.                                           Treasurer

                              IDS Real Estate Services,                                  Vice President and
                              Inc.                                                       Treasurer

                              IDS Realty Corporation                                     Vice President and
                                                                                         Treasurer

                              IDS Sales Support Inc.                                     Vice President and
                                                                                         Treasurer

                              IDS Securities Corporation                                 Vice President and
                                                                                         Treasurer

                              Investors Syndicate                                        Vice President and
                              Development Corp.                                          Treasurer

                              IDS Property Casualty         1 WEG Blvd.                  Vice President, Treasurer
                              Insurance Company             DePere, WI 54115             and Assistant Secretary

                              North Dakota Public                                        Vice President and
                              Employee Payment Company                                   Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

David R. Hubers,              AMEX Assurance Company        IDS Tower 10                 Director
Director, President and                                     Minneapolis, MN 55440
Chief Executive Officer

                              American Express Financial                                 Chairman, President and
                              Advisors Inc.                                              Chief Executive Officer

                              American Express Service                                   Director and President
                              Corporation

                              IDS Certificate Company                                    Director

                              IDS Life Insurance Company                                 Director

                              IDS Plan Services of                                       Director and President
                              California, Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Martin G. Hurwitz,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James M. Jensen,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Marietta L. Johns,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Nancy E. Jones,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Service                                   Vice President
                              Corporation
----------------------------- ----------------------------- ---------------------------- ----------------------------

James E. Kaarre,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Matthew N. Karstetter,        American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Linda B. Keene,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

G. Michael Kennedy,           American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Susan D. Kinder,              American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              IDS Securities Corporation                                 Director
----------------------------- ----------------------------- ---------------------------- ----------------------------

Brian C. Kleinberg,           American Express Financial    IDS Tower 10                 Executive Vice President
Executive Vice President      Advisors Inc.                 Minneapolis, MN 55440

                              American Express Service                                   Director
                              Corporation

                              AMEX Assurance Company                                     Director and Chairman of
                                                                                         the Board

                              IDS Property Casualty         1 WEG Blvd.                  Director and Chairman of
                              Insurance Company             DePere, WI 54115             the Board
----------------------------- ----------------------------- ---------------------------- ----------------------------

Richard W. Kling,             AMEX Assurance Company        IDS Tower 10                 Director
Director and Senior Vice                                    Minneapolis, MN 55440
President

                              American Centurion Life                                    Director
                              Assurance Company

                              American Enterprise Life                                   Director and Chairman of
                              Insurance Company                                          the Board

                              American Express Corporation                               Director and President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              American Express Insurance                                 Director and President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Director and President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Director and President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Director and President
                              Agency of Oregon Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Director and President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              American Express Service                                   Vice President
                              Corporation

                              American Partners Life                                     Director and Chairman of
                              Insurance Company                                          the Board

                              IDS Certificate Company                                    Director and Chairman of
                                                                                         the Board

                              IDS Insurance Agency of                                    Director and President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Director and President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Director and President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Director and President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Director and President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Director and President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Director and President
                              Wyoming Inc.

                              IDS Life Insurance Company                                 Director and President

                              IDS Life Series Fund, Inc.                                 Director and President

                              IDS Life Variable Annuity                                  Manager, Chairman of the
                              Funds A and B                                              Board and President

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115

                              IDS Life Insurance Company    P.O. Box 5144                Director, Chairman of the
                              of New York                   Albany, NY 12205             Board and President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President

                              IDS Life Series Fund, Inc.                                 Vice President and Chief
                                                                                         Actuary

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

Claire Kolmodin,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Steve C. Kumagai,             American Express Financial    IDS Tower 10                 Director and Senior Vice
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440        President
President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Edward Labenski, Jr.,         American Express Asset        IDS Tower 10                 Senior Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Kurt A Larson,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lori J. Larson,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Futures Corporation                                    Director
----------------------------- ----------------------------- ---------------------------- ----------------------------

Daniel E. Laufenberg,         American Express Financial    IDS Tower 10                 Vice President and Chief
Vice President and Chief      Advisors Inc.                 Minneapolis, MN 55440        U.S. Economist
U.S. Economist
----------------------------- ----------------------------- ---------------------------- ----------------------------

Richard J. Lazarchic,         American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Peter A. Lefferts,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Trust                                     Director
                              Company

                              IDS Plan Services of                                       Director
                              California, Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Douglas A. Lennick,           American Express Financial    IDS Tower 10                 Director and Executive
Director and Executive Vice   Advisors Inc.                 Minneapolis, MN 55440        Vice President
President

                              IDS Securities Corporation                                 Director, President and
                                                                                         Chief Executive Officer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mary J. Malevich,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Fred A. Mandell,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Thomas W. Medcalf,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

William C. Melton,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James A. Mitchell,            AMEX Assurance Company        IDS Tower 10                 Director
Director and Executive Vice                                 Minneapolis, MN 55440
President

                              American Enterprise                                        Director
                              Investment Services Inc.

                              American Express Financial                                 Executive Vice President
                              Advisors Inc.

                              American Express Service                                   Director and Senior Vice
                              Corporation                                                President

                              American Express Tax and                                   Director
                              Business Services Inc.

                              IDS Certificate Company                                    Director

                              IDS Life Insurance Company                                 Director, Chairman of the
                                                                                         Board and Chief Executive
                                                                                         Officer

                              IDS Plan Services of                                       Director
                              California, Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Director
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

William P. Miller,            Advisory Capital Strategies   IDS Tower 10                 Vice President
Vice President and Senior     Group Inc.                    Minneapolis, MN 55440
Portfolio Manager

                              American Express Asset                                     Senior Vice President
                              Management Group Inc.

                              American Express Financial                                 Vice President and Senior
                              Advisors Inc.                                              Portfolio Manager
----------------------------- ----------------------------- ---------------------------- ----------------------------

Pamela J. Moret,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              American Express Trust                                     Vice President
                              Company

                              IDS Life Insurance Company                                 Executive Vice President

                              IDS Life Insurance Company    P.O. Box 5144                Vice President
                              of New York                   Albany, NY  12205
----------------------------- ----------------------------- ---------------------------- ----------------------------

Barry J. Murphy,              American Express Client       IDS Tower 10                 Director and President
Director and Senior Vice      Service Corporation           Minneapolis, MN 55440
President

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Mary Owens Neal,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Robert J. Neis,               American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

James R. Palmer,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Life Insurance Company                                 Vice President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Carla P. Pavone,              American Express Client       IDS Tower 10                 Director and Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              North Dakota Public                                        Director and President
                              Employee Payment Company
----------------------------- ----------------------------- ---------------------------- ----------------------------

Thomas P. Perrine,            American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Susan B. Plimpton,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Ronald W. Powell,             American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel

                              IDS Cable Corporation                                      Vice President and
                                                                                         Assistant Secretary

                              IDS Cable II Corporation                                   Vice President and
                                                                                         Assistant Secretary

                              IDS Management Corporation                                 Vice President and
                                                                                         Assistant Secretary

                              IDS Partnership Services                                   Vice President and
                              Corporation                                                Assistant Secretary

                              IDS Plan Services of                                       Vice President and
                              California, Inc.                                           Assistant Secretary

                              IDS Realty Corporation                                     Vice President and
                                                                                         Assistant Secretary
----------------------------- ----------------------------- ---------------------------- ----------------------------

 James M. Punch,              American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Frederick C. Quirsfeld,       American Express Asset        IDS Tower 10                 Vice President
Senior Vice President         Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Debra J. Rabe,                American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

ReBecca K. Roloff,            American Express Financial    IDS Tower 10                 Senior Vice President
Senior Vice President         Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Stephen W. Roszell,           Advisory Capital Strategies   IDS Tower 10                 Director
Senior Vice President         Group Inc.                    Minneapolis, MN 55440

                              American Express Asset                                     Director, President and
                              Management Group Inc.                                      Chief Executive Officer

                              American Express Asset                                     Director
                              Management International,
                              Inc.

                              American Express Asset                                     Director
                              Management Ltd.

                              American Express Financial                                 Senior Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

John P. Ryan,                 American Express Financial    IDS Tower 10                 Vice President and General
Vice President and General    Advisors Inc.                 Minneapolis, MN 55440        Auditor
Auditor
----------------------------- ----------------------------- ---------------------------- ----------------------------

Erven A. Samsel,              American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,           American Centurion Life       IDS Tower 10                 Director, Chairman and
Senior Vice President and     Assurance Company             Minneapolis, MN 55440        President
Chief Financial Officer

                              American Enterprise Life                                   Director and Executive
                              Insurance Company                                          Vice President

                              American Express Corporation                               Director

                              American Express Financial                                 Senior Vice President and
                              Advisors Inc.                                              Chief Financial Officer

                              American Partners Life                                     Director and President
                              Insurance Agency

                              IDS Certificate Company                                    Director and President

                              IDS Life Insurance Company                                 Director and Executive
                                                                                         Vice President

                              Investors Syndicate                                        Director, Chairman of the
                              Development Corp.                                          Board and President
----------------------------- ----------------------------- ---------------------------- ----------------------------

Donald K. Shanks,             AMEX Assurance Company        IDS Tower 10                 Senior Vice President
Vice President                                              Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              IDS Property Casualty         1 WEG Blvd.                  Senior Vice President
                              Insurance Company             DePere, WI 54115
----------------------------- ----------------------------- ---------------------------- ----------------------------

F. Dale Simmons,              AMEX Assurance Company        IDS Tower 10                 Vice President
Vice President                                              Minneapolis, MN 55440

                              American Enterprise Life                                   Vice President
                              Insurance

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              American Partners Life                                     Vice President
                              Insurance Company

                              IDS Certificate Company                                    Vice President

                              IDS Life Insurance Company                                 Vice President

                              IDS Partnership Services                                   Director and Vice President
                              Corporation

                              IDS Real Estate Services                                   Director and Vice President
                              Inc.

                              IDS Realty Corporation                                     Director and Vice President

                              IDS Life Insurance Company    Box 5144                     Vice President and
                              of New York                   Albany, NY 12205             Assistant Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Judy P. Skoglund,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Ben C. Smith,                 American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

William A. Smith,             American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Controller
Controller
----------------------------- ----------------------------- ---------------------------- ----------------------------

Bridget Sperl,                American Express Client       IDS Tower 10                 Vice President
Vice President                Service Corporation           Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,        American Enterprise Life      IDS Tower 10                 Director, Vice President,
Vice President and            Insurance Company             Minneapolis, MN 55440        General Counsel and
Assistant General Counsel                                                                Secretary

                              American Express Corporation                               Director, Vice President
                                                                                         and Secretary

                              American Express Financial                                 Vice President and
                              Advisors Inc.                                              Assistant General Counsel

                              American Partners Life                                     Director, Vice President,
                              Insurance Company                                          General Counsel and
                                                                                         Secretary

                              IDS Life Insurance Company                                 Vice President, General
                                                                                         Counsel and Secretary

                              IDS Life Series Fund Inc.                                  General Counsel and
                                                                                         Assistant Secretary

                              IDS Life Variable Annuity                                  General Counsel and
                              Funds A & B                                                Assistant Secretary
----------------------------- ----------------------------- ---------------------------- ----------------------------

James J. Strauss,             American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey J. Stremcha,          American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Barbara Stroup Stewart,       American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Wesley W. Wadman,             American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Asset                                     Director and Senior Vice
                              Management International,                                  President
                              Inc.

                              American Express Asset                                     Director and Vice Chairman
                              Management Ltd.

                              American Express Financial                                 Vice President
                              Advisors Inc.

                              IDS Fund Management Limited                                Director and Vice Chairman
----------------------------- ----------------------------- ---------------------------- ----------------------------

Norman Weaver Jr.,            American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Arizona Inc.

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael L. Weiner,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440

                              IDS Capital Holdings Inc.                                  Vice President

                              IDS Futures Brokerage Group                                Vice President

                              IDS Futures Corporation                                    Vice President, Treasurer
                                                                                         and Secretary

                              IDS Sales Support Inc.                                     Director, Vice President
                                                                                         and Assistant Treasurer
----------------------------- ----------------------------- ---------------------------- ----------------------------

Lawrence J. Welte,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Jeffrey F. Welter,            American Express Financial    IDS Tower 10                 Vice President
Vice President                Advisors Inc.                 Minneapolis, MN 55440
----------------------------- ----------------------------- ---------------------------- ----------------------------

Edwin M. Wistrand,            American Express Financial    IDS Tower 10                 Vice President and
Vice President and            Advisors Inc.                 Minneapolis, MN 55440        Assistant General Counsel
Assistant General Counsel
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael D. Wolf,              American Express Asset        IDS Tower 10                 Executive Vice President
Vice President                Management Group Inc.         Minneapolis, MN 55440

                              American Express Financial                                 Vice President
                              Advisors Inc.
----------------------------- ----------------------------- ---------------------------- ----------------------------

Michael R. Woodward,          American Express Financial    IDS Tower 10                 Senior Vice President
Director and Senior Vice      Advisors Inc.                 Minneapolis, MN 55440
President

                              American Express Insurance                                 Vice President
                              Agency of Idaho Inc.

                              American Express Insurance                                 Vice President
                              Agency of Nevada Inc.

                              American Express Insurance                                 Vice President
                              Agency of Oregon Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Kentucky Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Maryland Inc.

                              American Express Property                                  Vice President
                              Casualty Insurance Agency
                              of Pennsylvania Inc.

                              IDS Insurance Agency of                                    Vice President
                              Alabama Inc.

                              IDS Insurance Agency of                                    Vice President
                              Arkansas Inc.

                              IDS Insurance Agency of                                    Vice President
                              Massachusetts Inc.

                              IDS Insurance Agency of New                                Vice President
                              Mexico Inc.

                              IDS Insurance Agency of                                    Vice President
                              North Carolina Inc.

                              IDS Insurance Agency of                                    Vice President
                              Ohio Inc.

                              IDS Insurance Agency of                                    Vice President
                              Wyoming Inc.

                              IDS Life Insurance Company    Box 5144                     Director
                              of New York                   Albany, NY 12205
----------------------------- ----------------------------- ---------------------------- ----------------------------

Item 29. The Fund has no principal underwriter.

Item 30. Location of Accounts and Records

                  American Express Financial Corporation
                  IDS Tower 10
                  Minneapolis, Minnesota

Item 31. Management Services

                  Not applicable

Item 32. Undertakings

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of June, 1998.


         IDS LIFE SERIES FUND, INC.


         By  /s/  Richard W. Kling
                  Richard W. Kling


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of June, 1998.

Signature                                            Capacity

/s/      Richard W. Kling*                           President and Director
         Richard W. Kling

/s/      Paul F. Kolkman*                            Vice President and Chief
         Paul F. Kolkman                             Actuary

/s/      Jeffrey S. Horton*                          Vice President and
         Jeffrey S. Horton                           Controller

/s/      Lorraine R. Hart                            Vice President,
         Lorraine R. Hart                            Investments

/s/      Edward Landes*                              Director
         Edward Landes

/s/      Carl N. Platou*                             Director
         Carl N. Platou

/s/      Gordon H. Ritz*                             Director
         Gordon H. Ritz

Signature                                            Capacity

/s/      Timothy S. Meehan                           Secretary
         Timothy S. Meehan

/s/      William A. Stoltzmann                       General Counsel and
         William A. Stoltzmann                       Assistant Secretary


*Signed pursuant to Power of Attorney dated April 11, 1997, filed electronically as Exhibit 17 with Post-Effective Amendment No. 20 to Registration Statement No. 2-97636, is incorporated herein by reference.


/s/ Colin Lancaster
---------------------------
Colin Lancaster

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 21
                      TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

The cross-reference page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         Exhibits

The signatures.